                                                                   EXHIBIT 10.19

================================================================================

                                 LOAN AGREEMENT

                           Dated as of March 14, 2005

                                     Between

                           TELC (NJ) QRS 16-30, INC.,
                                   as Borrower

                                       and

                      MORGAN STANLEY MORTGAGE CAPITAL INC.,
                                    as Lender

================================================================================

                                TABLE OF CONTENTS

                                                                   Page
                                                                   ----
I.     DEFINITIONS; PRINCIPLES OF CONSTRUCTION .................     1
       Section 1.1     Definitions .............................     1
       Section 1.2     Principles of Construction ..............    15
II.    THE LOAN.................................................    15
       Section 2.1     The Loan ...... .........................    15
       Section 2.2     Interest Rate ...........................    15
       Section 2.3     Loan Payments ...........................    16
       Section 2.4     Prepayments .............................    18
       Section 2.5     Defeasance ..............................    18
III.   REPRESENTATIONS AND WARRANTIES ..........................    25
       Section 3.1     Borrower Representations ................    25
       Section 3.2     Survival of Representations .............    37
IV.    BORROWER COVENANTS ......................................    37
       Section 4.1     Borrower Affirmative Covenants ..........    37
       Section 4.2     Borrower Negative Covenants .............    44
V.     INSURANCE, CASUALTY AND CONDEMNATION ....................    47
       Section 5.1     Insurance ...............................    47
       Section 5.2     Casualty and Condemnation ...............    51
       Section 5.3     Delivery of Net Proceeds ................    53
VI.    RESERVE FUNDS ...........................................    56
       Section 6.1     Required Repair Funds ...................    56
       Section 6.2     Tax Funds ...............................    57
       Section 6.3     Insurance Funds .........................    57
       Section 6.4     Capital Expenditure Funds ...............    58
       Section 6.5     Rollover Funds ..........................    59
       Section 6.6     Intentionally omitted ...................    60
       Section 6.7     Application of Reserve Funds ............    61
       Section 6.8     Security Interest in Reserve Funds.......    61
VII.   PROPERTY MANAGEMENT .....................................    63
       VIII.           TRANSFERS

IX.    SALE AND SECURITIZATION OF MORTGAGE ........................    65
       Section 9.1     Sale of Mortgage and Securitization.........    65
       Section 9.2     Securitization Indemnification  ............    67
       Section 9.3     Rating Surveillance ........................    69
X.     DEFAULTS....................................................    70
       Section 10.1    Event of Default ...........................    70
       Section 10.2    Remedies ...................................    72
       Section 10.3    Right to Cure Defaults .....................    73
       Section 10.4    Remedies Cumulative ........................    74
XI.    MISCELLANEOUS ..............................................    74
       Section 11.1    Successors and Assigns .....................    74
       Section 11.2    Lender's Discretion ........................    74
       Section 11.3    Governing Law ..............................    74
       Section 11.4    Modification, Waiver in Writing ............    76
       Section 11.5    Delay Not a Waiver .........................    76
       Section 11.6    Notices.....................................    76
       Section 11.7    Trial by Jury...............................    77
       Section 11.8    Headings ...................................    77
       Section 11.9    Severability ...............................    78
       Section 11.10   Preferences ................................    78
       Section 11.11   Waiver of Notice ...........................    78
       Section 11.12   Remedies of Borrower .......................    78
       Section 11.13   Expenses; Indemnity ........................    78
       Section 11.14   Schedules Incorporated .....................    79
       Section 11.15   Offsets, Counterclaims and Defenses ........    80
       Section 11.16   No Joint Venture or Partnership;
                         No Third Party Beneficiaries .............    80
       Section 11.17   Publicity ..................................    80
       Section 11.18   Waiver of Marshalling of Assets ............    80
       Section 11.19   Waiver of Offsets/Defenses/Counterclaims....    81
       Section 11.20   Conflict; Construction of Documents;
                         Reliance..................................    81
       Section 11.21   Brokers and Financial Advisors .............    81
       Section 11.22   Exculpation ................................    81
       Section 11.23   Prior Agreements ...........................    84

       Section 11.24   Servicer ................................    84
       Section 11.25   Joint and Several Liability .............    85
       Section 11.26   Creation of Security Interest ...........    85
       Section 11.27   Assignments and Participations ..........    85
       Section 11.28   Set-Off. ................................    85
       Section 11.29   Partial Release - Expansion .............    86
       Section 11.30   Component Notes .........................    91

                                     SCHEDULES

Schedule I   -   Rent Roll
Schedule II  -   Required Repairs
Schedule III -   Organizational Chart
Schedule IV  -   Form of Subordination, Non-Disturbance and Attornment Agreement
Schedule V   -   Ground Lease Parcel
Schedule VI-A-   Monthly Operating Statement
Schedule VI-B-   Quarterly Operating Statement
Schedule VI-B-   Annual Operating Statement
Schedule VII -   Balance Sheet
Schedule VIII-   Expansion Parcel

                                 LOAN AGREEMENT

      THIS LOAN AGREEMENT, dated as of March 14, 2005 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this "Agreement"), between MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation, having an address at c/o ARCap Servicing, Inc., 5605 N. MacArthur Boulevard, Suite 950, LB 26, Irving, Texas 75038 ("Lender") and TELC (NJ) QRS 16-30, INC., a Delaware corporation, having an address at c/o W.P. Carey & Co. LLC, 50 Rockefeller Plaza, 2nd Floor, New York, New York 10020 ("Borrower").

      All capitalized terms used herein shall have the respective meanings set forth in Article I hereof.

                                   WITNESSETH:

      WHEREAS, Borrower desires to obtain the Loan from Lender; and

      WHEREAS, Lender is willing to make the Loan to Borrower, subject to and in accordance with the conditions and terms of this Agreement and the other Loan Documents.

      NOW, THEREFORE, in consideration of the covenants set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, represent and warrant as follows:

      I. DEFINITIONS; PRINCIPLES OF CONSTRUCTION

      SECTION 1.1 DEFINITIONS.

      For all purposes of this Agreement, except as otherwise expressly provided:

      "ACCRUED INTEREST" shall have the meaning set forth in Section 2.3.2.

      "ACQUIRED PROPERTY STATEMENTS" shall have the meaning set forth in Section 9.1(c).

      "AFFILIATE" shall mean, as to any Person, any other Person that, directly or indirectly, owns more than forty percent (40%) of, is in control of, is controlled by or is under common ownership or control with such Person or is a director or officer of such Person or of an Affiliate of such Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise.

      "AGENT" shall mean Wells Fargo Bank, N.A. and any successor Eligible Institution thereto.

      "ALTA" shall mean American Land Title Association, or any successor thereto.

      "ALTERATION THRESHOLD" shall mean $3,000,000 with respect to any single alteration and $5,700,000 with respect to a series of related alterations.

      "ANNUAL BUDGET" shall have the meaning set forth in Section 4.1.6(a)(V).

      "APPLICABLE INTEREST RATE" shall mean the Initial Interest Rate or the Default Rate, as applicable.

      "ASSIGNMENT OF LEASES" shall mean that certain first priority Assignment of Leases and Rents, dated as of the date hereof, from Borrower, as assignor, to Lender, as assignee, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

      "AWARD" shall mean any compensation paid by any Governmental Authority in connection with a Condemnation in respect of all or any part of the Property.

      "BANKRUPTCY CODE" shall mean Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time, and any successor statute or statutes and all rules and regulations from time to time promulgated thereunder, and any comparable foreign laws relating to bankruptcy, insolvency or creditors' rights.

      "BASIC CARRYING COSTS" shall mean the sum of the following costs associated with the Property for the relevant Fiscal Year or payment period: (i) Taxes and (ii) Insurance Premiums.

      "BORROWER" shall mean TELC (NJ) QRS 16-30, INC., a Delaware corporation, together with its permitted successors and permitted assigns.

      "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a legal holiday on which national banks are not open for general business in (i) the State of New York, (ii) the state where the corporate trust office of the Trustee is located, or (iii) the state where the servicing offices of the Servicer are located.

      "CAPITAL EXPENDITURES" for any period shall mean amounts expended for replacements and alterations to the Property and required to be capitalized according to GAAP.

      "CAPITAL EXPENDITURE FUNDS" shall have the meaning set forth in Section 6.4.1.

      "CAPITAL EXPENDITURES WORK" shall mean any labor performed or materials installed in connection with any Capital Expenditure.

      "CASH MANAGEMENT AGREEMENT" shall mean that certain Cash Management Agreement of even date herewith among Lender, Borrower and Agent.

      "CASUALTY" shall mean the occurrence of any casualty, damage or injury, by fire or otherwise, to the Property or any part thereof.

      "CASUALTY CONSULTANT" shall have the meaning set forth in Section
5.3.2(c).

      "CLOSING DATE" shall mean the date of funding the Loan.

      "CODE" shall mean the Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

      "CONDEMNATION" shall mean a temporary or permanent taking by any Governmental Authority as the result or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain, of all or any part of the Property, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting the Property or any part thereof.

      "DEBT" shall mean the outstanding principal amount of the Loan together with all interest accrued and unpaid thereon and all other sums (including the Yield Maintenance Premium) due to Lender in respect of the Loan under the Note, this Agreement, the Mortgage, the Environmental Indemnity or any other Loan Document.

      "DEBT SERVICE" shall mean, with respect to any particular period of time, scheduled principal and interest payments under the Note.

      "DEBT SERVICE COVERAGE RATIO" shall mean the ratio of (i) Underwritable Cash Flow for the twelve (12) calendar month period immediately preceding the date of calculation to (ii) the projected Debt Service that would be due for the twelve (12) calendar month period immediately following such calculation.

      "DEFAULT"shall mean the occurrence of any event hereunder or under any other Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

      "DEFAULT RATE" shall mean, with respect to the Loan, a rate per annum equal to the lesser of (i) the maximum rate permitted by applicable law, or (ii) five percent (5%) above the Initial Interest Rate.

      "DEFEASANCE COLLATERAL" shall mean U.S. Obligations, which provide payments (i) on or prior to, but as close as possible to, the Business Day immediately preceding all Monthly Payment Dates and other scheduled payment dates, if any, under the Note after the Defeasance Date and up to and including the Maturity Date, and (ii) in amounts equal to or greater than the Scheduled Defeasance Payments relating to such Monthly Payment Dates and other scheduled payment dates.

      "DEFEASANCE COLLATERAL ACCOUNT" shall have the meaning set forth in
Section 2.5.3.

      "DEFEASANCE DATE" shall have the meaning set forth in Section 2.5.1(a)(i).

      "DEFEASANCE EVENT" shall have the meaning set forth in Section 2.5.1(a).

      "DISCLOSURE DOCUMENT" shall have the meaning set forth in Section 9.2(a).

      "DISCLOSURE DOCUMENT DATE" shall have the meaning set forth in Section 9.1(c)(iv).

      "ELIGIBLE ACCOUNT" shall mean a separate and identifiable account from all other funds held by the holding institution that is either (i) an account or accounts maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution or (ii) a segregated trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company is subject to regulations substantially similar to 12 C.F.R. Section 9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal and state authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

      "ELIGIBLE INSTITUTION" shall mean a depository institution or trust company insured by the Federal Deposit Insurance Corporation the short term unsecured debt obligations or commercial paper of which are rated at least A-l by S&P, P-l by Moody's and F-1+ by Fitch in the case of accounts in which funds are held for thirty (30) days or less or, in the case of Letters of Credit or accounts in which funds are held for more than thirty (30) days, the long term unsecured debt obligations of which are rated at least "AA" by Fitch and S&P and "Aa2" by Moody's.

      "ENVIRONMENTAL INDEMNITY" shall mean that certain Environmental Indemnity Agreement dated as of the date hereof executed by Borrower and Guarantor in connection with the Loan for the benefit of Lender.

      "EQUIPMENT" shall have the meaning set forth in the granting clause of the Mortgage.

      "ERISA" shall have the meaning set forth in Section 4.2.11.

      "EVENT OF DEFAULT" shall have the meaning set forth in Section 10.1.

      "EXCHANGE ACT" shall have the meaning set forth in Section 9.2(a).

      "EXCHANGE ACT FILING" shall have the meaning set forth in Section 9.1(c)(vi).

      "EXPANSION DATE" shall have the meaning set forth in Section 11.29(a)(i).

      "EXPANSION PARCELS" shall mean, individually or collectively, the area of the Property cross-hatched on Schedule VIII hereto and marked as "Release Parcel A" and the area of the Property cross-hatched on Schedule VIII hereto and marked as "Release Parcel B" (or such lesser area within such cross-hatched area necessary to construct the proposed improvements described in Section 11.29 hereof and to provide parking adjacent to such improvements necessary for the use and operation of such improvements).

      "EXTRAORDINARY EXPENSE" shall have the meaning set forth in Section 4.1.6(e).

      "FISCAL YEAR" shall mean each twelve month period commencing on January 1 and ending on December 31 during each year of the term of the Loan.

      "FITCH" shall mean Fitch, Inc.

      "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such entity as may be in general use by significant segments of the U.S. accounting profession.

      "GOVERNMENTAL AUTHORITY" shall mean any court, board, agency, commission, office or authority of any nature whatsoever or any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

      "GROSS REVENUE" shall mean all revenue, derived from the ownership and operation of the Property from whatever source, including, but not limited to, Rents, but excluding sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower to any Governmental Authority, non-recurring revenues as reasonably determined by Lender, proceeds from the sale or refinancing of the Property, security deposits (except to the extent determined by Lender to be properly utilized to offset a loss of Rent), refunds and uncollectible accounts, proceeds of casualty insurance and Awards (other than business interruption or other loss of income insurance related to business interruption or loss of income for the period in question), and any disbursements to Borrower from the Reserve Funds or any other fund established by the Loan Documents.

      "GROUND LEASE PARCEL" shall mean an area of the Property cross-hatched on
Schedule VI hereto and marked as "Ground Lease Parcel" (or such lesser area within such cross-hatched area necessary to construct the proposed improvements described in Section 11.29 hereof and to provide parking adjacent to such improvements necessary for the use and operation of such improvements).

      "GUARANTOR" shall mean CORPORATE PROPERTY ASSOCIATES 16-GLOBAL INCORPORATED, a Maryland corporation.

      "GUARANTY" shall mean that certain Guaranty of even date herewith from Guarantor for the benefit of Lender.

      "IMPROVEMENTS" shall have the meaning set forth in the granting clause of the Mortgage.

      "INDEBTEDNESS" shall mean, for any Person, without duplication: (i) all indebtedness of such Person for borrowed money, for amounts drawn under a letter of credit, or for the deferred purchase price of property for which such Person or its assets is liable, (ii) all unfunded amounts under a loan agreement, letter of credit, or other credit facility for which such Person would be liable if such amounts were advanced thereunder, (iii) all amounts required to be paid by such Person as a guaranteed payment to partners or a preferred or special dividend, including any mandatory redemption of shares or interests, (iv) all indebtedness guaranteed by such Person, directly or indirectly, (v) all obligations under leases that constitute capital leases for which such Person is liable, and (vi) all obligations of such Person under interest rate swaps, caps, floors, collars and other interest hedge agreements, in each case whether such Person is liable contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss.

      "INDEMNIFIED LIABILITIES" shall have the meaning set forth in Section 11.13(b).

      "INDEPENDENT DIRECTOR" shall have the meaning set forth in Section 3.1.24(p).

      "INITIAL INTEREST RATE" shall mean a rate per annum equal to Five and Forty-Nine Hundredths Percent (5.49%).

      "INSOLVENCY OPINION" shall mean that certain bankruptcy nonconsolidation opinion letter dated the date hereof delivered by Reed Smith LLP in connection with the Loan.

      "INSURANCE FUNDS" shall have the meaning set forth in Section 6.3.1.

      "INSURANCE PREMIUMS" shall have the meaning set forth in Section 5.1.1(b).

      "LEASE" shall mean any lease, sublease or subsublease, letting, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in the Property, and every modification, amendment or other agreement relating to such lease, sublease, subsublease, or other agreement entered into in connection with such lease, sublease, subsublease, or other agreement and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

      "LEGAL REQUIREMENTS" shall mean all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting Borrower or the Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof, whether now or hereafter enacted and in force, including, without limitation, the Americans with Disabilities Act of 1990, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting the Property or any part thereof, including, without limitation, any which may (i) require repairs, modifications or alterations in or to the Property or any part thereof, or (ii) in any way limit the use and enjoyment thereof.

      "LENDER" shall mean MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation, together with its successors and assigns.

      "LENDER INDEMNITEES" shall have the meaning set forth in Section 11.13(b).

      "LETTER OF CREDIT" shall mean an irrevocable, unconditional, transferable, clean sight draft letter of credit acceptable to Lender and the Rating Agencies (either an evergreen letter of credit or one which does not expire until at least thirty (30) Business Days after the Maturity Date) in favor of Lender and entitling Lender to draw, (in full or partially) thereon in New York, New York, issued by a domestic Eligible Institution or the U.S. agency or branch of a foreign Eligible Institution. If at any time the bank issuing any such Letter of Credit shall cease to be an Eligible Institution, Lender shall have the right immediately to draw down the same in full and hold the proceeds of such draw in accordance with the applicable provisions hereof.

      "LIABILITIES" shall have the meaning set forth in Section 9.2(b).

      "LIEN" shall mean any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting the Property or any portion thereof or Borrower, or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

      "LOAN" shall mean the loan in the original principal amount of SEVENTY-NINE MILLION SIX HUNDRED EIGHTY-SIX THOUSAND AND NO/100 DOLLARS ($79,686,000) made by Lender to Borrower pursuant to this Agreement.

      "LOAN DOCUMENTS" shall mean, collectively, this Agreement, the Note, the Mortgage, the Assignment of Leases, the Cash Management Agreement, the Environmental Indemnity, the Guaranty and any other document pertaining to the Property as well as all other documents now or hereafter executed and/or delivered in connection with the Loan.

      "MATERIAL AGREEMENTS" means each contract and agreement relating to the ownership, management, development, use, operation, leasing, maintenance, repair or improvement of the Property, other than the Leases, under which there is an obligation of Borrower to pay more than $1,000,000 per annum.

      "MATURITY DATE" shall mean April 1, 2015 or such other date on which the final payment of principal of the Note becomes due and payable as therein or herein provided, whether at such stated maturity date, by declaration of acceleration, or otherwise.

      "MAXIMUM LEGAL RATE" shall mean the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or the other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan.

      "MINIMUM DISBURSEMENT AMOUNT" shall mean Twenty-Five Thousand and No/100 Dollars ($25,000).

      "MONTHLY DEBT SERVICE PAYMENT AMOUNT" shall mean a constant monthly payment of Four Hundred Sixty Four Thousand Eight Hundred Forty Eight Dollars and 57/100 ($464,848.57).

      "MONTHLY PAYMENT DATE" shall mean the first (1st) day of every calendar month occurring during the term of the Loan.

      "MOODY'S" shall mean Moody's Investors Service, Inc.

      "MORGAN STANLEY" shall have the meaning set forth in Section 9.2(b).

      "MORGAN STANLEY GROUP" shall have the meaning set forth in Section 9.2(b).

      "MORTGAGE" shall mean that certain first priority Mortgage, Assignment of Leases and Rents and Security Agreement, dated the date hereof, executed and delivered by Borrower as security for the Loan and encumbering the Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

      "NET PROCEEDS" shall mean: (i) the net amount of all insurance proceeds payable as a result of a Casualty to the Property, after deduction of reasonable costs and expenses (including, but not limited to, reasonable attorneys' fees), if any, in collecting such insurance proceeds, or (ii) the net amount of the Award, after deduction of reasonable costs and expenses (including, but not limited to, reasonable attorneys' fees), if any, in collecting such Award.

      "NET PROCEEDS DEFICIENCY" shall have the meaning set forth in Section 5.3.2(f).

      "NOTE" shall have the meaning set forth in Section 2.1.3.

      "NOTICE" shall have the meaning set forth in Section 11.6.

      "OFFICER'S CERTIFICATE" shall mean a certificate delivered to Lender by Borrower which is signed by an authorized senior officer of Borrower.

      "OPERATING AGREEMENTS" shall mean any reciprocal easement agreement and any other covenants, restrictions or agreements of record relating to the construction, operation or use of the Property.

      "OPERATING EXPENSES" shall mean all costs and expenses relating to the operation, maintenance and management of the Property, including, without limitation, utilities, repairs and maintenance, insurance, property taxes and assessments, advertising expenses, payroll and related taxes, equipment lease payments, but excluding actual Capital Expenditures, depreciation, amortization and deposits required to be made to the Reserve Funds; provided, however such costs and expenses shall be subject to adjustment by Lender to normalize such costs and expenses.

      "OTHER CHARGES" shall mean all ground rents, maintenance charges, impositions other than Taxes, and any other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Property, now or hereafter levied or assessed or imposed against the Property or any part thereof.

      "OTHERWISE RATED INSURER" shall have the meaning set forth in Section
5.1.2.

      "PERMITTED ENCUMBRANCES" shall mean, collectively, (i) the Liens and security interests created by the Loan Documents, (ii) all Liens, encumbrances and other matters disclosed in the Title Insurance Policy, (iii) Liens, if any, for Taxes imposed by any Governmental Authority not yet due or delinquent, and
(iv) such other title and survey exceptions as Lender has approved or may approve in writing in Lender's sole discretion.

      "PERMITTED INVESTMENTS" shall have the meaning set forth in the Cash Management Agreement.

      "PERMITTED PREPAYMENT DATE" shall mean any day during the 90 day period prior to the Maturity Date.

      "PERSON" shall mean any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other entity, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

      "POLICIES" shall have the meaning specified in Section 5.1.1(b).

      "PRELIMINARY EXPANSION DOCUMENTS" shall have the meaning set forth in
Section 11.29(e).

      "PREPAYMENT DATE" shall mean the date on which the Loan is prepaid in accordance with the terms hereof.

      "PRESCRIBED LAWS" shall mean, collectively (a) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56) (The USA PATRIOT Act), (b) Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, (c) the International Emergency Economic Power Act, 50 U.S.C. Section 1701 et seq. and (d) all other Legal Requirements relating to terrorism.

      "PROPERTY" shall mean the parcel of real property, the Improvements thereon and all personal property owned by Borrower and encumbered by the Mortgage, together with all rights pertaining to such property and Improvements, all as more particularly described in the Granting Clauses of the Mortgage.

      "RATING AGENCIES" shall mean, prior to the final Securitization of the Loan, each of S&P, Moody's and Fitch, or any other nationally-recognized statistical rating agency which has been designated by Lender and, after the final Securitization of the Loan, shall mean any of the foregoing that have rated any of the Securities.

      "RATING AGENCY CONFIRMATION" shall mean a written affirmation from each of the Rating Agencies that the credit rating of the Securities by such Rating Agency immediately prior to the occurrence of the event with respect to which such Rating Agency Confirmation is sought will not be qualified, downgraded or withdrawn as a result of the occurrence of such event, which affirmation may be granted or withheld in such Rating Agency's sole and absolute discretion.

      "RATING SURVEILLANCE CHARGE" shall have the meaning set forth in Section 9.3.

      "REGISTRATION STATEMENT" shall have the meaning set forth in Section
9.2(b).

      "RELEASE DATE" shall mean the earlier to occur of (i) the third anniversary of the Closing Date and (ii) the date that is two (2) years from the "startup day" (within the meaning of Section 860G(a)(9) of the Code) of the REMIC Trust established in connection with the last Securitization involving any portion of this Loan.

      "REMIC TRUST" shall mean a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code that holds the Note.

      "RENTS" shall mean all rents, moneys payable as damages or in lieu of rent, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower or its agents or employees from any and all sources arising from or attributable to the Property.

      "REQUIRED REPAIR FUNDS" shall have the meaning set forth in Section 6.1.1.

      "REQUIRED REPAIRS" shall have the meaning set forth in Section 6.1.1.

      "RESERVE FUNDS" shall mean, collectively, Capital Expenditure Funds, the Insurance Funds, the Tax Funds, the Required Repair Funds and the Rollover Funds.

      "RESTORATION" shall have the meaning set forth in Section 5.3(a).

      "RESTORATION THRESHOLD" shall mean $4,000,000.

      "ROLLOVER FUNDS" shall have the meaning set forth in Section 6.5.1.

      "S&P" shall mean Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc.

      "SCHEDULED DEFEASANCE PAYMENTS" shall mean scheduled payments of interest and principal under the Note for all Monthly Payment Dates occurring after the Defeasance Date and up to and including the Maturity Date (including the outstanding principal balance on the Note as of the Maturity Date), and all payments required after the Defeasance Date, if any, under the Loan Documents for servicing fees, Rating Surveillance Charges and other similar charges.

      "SECONDARY MARKET TRANSACTION" shall have the meaning set forth in Section 9.1(a).

      "SECURITIES" shall have the meaning set forth in Section 9.1 (a).

      "SECURITIES ACT" shall have the meaning set forth in Section 9.2(a).

      "SECURITIZATION" shall have the meaning set forth in Section 9.1(a).

      "SECURITY AGREEMENT" shall mean a security agreement in form and substance that would be satisfactory to a prudent lender pursuant to which Borrower grants Lender a perfected, first priority security interest in the Defeasance Collateral Account and the Defeasance Collateral.

      "SERVICER" shall have the meaning set forth in Section 11.24.

      "SERVICING AGREEMENT" shall have the meaning set forth in Section 11.24.

      "SEVERED LOAN DOCUMENTS" shall have the meaning set forth in Section 10.2(c).

      "STANDARD STATEMENT" shall have the meaning set forth in Section 9.1(c).

      "STATE" shall mean the State or Commonwealth in which the Property or any part thereof is located.

      "SUCCESSOR BORROWER" shall have the meaning set forth in Section 2.5.3.

      "SURVEY" shall mean a survey of the Property prepared by a surveyor licensed in the State and satisfactory to Lender and the company or companies issuing the Title Insurance Policy, and containing a certification of such surveyor satisfactory to Lender.

      "TAX FUNDS" shall have the meaning set forth in Section 6.2.1.

      "TAXES" shall mean all real estate and personal property taxes, assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against the Property or part thereof, together with all interest and penalties thereon.

      "TENANT" shall mean any Person obligated by contract or otherwise to pay monies (including a percentage of gross income, revenue or profits) under any Lease now or hereafter affecting all or any part of the Property.

      "TITLE INSURANCE POLICY" shall mean the ALTA mortgagee title insurance policy issued in connection with the closing of the loan and insuring the lien of the Mortgage on the Property.

      "TRUSTEE" shall mean any trustee holding the Loan in a Securitization.

      "UCC" or "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect in the State.

      "UNDERWRITABLE CASH FLOW" shall mean the excess of Gross Revenue over Operating Expenses. Lender's calculation of Underwritable Cash Flow (including determination of items that do not qualify as Gross Revenue or Operating Expenses) shall be calculated by Lender based upon Lender's determination of Rating Agency criteria and shall be final absent manifest error.

      "UNDERWRITER GROUP" shall have the meaning set forth in Section 9.2(b).

      "U.S. OBLIGATIONS" shall mean direct full faith and credit obligations of the United States of America that are not subject to prepayment, call or early redemption.

      "YIELD MAINTENANCE PREMIUM" shall mean an amount equal to the greater of:
(i) one percent (1%) of the principal amount of the Loan being prepaid or (ii) the present value as of the Prepayment Date of the Calculated Payments from the Prepayment Date through the Maturity Date determined by discounting such payments at the Discount Rate. As used in this definition, the term "Prepayment Date" shall mean the date on which prepayment is made. As used in this definition, the term "Calculated Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of the Loan being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the Initial Merest Rate and (z) the Yield Maintenance Treasury Rate. As used in this definition, the term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury Rate, when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

      SECTION 1.2 PRINCIPLES OF CONSTRUCTION.

      All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified. Unless otherwise specified, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

      II. THE LOAN

      SECTION 2.1 THE LOAN.

      2.1.1 AGREEMENT TO LEND AND BORROW. Subject to and upon the terms and conditions set forth herein, Lender shall make the Loan to Borrower and Borrower shall accept the Loan from Lender on the Closing Date.

      2.1.2 SINGLE DISBURSEMENT TO BORROWER. Borrower shall receive only one borrowing hereunder in respect of the Loan and any amount borrowed and repaid hereunder in respect of the Loan may not be reborrowed.

      2.1.3 THE NOTE. The Loan shall be evidenced by that certain Promissory Note of even date herewith, in the stated principal amount of SEVENTY-NINE MILLION SIX HUNDRED EIGHTY-SIX THOUSAND AND NO/100 DOLLARS ($79,686,000.00) executed by Borrower and payable to the order of Lender in evidence of the Loan (as the same may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time (the "Note") and shall be repaid in accordance with the terms of this Agreement and the Note.

      2.1.4 USE OF PROCEEDS. Borrower shall use proceeds of the Loan to (i) pay and discharge any existing loans relating to the Property, (ii) pay all past-due Basic Carrying Costs, if any, in respect of the Property, (iii) deposit the Reserve Funds, (iv) pay costs and expenses incurred in connection with the closing of the Loan, (v) fund any working capital requirements of the Property, as approved by Lender and (vi) retain the balance, if any.

      SECTION 2.2 INTEREST RATE.

      2.2.1 APPLICABLE INTEREST RATE. Except as herein provided with respect to interest accruing at the Default Rate, interest on the principal balance of the Loan outstanding from time to time shall accrue from the Closing Date up to but excluding the Maturity Date at the Initial Interest Rate.

      2.2.2 DEFAULT RATE. In the event that, and for so long as, any Event of Default shall have occurred and be continuing, the outstanding principal balance of the Loan and, to the extent permitted by law, overdue interest in respect of the Loan, shall accrue interest at the Default Rate, calculated from the date such payment was due without regard to any grace or cure periods contained herein.

      2.2.3 INTENTIONALLY OMITTED.

      2.2.4 INTEREST CALCULATION. Interest on the outstanding principal balance of the Loan shall be calculated by multiplying (a) the actual number of days elapsed in the period for which the calculation is being made by (b) a daily rate based on a three hundred sixty (360) day year (that is, the Applicable Interest Rate or the Default Rate, as then applicable, expressed as an annual rate divided by 360) by (c) the outstanding principal balance. The accrual period for calculating interest due on each Monthly Payment Date shall be the calendar month immediately prior to such Monthly Payment Date.

      2.2.5 USURY SAVINGS. This Agreement and the other Loan Documents are subject to the express condition that at no time shall Borrower be required to pay interest on the principal balance of the Loan at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate. If by the terms of this Agreement or the other Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal without prepayment premium or penalty and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

      SECTION 2.3 LOAN PAYMENTS.

      2.3.1 PAYMENT BEFORE MATURITY DATE. Borrower shall make a payment to Lender of interest only on the Closing Date for the period from the Closing Date through the last day of the month in which the Closing Date occurs (unless the Closing Date is the first day of a calendar month, in which case no such separate payment of interest shall be due) and a payment of interest only on each Monthly Payment Date from May 1, 2005 until April 1, 2007. Borrower shall make a payment to Lender of principal and interest in the amount of the Monthly Debt Service Payment Amount on the Monthly Payment Date occurring in May, 2007 and on each Monthly Payment Date thereafter to and including the Maturity Date. Each payment shall be applied first to accrued and unpaid interest and the balance to principal. The Monthly Debt Service Payment Amount required hereunder is based upon a twenty eight (28) year amortization schedule.

      2.3.2 PAYMENT ON MATURITY DATE. Borrower shall pay to Lender on the Maturity Date the outstanding principal balance of the Loan, all accrued and unpaid interest and all other amounts due hereunder and under the Note, the Mortgage and the other Loan Documents. Lender shall have the right, at any time prior to a Securitization, without charge to Borrower and without changing the Permitted Prepayment Date, to change the Maturity Date from the Maturity Date stated herein to a later date which coincides with a date important to the Securitization upon notice to Borrower (in which event such change shall then be deemed effective. If requested by Lender, Borrower shall promptly at no cost or expense to Borrower execute an amendment to this Agreement and any other Loan Documents to evidence such change.

      2.3.3 INTEREST RATE AND PAYMENT AFTER DEFAULT. In the event that, and for so long as, any Event of Default shall have occurred and be continuing, the outstanding principal balance of the Loan shall accrue interest at the Default Rate, calculated from the date the Default occurred which led to such an Event of Default without regard to any grace or cure periods contained herein. If all or any part of the principal amount of the Loan is prepaid upon acceleration of the Loan following the occurrence of an Event of Default, Borrower shall be required to pay (i) to Lender, in addition to all other amounts then payable hereunder (including, without limitation, (i) in the event that such prepayment is received on a Monthly Payment Date, interest accruing on such amount calculated through and including the end of the Interest Period in which such Monthly Payment Date occurs, or (ii) in the event that such prepayment is received on a date other than a Monthly Payment Date, interest accruing on such amount calculated through and including the end of the Interest Period in which the next Monthly Payment Date occurs), a prepayment fee equal to 1% of the amount of principal being repaid, together with a Yield Maintenance Premium calculated with respect to the amount of principal being repaid and (ii) to Lender, the Yield Maintenance Premium.

      2.3.4 LATE PAYMENT CHARGE. If any principal, interest or any other sum due under the Loan Documents, other than the payment of principal due on the Maturity Date, is not paid by Borrower within five (5) days of the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Any such amount shall be secured by the Mortgage and the other Loan Documents.

      2.3.5 METHOD AND PLACE OF PAYMENT. (a) Except as otherwise specifically provided herein, all payments and prepayments under this Agreement and the Note shall be made to Lender not later than 1:00 P.M., New York City time, on the date when due and shall be made in lawful money of the United States of America in immediately available funds at Lender's office, and any funds received by Lender after such time shall, for all purposes hereof, be deemed to have been paid on the next succeeding Business Day.

      (b) Whenever any payment to be made hereunder or under any other Loan Document shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal due on the Maturity Date, interest shall be payable at the Applicable Interest Rate or the Default Rate, as the case may be, during such extension.

      (c) All payments required to be made by Borrower hereunder or under the Note or the other Loan Documents shall be made irrespective of, and without deduction for, any setoff, claim or counterclaim and shall be made irrespective of any defense thereto.

      SECTION 2.4 PREPAYMENTS.

      2.4.1 VOLUNTARY PREPAYMENTS. Except as otherwise provided herein, Borrower shall not have the right to prepay the Loan in whole or in part. At any time on or after the Permitted Prepayment Date, Borrower may, provided no Event of Default has occurred and is continuing, at its option and upon thirty (30) days prior notice to Lender (or such shorter time period as may be permitted by Lender), prepay the Debt in whole, but not in part, on any date without payment of the Yield Maintenance Premium or any other prepayment premium or penalty.

      2.4.2 MANDATORY PREPAYMENTS. On each date on which Lender actually receives a distribution of Net Proceeds, and if Lender does not make such Net Proceeds available to Borrower for a Restoration, Borrower shall prepay the outstanding principal balance of the Note in an amount equal to one hundred percent (100%) of such Net Proceeds together with interest that would have accrued on such amounts through the next Monthly Payment Date. No Yield Maintenance Premium or any other prepayment premium or penalty shall be due in connection with any prepayment made pursuant to this Section 2.4.2. Any prepayment received by Lender pursuant to this Section 2.4.2 on a date other than a Monthly Payment Date shall be held by Lender as collateral security for the Loan in an interest bearing account, with such interest accruing to the benefit of Borrower, and shall be applied by Lender on the next Monthly Payment Date.

      2.4.3 PREPAYMENTS AFTER DEFAULT. If after an Event of Default, payment of all or any part of the principal of the Loan is tendered by Borrower, a purchaser at foreclosure or any other Person, such tender shall be deemed an attempt to circumvent the prohibition against prepayment set forth in Section
2.4.1 and Borrower, such purchaser at foreclosure or other Person shall pay to Lender the Yield Maintenance Premium, in addition to the outstanding principal balance, all accrued and unpaid interest and other amounts payable under the Loan Documents.

      SECTION 2.5 DEFEASANCE.

      2.5.1 TOTAL DEFEASANCE. (a) Provided no Event of Default shall have occurred and remain uncured, Borrower shall have the right at any time after the Release Date and prior to the Maturity Date to voluntarily defease the entire Loan and obtain a release of the lien of the Mortgage by providing Lender with the Defeasance Collateral (hereinafter, a "Defeasance Event"), subject to the satisfaction of the following conditions precedent:

      (i) Borrower shall provide Lender not less than thirty (30) days notice (or such shorter period of time if permitted by Lender in its sole discretion) specifying a date (the "Defeasance Date") on which the Defeasance Event is to occur;

      (ii) Borrower shall pay to Lender (A) all payments of principal and interest due on the Loan to and including the Defeasance Date and (B) all other sums, then due under the Note, this Agreement, the Mortgage and the other Loan Documents;

      (iii) Borrower shall deposit the Defeasance Collateral into the Defeasance Collateral Account and otherwise comply with the provisions of Sections 2.5.2 and 2.5.3 hereof;

      (iv) Borrower shall execute and deliver to Lender a Security Agreement in respect of the Defeasance Collateral Account and the Defeasance Collateral;

      (v) Borrower shall deliver to Lender an opinion of counsel for Borrower that is standard in commercial lending transactions and subject only to customary qualifications, assumptions and exceptions opining, among other things, that (A) Lender has a legal and valid perfected first priority security interest in the Defeasance Collateral Account and the Defeasance Collateral, (B) if a Securitization has occurred, the REMIC Trust formed pursuant to such Securitization will not fail to maintain its status as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code as a result of a Defeasance Event pursuant to this Section 2.5, (C) the Defeasance Event will not result in a deemed exchange for purposes of the Code and will not adversely affect the status of the Note as indebtedness for federal income tax purposes, (D) delivery of the Defeasance Collateral and the grant of a security interest therein to Lender shall not constitute an avoidable preference under
Section 547 of the Bankruptcy Code or applicable state law and (E) a non-consolidation opinion with respect to the Successor Borrower, subject to customary qualifications, assumptions and exceptions, including the application of equitable principles, whether such enforcement is sought by proceedings in equity or at law;

      (vi) Borrower shall deliver to Lender a Rating Agency Confirmation as to the Defeasance Event;

      (vii) Borrower shall deliver an Officer's Certificate certifying that the requirements set forth in this Section 2.5 have been satisfied;

      (viii) Borrower shall deliver a certificate of a "big four" or other nationally recognized public accounting firm reasonably acceptable to Lender certifying that the Defeasance Collateral will generate monthly amounts equal to or greater than the Scheduled Defeasance Payments;

      (ix) Borrower shall deliver such other certificates, opinions, documents and instruments as Lender may reasonably request; and

      (x) Borrower shall pay all out of pocket costs and expenses of Lender incurred in connection with the Defeasance Event, including Lender's reasonable attorneys' fees and expenses and Rating Agency fees and expenses.

      (b) If Borrower has elected to defease the entire Note and the requirements of this Section 2.5 have been satisfied, the Property shall be released from the lien of the Mortgage and the Defeasance Collateral pledged pursuant to the Security Agreement shall be the sole source of collateral securing the Note. In connection with the release of the Lien, Borrower shall submit to Lender, not less than thirty (30) days prior to the Defeasance Date (or such shorter time as is acceptable to Lender in its sole discretion), a release of Lien (and related Loan Documents) for execution by Lender. Such release shall be in a form appropriate in the jurisdiction in which the Property is located and that is reasonably acceptable to Lender. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such release, together with an Officer's Certificate certifying that such documentation (i) is in compliance with all Legal Requirements, and (ii) will effect such release in accordance with the terms of this Agreement. Borrower shall pay all costs, taxes and expenses associated with the release of the lien of the Mortgage, including Lender's reasonable attorneys' fees. Except as set forth in this Agreement, no repayment, prepayment or defeasance of all or any portion of the Note shall cause, give rise to a right to require, or otherwise result in, the release of the lien of the Mortgage and this Agreement on the Property.

      2.5.2 DEFEASANCE COLLATERAL ACCOUNT. On or before the date on which Borrower delivers the Defeasance Collateral, Borrower shall open at any Eligible Institution the defeasance collateral account (the "Defeasance Collateral Account") which shall at all times be an Eligible Account. The Defeasance Collateral Account shall contain only (i) Defeasance Collateral, and (ii) cash from interest and principal paid on the Defeasance Collateral. All cash from interest and principal payments paid on the Defeasance Collateral shall be paid over to Lender on each Monthly Payment Date and applied first to accrued and unpaid interest and then to principal. Any cash from interest and principal paid on the Defeasance Collateral not needed to pay accrued and unpaid interest or principal shall be retained in the Defeasance Collateral Account as additional collateral for the Loan. Borrower shall cause the Eligible Institution at which the Defeasance Collateral is deposited to enter an agreement with Borrower and Lender, satisfactory to Lender in its reasonable discretion, pursuant to which such Eligible Institution shall agree to hold and distribute the Defeasance Collateral in accordance with this Agreement. The Borrower or Successor Borrower, as applicable, shall be the owner of the Defeasance Collateral Account and shall report all income accrued on Defeasance Collateral for federal, state and local income tax purposes in its income tax return. Borrower shall prepay all cost and expenses associated with opening and maintaining the Defeasance Collateral Account. Lender shall not in any way be liable by reason of any insufficiency in the Defeasance Collateral Account. Any portion of the Defeasance Collateral remaining after Lender has been paid in full shall be paid to Borrower.

      2.5.3 SUCCESSOR BORROWER. In connection with a Defeasance Event under this
Section 2.5, Borrower shall, if required by the Rating Agencies or if Borrower elects to do so, establish or designate a successor entity (the "Successor Borrower") which shall be a single purpose bankruptcy remote entity and which shall be approved by the Rating Agencies. Any such Successor Borrower may, at Borrower's option, be an Affiliate of Borrower unless the Rating Agencies shall require otherwise. Borrower shall transfer and assign all obligations, rights and duties under and to the Note, together with the Defeasance Collateral to such Successor Borrower. Such Successor Borrower shall assume the obligations under the Note and the Security Agreement and Borrower shall be relieved of its obligations under such documents. Borrower shall pay a minimum of $1,000 to any such Successor Borrower as consideration for assuming the obligations under the Note and the Security Agreement. Borrower shall pay all out of pocket costs and expenses actually incurred by Lender, including Lender's reasonable attorney's fees and expenses, incurred in connection therewith.

      III. REPRESENTATIONS AND WARRANTIES

      SECTION 3.1 BORROWER REPRESENTATIONS.

      Borrower represents and warrants that:

      3.1.1 ORGANIZATION. (a) Borrower is duly organized, validly existing and in good standing with full power and authority to own its assets and conduct its business, and is duly qualified in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder, and Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Loan Documents by it, and has the power and authority to execute, deliver and perform under this Agreement, the other Loan Documents and all the transactions contemplated hereby.

      (b) Borrower's exact legal name is correctly set forth in the first paragraph of this Agreement. Borrower is an organization of the type specified in the first paragraph of this Agreement. Borrower is incorporated or organized under the laws of the state specified in the first paragraph of this Agreement. Borrower's principal place of business and chief executive office, and the place where Borrower keeps its books and records, including recorded data of any kind or nature, regardless of the medium of recording, including software, writings, plans, specifications and schematics, has been for the preceding four (4) months (or, if less than four (4) months, the entire period of the existence of Borrower) and will continue to be the address of Borrower set forth in the first paragraph of this Agreement (unless Borrower notifies Lender in writing at least thirty (30) days prior to the date of such change). Borrower's organizational identification number, if any, assigned by the state of its incorporation or organization is

3905446. Borrower's federal tax identification number is 20-2237811. Borrower is not subject to back-up withholding taxes.

      3.1.2 PROCEEDINGS. This Agreement and the other Loan Documents have been duly authorized, executed and delivered by Borrower and constitute a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      3.1.3 NO CONFLICTS. The execution and delivery of this Agreement and the other Loan Documents by Borrower and the performance of its obligations hereunder and thereunder will not conflict with any provision of any law or regulation to which Borrower is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of Borrower's organizational documents or any agreement or instrument to which Borrower is a party or by which it is bound, or any order or decree applicable to Borrower, or result in the creation or imposition of any lien on any of Borrower's assets or property (other than pursuant to the Loan Documents).

      3.1.4 LITIGATION. There is no action, suit, proceeding or investigation pending or, to Borrower's knowledge, threatened against Borrower in any court or by or before any other Governmental Authority which would materially and adversely affect the ability of Borrower to carry out the transactions contemplated by this Agreement that has not been fully disclosed to Lender in writing prior to the Closing Date.

      3.1.5 AGREEMENTS. Borrower is not in default with respect to any order or decree of any court or any order, regulation or demand of any Governmental Authority, which default is reasonably likely to have consequences that would materially and adversely affect the condition (financial or other) or operations of Borrower or its properties or is reasonably likely to have consequences that would adversely affect its performance hereunder.

      3.1.6 CONSENTS. No consent, approval, authorization or order of any court or Governmental Authority is required for the execution, delivery and performance by Borrower of, or compliance by Borrower with, this Agreement or the consummation of the transactions contemplated hereby, other than those which have been obtained by Borrower.

      3.1.7 TITLE. Borrower has good, marketable and insurable fee simple title to the real property comprising part of the Property and good title to the balance of the Property owned by it, free and clear of all Liens whatsoever except the Permitted Encumbrances. The Mortgage, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (i) a valid, first priority, perfected lien on the Property, subject only to Permitted Encumbrances and (ii) perfected security interests in and to, and perfected collateral assignments of, all personalty (including the Leases), all in accordance with the terms thereof, in each case subject only to any Permitted Encumbrances. There are no mechanics', materialman's or other similar liens or claims which have been filed for work, labor or materials affecting the Property which are or may be liens prior to, or equal or coordinate with, the lien of the Mortgage. None of the Permitted Encumbrances, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage and this Loan Agreement, materially and adversely affect the value of the Property, impair the use or operations of the Property or impair Borrower's ability to pay its obligations in a timely manner.

      3.1.8 NO PLAN ASSETS. As of the date hereof and throughout the term of the Loan (a) Borrower is not and will not be an "employee benefit plan," as defined in Section 3(3) of ERISA, subject to Title I of ERISA, (b) none of the assets of Borrower constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101, (c) Borrower is not and will not be a "governmental plan" within the meaning of Section 3(32) of ERISA, and
(d) transactions by or with Borrower are not and will not be subject to any state statute regulating investments of, or fiduciary obligations with respect to, governmental plans.

      3.1.9 COMPLIANCE. Borrower and the Property and the use thereof comply in all material respects with all applicable Legal Requirements, including, without limitation, building and zoning ordinances and codes and Prescribed Laws. Borrower is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which is reasonably likely to materially adversely affect the condition (financial or otherwise) or business of Borrower except as specifically disclosed to Lender pursuant to the Zoning Info, Inc. reports (the "Zoning Reports") delivered to Lender on or before the Closing Date. Borrower has not committed any act which is reasonably likely to give any Governmental Authority the right to cause Borrower to forfeit the Property or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents.

      3.1.10 FINANCIAL INFORMATION. All financial data with respect to Borrower, Guarantor or, to Borrower's knowledge, the Property, including, without limitation, the statements of cash flow and income and operating expense, that have been delivered to Lender by or on behalf of Borrower (i) are true, complete and correct in all material respects, (ii) accurately represent the financial condition of the Property as of the date of such reports, and (iii) have been prepared in accordance with GAAP throughout the periods covered, except as disclosed therein. Borrower does not have any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrower and reasonably likely to have a materially adverse effect on the Property or the operation thereof, except as referred to or reflected in said financial statements. Since the date of the financial statements, there has been no material adverse change in the financial condition, operations or business of Borrower or, to Borrower's knowledge, the Property from that set forth in said financial statements.

      3.1.11 CONDEMNATION. Borrower has not received written notice that any, and to Borrower's knowledge, no Condemnation or other proceeding has been commenced or, to Borrower's best knowledge, is contemplated with respect to all or any portion of the Property or for the relocation of roadways providing access to the Property, except as disclosed in the Zoning Reports.

      3.1.12 UTILITIES AND PUBLIC ACCESS. To the best of Borrower's knowledge, the Property has rights of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service the Property for its intended uses.

      3.1.13 SEPARATE LOTS. The Property is comprised of one (1) or more parcels which constitute separate tax lots and do not constitute a portion of any other tax lot not a part of the Property.

      3.1.14 ASSESSMENTS. To the best of Borrower's knowledge, there are no pending or proposed special or other assessments for public improvements or otherwise affecting the Property, nor, to Borrower's knowledge, are there any contemplated improvements to the Property that may result in such special or other assessments.

      3.1.15 ENFORCEABILITY. The Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by Borrower, including the defense of usury, nor would the operation of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable, and Borrower has not asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

      3.1.16 ASSIGNMENT OF LEASES. The Assignment of Leases creates a valid assignment of, or a valid security interest in, certain rights under the Leases, subject only to a license granted to Borrower to exercise certain rights and to perform certain obligations of the lessor under the Leases, including the right to operate the Property. No Person other than Lender has any interest in or assignment of any portion of Borrower's interest in the Leases or any portion of Borrower's interest in the Rents due and payable or to become due and payable thereunder.

      3.1.17 INSURANCE. Borrower has obtained and has delivered to Lender original or certified copies of all of the Policies, with all premiums prepaid thereunder, reflecting the insurance coverages, amounts and other requirements set forth in this Agreement. To the best of Borrower's knowledge, no claims have been made under any of the Policies, and no Person, including Borrower, has done, by act or omission, anything which would impair the coverage of any of the Policies.

      3.1.18 LICENSES. To the best of Borrower's knowledge, all material permits and approvals, including without limitation, certificates of occupancy required by any Governmental Authority for the use, occupancy and operation of the Property (in any material respect) in the manner in which the Property is currently being used, occupied and operated have been obtained and are in full force and effect.

      3.1.19 FLOOD ZONE. Except as shown on the Survey, none of the Improvements on the Property is located in an area identified by the Federal Emergency Management Agency as a special flood hazard area.

      3.1.20 PHYSICAL CONDITION. To the best of Borrower's knowledge and except as disclosed in the property condition reports and other written reports delivered to Lender prior to the Closing Date, the Property, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects; to the best of Borrower's knowledge there exists no structural or other material defects or damages in the Property, whether latent or otherwise, and Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in the Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

      3.1.21 BOUNDARIES. Except as shown on the Survey, all of the improvements which were included in determining the appraised value of the Property lie wholly within the boundaries and building restriction lines of the Property, and no improvements on adjoining properties encroach upon the Property, and no easements or other encumbrances affecting the Property encroach upon any of the improvements, so as to affect the value or marketability of the Property in any material respect except those which are insured against by title insurance.

      3.1.22 LEASES.

      (a) The lease between Borrower, as landlord, and Telcordia Technologies, Inc., a Delaware corporation ("Telcordia") dated March___, 2005, as amended by that certain Landlord's Agreement dated March___, 2005, and as may be further amended with Lender's consent except as otherwise specifically permitted pursuant to Section 4.1.12 hereof, (the "Telcordia Lease") is the only Lease for the Property to which Borrower is a party. Lender acknowledges that Borrower may enter into a "triple net" lease for the entire Property acceptable to Lender in its reasonable discretion (an "Acceptable Replacement Lease") with another single-user tenant acceptable to Lender in its reasonable discretion (an "Acceptable Replacement Tenant"). Lender agrees that it will not unreasonably withhold, condition or delay its consent or approval of any amendments to the Telcordia Lease proposed by Borrower which are intended to preserve the treatment of the Telcordia Lease as an operating lease under generally accepted accounting principals.

      (b) Except as disclosed in the rent roll for Property delivered to and approved by Lender in writing prior to the date hereof, (i) Borrower is the sole owner of the entire lessor's interest in the Telcordia Lease; (ii) the Telcordia Lease is valid and enforceable and in full force and effect; (iii) the Telcordia Lease is an arms-length agreement with bona fide, independent third parties;
(iv) no party under the Telcordia Lease is in default; (v) all Rents due and payable have been paid in full; (vi) the terms of all alterations, modifications and amendments to the Telcordia Lease are reflected in the estoppel certificate delivered to and approved by Lender; (vii) none of the Rents reserved in the Leases to which Borrower is a party have been assigned or otherwise pledged or hypothecated except to Lender; (viii) none of the Rents have been collected for more than one (1) calendar quarter in advance (except a security deposit shall not be deemed rent collected in advance; (ix) the premises demised under the Telcordia Lease have been completed and the tenant under the Telcordia Lease has accepted the same and has taken possession of the same on a rent-paying basis;
(x) there exist no offsets or defenses to the payment of any portion of the Rents and Borrower has no monetary obligation to any tenant under the Telcordia Lease; (xi) Borrower has received no notice from any tenant challenging the validity or enforceability of the Telcordia Lease; (xii) there are no binding agreements between

Borrower and Telcordia other than expressly set forth in the Telcordia Lease or disclosed to Lender in writing; (xiii) other than subtenants and licensees disclosed in writing to Lender prior to the Closing Date, no person or entity has any possessory interest in, or right to occupy, the Property except under and pursuant to the Telcordia Lease; (xiv) the Telcordia Lease is subordinate to the applicable Mortgage, either pursuant to its terms or a recordable subordination agreement; (xv) all security deposits relating to the Telcordia Lease are reflected on the certified rent roll delivered to Lender have been collected by Borrower; and (xvi) no brokerage commissions or finders fees are due and payable regarding any the Telcordia Lease that have not been paid in full.

         (c) Notwithstanding anything contained herein to the contrary, Borrower shall not willfully withhold from Lender any information known to Borrower regarding renewal, extension, amendment, modification, waiver of provisions of, termination, rental reduction of, surrender of space of, or shortening of the term of, any Lease during the term of the Loan.

         3.1.23 FILING AND RECORDING TAXES. All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid under applicable Legal Requirements in connection with the transfer of the Property to Borrower have been paid or are being paid simultaneously herewith. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid under applicable Legal Requirements in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Mortgage, have been paid or are being paid simultaneously herewith. All taxes and governmental assessments due and owing in respect of the Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established hereunder or are insured against by the title insurance policy to be issued in connection with the Mortgage.

         3.1.24 SINGLE PURPOSE. Borrower hereby represents and warrants to, and covenants with, Lender that as of the date hereof and until such time as the Debt shall be paid in full:

         (a) Borrower does not own and will not own any asset or property other than (i) the Property, and (ii) incidental personal property necessary for the ownership or operation of the Property.

         (b) Borrower will not engage in any business other than the ownership, development, repair, maintenance, management and operation of the Property and Borrower will conduct and operate its business as presently conducted and operated.

         (c) Borrower will not enter into any contract or agreement with any Affiliate of Borrower, any constituent party of Borrower or any Affiliate of any constituent party, except upon terms and conditions that are commercially reasonable and substantially similar to those that would be available on an arms-length basis with third parties other than any such party.

         (d) Borrower has not incurred and will not incur any Indebtedness other than (i) the Debt, (ii) unsecured trade payables and operational debt not evidenced by a note and in an aggregate amount not exceeding $500,000 at any one time and (iii) Indebtedness incurred in the financing of equipment and other personal property used on the Property with annual payments not exceeding $500,000 in the aggregate; provided that any Indebtedness incurred pursuant to subclauses (ii) and (iii) shall (x) not be outstanding more than thirty (30) days past the due date thereof and (y) be incurred in the ordinary course of business. No Indebtedness other than the Debt may be secured (subordinate or pari passu) by the Property.

         (e) Borrower has not made and will not make any loans or advances to any third party (including any Affiliate or constituent party), and shall not acquire obligations or securities of its Affiliates.

         (f) Borrower is and will remain solvent and Borrower will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due.

         (g) Borrower has done or caused to be done and will do all things necessary to observe organizational formalities applicable to Borrower and preserve its existence, and Borrower will not, nor will Borrower permit any constituent party to amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, operating agreement, trust or other organizational documents of Borrower or such constituent party without the prior consent of Lender in any manner that (i) violates the single purpose covenants set forth in this Section 3.1.24, or (ii) amends, modifies or otherwise changes any provision thereof that by its terms cannot be modified at any time when the Loan is outstanding or by its terms cannot be modified without Lender's consent.

         (h) Borrower will maintain all of its books, records, financial statements and bank accounts separate from those of any other person or entity. Borrower's assets will not be listed as assets on the financial statement of any other Person, provided, however, that Borrower's assets may be included in a consolidated financial statement of its Affiliates provided that (i) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of Borrower and such Affiliates and to indicate that Borrower's assets and credit are not available to satisfy the debts and other obligations of such Affiliates or any other Person and (ii) such assets shall be listed on Borrower's own separate balance sheet.

         (i) Borrower will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate of Borrower or any constituent party of Borrower), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its Affiliates as a division or part of the other and shall maintain and utilize separate stationery, invoices and checks bearing its own name.

         (j) Borrower will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

         (k) Neither Borrower nor any constituent party will seek or effect the liquidation, dissolution, winding up, liquidation, consolidation or merger, in whole or in part, of Borrower.

         (l) Borrower will not commingle the funds and other assets of Borrower with those of any Affiliate or any other Person, and will hold all of its assets in its own name.

         (m) Borrower has and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or constituent party or any other Person.

         (n) Borrower will not guarantee or become obligated for the debts of any other Person and does not and will not hold itself out to be responsible for or have its credit available to satisfy the debts or obligations of any other Person.

         (o) Intentionally omitted.

         (p) If Borrower is a corporation, a limited partnership or a limited liability company (other than a single member limited liability company), Borrower shall at all times cause there to be at least two duly appointed members of the board of directors of Borrower reasonably satisfactory to Lender (each, an "Independent Director") who shall not have been at the time of such individual's appointment or at any time while serving as a director of Borrower, and may not have been at any time during the preceding five years (i) a stockholder, director (other than as an Independent Director), officer, employee, partner, attorney or counsel of Borrower or any Affiliate of Borrower,
(ii) a customer, supplier or other Person who derives any of its purchases or revenues from its activities with Borrower or any Affiliate of Borrower, (iii) a Person or other entity controlling or under common control with any such stockholder, partner, customer, supplier or other Person, or (iv) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise. A natural person who otherwise satisfies the foregoing definition of Independent Director except for being an analogous independent director, independent manager or springing member of a "special purpose entity" affiliated with the Borrower shall not be disqualified from serving as an Independent Director if such "special purpose entity" does not own a direct or indirect equity interest in the Borrower and if such individual is an independent director supplied by a nationally-recognized company, or such other reputable company reasonably acceptable to Lender, that provides professional independent directors.

         (q) Borrower shall not cause or permit the board of directors of Borrower to take any action which, under the terms of any certificate of incorporation, by-laws or any voting trust agreement with respect to any common stock or under any organizational document of Borrower, requires a vote of the board of directors of Borrower unless at the time of such action there shall be at least two members who are each an Independent Director.

         (r) Intentionally omitted.

         (s) If Borrower is a corporation, a limited partnership or a limited liability company (other than a single member limited liability company), Borrower shall conduct its business so that the factual assumptions made with respect to Borrower in the Insolvency

Opinion shall be true and correct in all respects. In connection with the foregoing, Borrower hereby covenants and agrees that it will comply with or cause the compliance with, (i) all of the facts and factual assumptions (regarding Borrower, Guarantor or any Affiliate of Borrower or Guarantor) set forth in the Insolvency Opinion, (ii) all the representations, warranties and covenants in this Section 3.1.24, and (iii) all the organizational documents of Borrower.

         (t) Intentionally omitted,

         (u) Intentionally omitted.

         (v) Borrower shall pay the salaries of its own employees (if any) from its own funds and maintain a sufficient number of employees (if any) in light of its contemplated business operations.

         (w) Borrower shall compensate each of its consultants and agents from its funds for services provided to it and pay from its own assets all obligations of any kind incurred.

         3.1.25 TAX FILINGS. To the extent required, Borrower has filed (or has obtained effective extensions for filing) all federal, state and local tax returns required to be filed and have paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by Borrower. Borrower believes that its tax returns (if any) properly reflect the income and taxes of Borrower for the periods covered thereby, subject only to reasonable adjustments required by the Internal Revenue Service or other applicable tax authority upon audit.

         3.1.26 SOLVENCY. Borrower (a) has not entered into the transaction or any Loan Document with the actual intent to hinder, delay, or defraud any creditor and (b) received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the Loan, the fair saleable value of Borrower's assets exceeds and will, immediately following the making of the Loan, exceed Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. The fair saleable value of Borrower's assets is and will, immediately following the making of the Loan, be greater than Borrower's probable liabilities, including the maximum amount of its contingent liabilities on its debts as such debts become absolute and matured. Borrower's assets do not and, immediately following the making of the Loan will not, to Borrower's knowledge, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur Indebtedness and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such Indebtedness and liabilities as they mature (taking into account the timing and amounts of cash to be received by Borrower and the amounts to be payable on or in respect of obligations of Borrower).

         3.1.27 FEDERAL RESERVE REGULATIONS. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement or the other Loan Documents.

         3.1.28 ORGANIZATIONAL CHART. The organizational chart attached as
Schedule III hereto, relating to Borrower and certain Affiliates and other parties, is true, complete and correct in all material respects on and as of the date hereof.

         3.1.29 BANK HOLDING COMPANY. Borrower is not a "bank holding company" or a direct or indirect subsidiary of a "bank holding company" as defined in the Bank Holding Company Act of 1956, as amended, and Regulation Y thereunder of the Board of Governors of the Federal Reserve System.

         3.1.30 NO OTHER DEBT. Borrower has not borrowed or received debt financing (other than permitted pursuant to this Agreement) that has not been heretofore repaid in full.

         3.1.31 INVESTMENT COMPANY ACT. Borrower is not (1) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (2) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (3) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

         3.1.32 ACCESS/UTILITIES. To the best of Borrower's knowledge, all public utilities necessary to the continued use and enjoyment of the Property as presently used and enjoyed are located in the public right-of-way abutting the Property or within an easement benefiting the Property. To the best of Borrower's knowledge, all roads necessary for the utilization of the Property consistent in all material respects with its current purpose have been completed and dedicated to public use and accepted by all governmental authorities or are the subject of access easements for the benefit of the Property.

         3.1.33 NO BANKRUPTCY FILING. Borrower is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of its assets or property, and Borrower does not have any actual knowledge of any Person contemplating the filing of any such petition against it.

         3.1.34 FULL AND ACCURATE DISCLOSURE. To the best of Borrower's knowledge, no information contained in this Agreement, the other Loan Documents, or any written statement furnished by or on behalf of Borrower pursuant to the terms of this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. There is no fact or circumstance presently known to Borrower which has not been disclosed to Lender and which materially adversely affects, or is reasonably likely to materially adversely affect, the Property, Borrower or its business, operations or condition (financial or otherwise).

         3.1.35 FOREIGN PERSON. Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code.

         3.1.36 FRAUDULENT TRANSFER Borrower (a) has not entered into the Loan or any Loan Document with the actual intent to hinder, delay, or defraud any creditor and (b) has received reasonably equivalent value in exchange for its obligations under the Loan Documents. The assets of Borrower do not and, immediately following the execution and delivery of the Loan Documents will not, to Borrower's knowledge constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts reasonably expected to be payable on or in respect of its obligations).

         3.1.37 NO CHANGE IN FACTS OR CIRCUMSTANCES; DISCLOSURE. To the best of Borrower's knowledge, there has been no material adverse change in any condition, fact, circumstance or event that would make the financial statements, rent rolls, reports, certificates or other documents submitted in connection with the Loan inaccurate, incomplete or otherwise misleading in any material respect or that otherwise materially and adversely affects the business operations or the financial condition of Borrower or the Property.

         3.1.38 INTENTIONALLY OMITTED.

         3.1.39 PERFECTION OF ACCOUNTS. Borrower hereby represents and warrants to Lender that:

         (a) This Agreement, together with the other Loan Documents, create a valid and continuing security interest (as defined in the Uniform Commercial
Code) in the Accounts (as defined in the Cash Management Agreement) in favor of Lender, which security interest is prior to all other Liens, other than Permitted Encumbrances, and is enforceable as such against creditors of and purchasers from Borrower. Other than in connection with the Loan Documents and except for Permitted Encumbrances, Borrower has not sold or otherwise conveyed the Accounts;

         (b) The Accounts constitute "deposit accounts" or "securities accounts" within the meaning of the Uniform Commercial Code, as set forth in the Cash Management Agreement;

         (c) Pursuant and subject to the terms hereof, Agent has agreed to comply with all instructions originated by Lender, without further consent by Borrower, directing disposition of the Accounts and all sums at any time held, deposited or invested therein, together with any interest or other earnings thereon, and all proceeds thereof (including proceeds of sales and other dispositions), whether accounts, general intangibles, chattel paper, deposit accounts, instruments, documents or securities; and

         (d) The Accounts are not in the name of any Person other than Borrower, as pledgor, or Lender, as pledgee. Borrower has not consented to Agent's complying with instructions with respect to the Accounts from any Person other than Lender.

         3.1.40 NO BREACH OF FIDUCIARY DUTY. To Borrower's knowledge, no Person currently owning a direct or indirect membership or partnership interest in Borrower (nor any past or current affiliate of such Person), has breached any fiduciary duty owed by such Person to any other Person now or previously owning a direct or indirect membership or partnership interest in Borrower or any prior owner of the Property.

         SECTION 3.2 SURVIVAL OF REPRESENTATIONS.

         The representations and warranties set forth in Section 3.1 shall survive for so long as any amount remains payable to Lender under this Agreement or any of the other Loan Documents.

         IV. BORROWER COVENANTS

         SECTION 4.1 BORROWER AFFIRMATIVE COVENANTS.

         Borrower hereby covenants and agrees with Lender that:

         4.1.1 EXISTENCE; COMPLIANCE WITH LEGAL REQUIREMENTS. Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, and all material rights, licenses, permits and franchises and shall comply in all material respects with all Legal Requirements applicable to it and the Property, including, without limitation, Prescribed Laws; provided Borrower shall have the right to contest such Legal Requirements as provided in this Agreement.

         4.1.2 TAXES AND OTHER CHARGES. Borrower shall pay or cause to be paid all Taxes and Other Charges now or hereafter levied or assessed or imposed against the Property or any part thereof as the same become due and payable; provided, however, Borrower's obligation to directly pay Taxes shall be suspended to the extent Borrower has deposited Tax Funds sufficient to pay such Taxes. Borrower shall furnish to Lender receipts for the payment of the Taxes and the Other Charges prior to the date the same shall become delinquent; provided, however, that Borrower is not required to furnish such receipts for payment of Taxes in the event that such Taxes have been paid by Lender pursuant to Section 6.2 hereof. Borrower shall not permit or suffer and shall promptly discharge any lien or charge against the Property. After prior written notice to Lender, Borrower or, if the Telcordia Lease or an Acceptable Replacement Lease is in full force and effect, Telcordia or an Acceptable Replacement Tenant, as applicable, at its own expense, may contest by appropriate legal proceeding, initiated within a reasonable period of time and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that (i) no Event of Default has occurred and remains uncured; (ii) such proceeding shall be permitted under and be conducted in accordance with all applicable statutes, laws and ordinances; (iii) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost as a result of such contest or underlying lien; (iv) Borrower shall promptly upon final determination thereof pay the amount of any such Taxes or Other Charges, together with all costs, interest and penalties which may be payable in connection therewith; (v) such proceeding shall suspend the collection of Taxes or Other Charges from the Property; and (vi) or Borrower or Telcordia or an Acceptable Replacement Tenant shall have furnished the security as may be required in the proceeding, or as may be reasonably requested by Lender to insure the payment of any contested Taxes, together with all interest and penalties thereon, taking into consideration any Tax Funds available for payment of Taxes. Lender may pay over any such cash or other security held by Lender to the claimant entitled thereto at any time when, in the reasonable judgment of Lender, the Property or any part thereof or interest therein is in danger of being sold, forfeited, terminated cancelled or lost.

         4.1.3 LITIGATION. Borrower shall give prompt notice to Lender of any litigation or governmental proceedings pending or threatened against Borrower, of which Borrower has knowledge, which might materially adversely affect the Property or Borrower's ability to perform its obligations hereunder or under the other Loan Documents.

         4.1.4 ACCESS TO PROPERTY. Subject to the rights of the tenants under all Leases, and without unreasonable material interference with the operation of the Property, Borrower shall permit agents, representatives and employees of Lender to inspect the Property or any part thereof at reasonable hours upon reasonable advance notice.

         4.1.5 FURTHER ASSURANCES; SUPPLEMENTAL MORTGAGE AFFIDAVITS. Borrower shall, at Borrower's sole cost and expense:

         (a) execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts reasonably necessary or desirable, to evidence, preserve and/or protect the collateral at any time securing or intended to secure the obligations of Borrower under the Loan Documents, as Lender may reasonably require; and

         (b) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Lender shall reasonably require from time to time.

         4.1.6 FINANCIAL REPORTING.

         (a) Borrower and any Guarantors shall keep adequate books and records of account in accordance with GAAP, or in accordance with other methods acceptable to Lender in its reasonable discretion, consistently applied and furnish to Lender:

         (i) monthly, or if the Loan has been securitized or sold by Lender, quarterly and annual certified rent rolls in the form attached hereto as
Schedule I signed and dated by Borrower, detailing the names of all tenants of the Improvements under Leases to which Borrower is a party, the portion of Improvements occupied by each tenant, the base rent and any other charges payable under each Lease and the term of each Lease, including the expiration date, the extent to which any tenant is in default under any Lease, and any other information as is reasonably required by Lender, within thirty (30) days after the end of each calendar month, thirty (30) days after the end of each fiscal quarter or sixty (60) days after the close of each fiscal year of Borrower, as applicable;

         (ii) on a monthly basis, operating statements of the Property in the form attached as Schedule VI for the immediately preceding month (and for previous periods if required by Lender), or if the Loan has been securitized or sold as a whole loan by Lender, annual and, if requested by Lender, quarterly operating statements of the Property in the form attached hereto as Schedule VI, all of which shall be prepared and certified by Borrower in the form required by Lender, detailing the revenues received, the expenses incurred and the net operating income before and after debt service (principal and interest) and major capital improvements completed by Borrower for each month and containing appropriate year to date information, within twenty (20) days after the end of each calendar month, thirty (30) days after the end of each fiscal quarter or sixty (60) days after the close of each fiscal year of Borrower, as applicable;

         (iii) an annual operating statement of the Property in the form attached hereto as Schedule VI detailing the total revenues received, total expenses incurred, total cost of all capital improvements, total debt service and total cash flow, to be prepared and certified by Borrower in the form required by Lender within sixty (60) days after the close of each fiscal year of Borrower;

         (iv) quarterly and annual balance sheet in the form attached hereto as
Schedule VII and profit and loss statements of Borrower, any Guarantors in a form reasonably acceptable to Lender, prepared and certified by the respective Borrower and/or Guarantors within sixty (60) days after the end of each fiscal quarter and within sixty (60) days after the end of each fiscal year, with respect to Borrower, and within ninety (90) days (or, at any time after the Loan is securitized, ninety (90) days) after the end of each fiscal quarter with respect to any Guarantors; and audited financial statements prepared by an independent certified public accountant acceptable to Lender, within one hundred twenty (120) days after the close of each fiscal year with respect to any Guarantor. Lender acknowledges that Borrower's and Guarantor's financial statements may be consolidated and such consolidated financial statements shall be acceptable; and

         (v) upon Lender's request, an annual operating budget in the form attached hereto as Schedule IX (an "Annual Budget") presented on a monthly basis consistent with the annual operating statement described above for the Property, including cash flow projections for the upcoming year, and all proposed capital replacements and improvements at least fifteen (15) days prior to the start of each fiscal year.

         (b) Upon request from Lender, Borrower and any Guarantor shall furnish in a timely manner to Lender:

         (i) If at any time the Property is not occupied by a single tenant user pursuant to a triple net lease, a property management report for the Property, showing the number of inquiries made and/or rental applications received from tenants or prospective tenants and deposits received from tenants and any other information reasonably requested by Lender, in reasonable detail and certified by Borrower (or an officer, general partner, member or principal of Borrower if Borrower is not an individual) under penalty of perjury to be true and complete, but no more frequently than quarterly; and

         (ii) an accounting of all security deposits held in connection with any Lease of any part of the Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to obtain information regarding such accounts directly from such financial institutions.

         (c) Borrower and any Guarantor shall furnish Lender with such other additional financial or management information (including State and Federal tax returns, if any) as may, from time to time, be reasonably required by Lender in form and substance satisfactory to Lender.

         (d) Borrower acknowledges the importance to Lender of the timely delivery of each of the items required by this Section 4.1.6 (each, a "Required Financial Item" and collectively, the "Required Financial Items"). In the event Borrower fails to deliver to Lender any of the Required Financial Items within the time frame specified herein and such failure is not cured within ten (10) business days after notice from Lender (each such event, a "Reporting Failure"), without limiting Lender's other rights and remedies with respect to the occurrence of such an Event of Default, in the event of the occurrence of two or more Reporting Failures in any twelve (12) month period, Borrower shall pay to Lender the sum of $500.00 per occurrence for each such Reporting Failure. It shall constitute a further Event of Default hereunder if any such payment is not received by Lender within thirty (30) days of the date on which such payment is due, and Lender shall be entitled to the exercise of all of its rights and remedies provided hereunder.

         4.1.7 TITLE TO THE PROPERTY. Borrower will warrant and defend the validity and priority of the Liens of the Mortgage and the Assignment of Leases on the Property against the claims of all Persons whomsoever, subject only to Permitted Encumbrances.

         4.1.8 ESTOPPEL STATEMENT.

         (a) After request by Lender, Borrower shall within ten (10) Business Days furnish Lender with a statement, duly acknowledged and certified, stating
(i) the unpaid principal amount of the Note, (ii) the Applicable Interest Rate of the Note, (iii) the date installments of interest and/or principal were last paid, (iv) any offsets or defenses to the payment of the Debt, if any, and (v) that this Agreement and the other Loan Documents have not been modified or if modified, giving particulars of such modification.

         (b) After request by Borrower, Lender shall within ten (10) Business Days furnish Borrower with a statement, duly acknowledged and certified, stating
(i) the unpaid principal amount of the Note, (ii) the Applicable Interest Rate of the Note, (iii) the date installments of interest and/or principal were last paid and (iv) whether or not Lender has sent any notice of default under the Loan Documents which remains uncured in the opinion of Lender.

         (c) Borrower shall deliver to Lender, upon request, an estoppel certificate from each Tenant under any Lease (provided that Borrower shall only be required to use commercially reasonable efforts to obtain an estoppel certificate from any Tenant); provided that such certificate may be in the form required under such Lease; provided further that Borrower shall not be required to deliver such certificates more frequently than two (2) times in any calendar year.

         4.1.9 LEASES.

         (a) Borrower may enter into a proposed Lease (including the renewal or extension of an existing Lease (a "Renewal Lease")) without the prior written consent of Lender, provided such proposed Lease or Renewal Lease (i) provides for rental rates and terms comparable to existing local market rates and terms (taking into account the type and quality of the tenant) as of the date such Lease is executed by Borrower (unless, in the case of a Renewal Lease, the rent payable during such renewal, or a formula or other method to compute such rent, is provided for in the original Lease), (ii) is an arms-length transaction with a bona fide, independent third party tenant, (iii) does not have a materially adverse effect on the value of the Properties taken as a whole, (iv) is subject and subordinate to the Mortgages and the lessee thereunder agrees to attorn to Lender, and (v) is written on the standard form of lease approved by Lender. All proposed Leases which do not satisfy the requirements set forth in this Section 4.1.9 shall be subject to the prior approval of Lender and its counsel (which approval shall not be unreasonably withheld, conditioned or delayed), at Borrower's expense. Borrower shall promptly deliver to Lender copies of all Leases which are entered into pursuant to this Subsection together with Borrower's certification that it has satisfied all of the conditions of this Subsection.

         (b) Borrower (i) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of any of the Leases as security for the Debt; (ii) upon request, shall promptly send copies to Lender of all notices of default which Borrower shall send or receive thereunder; (iii) shall enforce all of the material terms, covenants and conditions contained in the Leases upon the part of the tenant thereunder to be observed or performed, (iv) shall not collect any of the Rents more than one (1) calendar quarter in advance (except security deposits shall not be deemed Rents collected in advance); (v) shall not execute any other assignment of the lessor's interest in any of the Leases or the Rents; and (vi) shall not consent to any assignment of or subletting otherwise not permitted under any Leases, without the prior written consent of Lender (which consent shall not be unreasonably withheld, conditioned or delayed). Provided no Event of Default has occurred and is continuing, Borrower may waive, amend, add to and/or supplement any financial covenants of Telcordia contained in the Telcorida Lease without the prior written consent of Lender.

         (c) Borrower may, without the consent of Lender, amend, modify or waive the provisions of any Lease or terminate, reduce rents under, accept a surrender of space under, or shorten the term of, any Lease (including any guaranty, letter of credit or other credit support with respect thereto) provided that such action (taking into account, in the case of a termination, reduction in rent, surrender of space or shortening of term, the planned alternative use of the affected space) does not have a materially adverse effect on the value of the Property taken as a whole, and provided that such Lease, as amended, modified or waived, is otherwise in compliance with the requirements of this Agreement and any subordinate agreement binding upon Lender with respect to such Lease. A termination of a Lease with a tenant who is in default beyond applicable notice and grace periods shall not be considered an action which has a materially adverse effect on the value of the Properties taken as a whole. Any amendment, modification, waiver, termination, rent reduction, space surrender or term shortening which does not satisfy the requirements set forth in this subsection shall be subject to the prior approval of Lender and its counsel, which approval shall not be unreasonably withheld, delayed, or conditioned, at Borrower's expense. Borrower shall promptly deliver to Lender copies of amendments, modifications and waivers which are entered into pursuant to this subsection together with Borrower's certification that it has satisfied all of the conditions of this subsection.

         (d) Notwithstanding anything contained herein to the contrary, Borrower shall not, without the prior written consent of Lender, enter into, renew, extend, amend, modify, waive any provisions of, terminate, reduce rents under, accept a surrender of space under, or shorten the term of, any Major Lease. The term "Major Lease" shall mean any Lease between Borrower as landlord and a tenant which lease is (i) approved by Lender, in form and substance, in its sole discretion using prudent business judgment, (ii) at comparable terms with the Telcordia Lease and (iii) which demises in the aggregate more than the lesser of
(a) 200,000 rentable square feet or (b) fifteen percent (15%) of the total rentable square feet at the Properties.

         4.1.10 ALTERATIONS. Lender's prior approval shall be required in connection with any alterations to any Improvements (except tenant improvements under any Lease approved by Lender or under any Lease for which approval was not required by Lender under this Agreement) (a) that may have a material adverse effect on Borrower's financial condition, the value of the Property or the ongoing revenues and expenses of the Property, (b) the cost of which (including any related alteration, improvement or replacement) is reasonably anticipated to exceed the Alteration Threshold or (c) made after the Maturity Date if the Loan shall not have been repaid in full, which approval may be granted or withheld in Lender's sole discretion. If the total unpaid amounts incurred and to be incurred with respect to such alterations to the Improvements shall at any time exceed the Alteration Threshold, Borrower shall upon the written request of Lender promptly deliver to Lender as security for the payment of such amounts and as additional security for Borrower's obligations under the Loan Documents any of the following: (i) cash, (ii) Letters of Credit (iii) U.S. Obligations,
(iv) other securities acceptable to lender, provided that Lender shall have the right to require Rating Agency Confirmation as to the form and issuer of same, or (v) a completion bond, provided that Lender shall have received a Rating Agency Confirmation as to the form and issuer of same. Such security shall be in an amount equal to the excess of the total unpaid amounts incurred and to be incurred with respect to such alterations to the Improvements (other than such amounts to be paid or reimbursed by Tenants under the Leases) over the Alteration Threshold.

         4.1.11 APPROVAL OF MATERIAL AGREEMENTS. From and after the Maturity Date, Borrower shall be required to obtain Lender's prior written approval to any and all Material Agreements affecting the Property, which approval may be granted or withheld in Lender's sole discretion.

         4.1.12 MATERIAL AGREEMENTS. Borrower shall (a) promptly perform and/or observe all of the material covenants and agreements required to be performed and observed by it under each Material Agreement to which it is a party, and do all things necessary to preserve and to keep unimpaired its rights thereunder,
(b) promptly notify Lender in writing of the giving of or receipt by Borrower of any notice of any default by any party under any Material Agreement of which it is aware and (c) promptly enforce in a commercially reasonable manner the performance and observance of all of the material covenants and agreements required to be performed and/or observed by the other party under each Material Agreement to which it is a party in a commercially reasonable manner.

         4.1.13 PERFORMANCE BY BORROWER. Borrower shall in a timely manner observe, perform and fulfill each and every covenant, term and provision of each Loan Document executed and delivered by Borrower (or shall cause such observance performance and fulfillment), and shall not enter into or otherwise suffer or permit any amendment, waiver, supplement, termination or other modification of any Loan Document executed and delivered by Borrower without the prior consent of Lender.

         4.1.14 COSTS OF ENFORCEMENT/REMEDYING DEFAULTS. In the event (a) that the Mortgage is foreclosed in whole or in part or the Note or any other Loan Document is put into the hands of an attorney for collection, suit, action or foreclosure, (b) of the foreclosure of any Lien or Mortgage prior to or subsequent to the Mortgage in which proceeding Lender is made a party, (c) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of Borrower or Guarantor or an assignment by Borrower or Guarantor for the benefit of its creditors, or (d) Lender shall remedy or attempt to remedy any Event of Default hereunder, Borrower shall be chargeable with and agrees to pay all costs incurred by Lender as a result thereof, including costs of collection and defense (including reasonable attorneys', experts', consultants' and witnesses' fees and disbursements) in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, which shall be due and payable on demand, together with interest thereon from the date incurred by Lender at the Default Rate, and together with all required service or use taxes.

         4.1.15 BUSINESS AND OPERATIONS. Borrower will continue to engage in the businesses currently conducted by it as and to the extent the same are necessary for the ownership, leasing, operation or maintenance of the Property. Borrower will qualify to do business and will remain in good standing under the laws of each jurisdiction as and to the extent the same are required for the ownership and leasing of the related Property. Borrower shall at all times cause the Property to be maintained as an office, research and development and industrial facility.

         SECTION 4.2 BORROWER NEGATIVE COVENANTS.

         Borrower covenants and agrees with Lender that:

         4.2.1 DUE ON SALE AND ENCUMBRANCE; TRANSFERS OF INTERESTS. Without the prior written consent of Lender, neither Borrower nor any other Person having a direct or indirect ownership or beneficial interest in Borrower shall sell, convey, mortgage, grant, bargain, encumber, pledge, assign or transfer any interest, direct or indirect, in the Borrower, the Property or any part thereof, whether voluntarily or involuntarily, except as otherwise specifically permitted pursuant to and in accordance with the terms and provisions hereof, of Article 6 of the Mortgage and of the other Loan Documents.

         4.2.2 LIENS. Borrower shall not create, incur, assume or suffer to exist any Lien on any portion of the Property except for Permitted Encumbrances.

         4.2.3 DISSOLUTION. Borrower shall not (i) engage in any dissolution, liquidation or consolidation or merger with or into any other business entity,
(ii) engage in any business activity not related to the ownership and operation of the Property, or (iii) transfer, lease or sell, in one transaction or any combination of transactions, all or substantially all of the property or assets of Borrower except to the extent expressly permitted by the Loan Documents.

         4.2.4 CHANGE IN BUSINESS. Borrower shall not enter into any line of business other than the ownership and operation of the Property.

         4.2.5 DEBT CANCELLATION. Borrower shall not cancel or otherwise forgive or release any claim or debt (other than termination of Leases in accordance herewith) owed to Borrower by any Person, except for adequate consideration and in the ordinary course of Borrower's business.

         4.2.6 AFFILIATE TRANSACTIONS. Borrower shall not enter into, or be a party to, any transaction with an Affiliate of Borrower or any of the partners of Borrower except in the ordinary course of business and on terms which are fully disclosed to Lender in advance and are no less favorable to Borrower or such Affiliate than would be obtained in a comparable arm's-length transaction with an unrelated third party.

         4.2.7 ZONING. Borrower shall not initiate or consent to any zoning reclassification of any portion of the Property or seek any variance under any existing zoning ordinance or use or permit the use of any portion of the Property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation, without the prior consent of Lender.

         4.2.8 ASSETS. Borrower shall not purchase or own any property other than the Property and any property necessary or incidental for the operation of the Property.

         4.2.9 NO JOINT ASSESSMENT. Borrower shall not suffer, permit or initiate the joint assessment of the Property (i) with any other real property constituting a tax lot separate from the Property, and (ii) with any portion of the Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to the Property.

         4.2.10 PRINCIPAL PLACE OF BUSINESS. Borrower shall not change its principal place of business from the address set forth on the first page of this Agreement without first giving Lender thirty (30) days prior notice.

         4.2.11 ERISA. (a) Borrower shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Agreement or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         (b) Borrower shall deliver to Lender such certifications or other evidence from time to time throughout the term of the Loan, as reasonably requested by Lender, that (A) Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(32) of ERISA; (B) Borrower is not subject to any state statute regulating investments of, or fiduciary obligations with respect to, governmental plans; and (C) one or more of the following circumstances is true:

         (i) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

         (ii) Less than twenty-five percent (25%) of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R. Section 2510.3-101(f)(2);or

         (iii) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3-101(c) or (e).

         4.2.12 MATERIAL AGREEMENTS. Borrower shall not, without Lender's prior written consent: (a) enter into, surrender or terminate any Material Agreement to which it is a party (unless the other party thereto is in material default and the termination of such agreement would be commercially reasonable), (b) increase or consent to the increase of the amount of any charges under any Material Agreement to which it is a party, except as provided therein or on an arms'-length basis and commercially reasonable terms; or (c) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under any Material Agreement to which it is a party in any material respect, except on an arms'-length basis and commercially reasonable terms.

         V. INSURANCE, CASUALTY AND CONDEMNATION

         SECTION 5.1 INSURANCE.

         5.1.1 INSURANCE POLICIES. (a) Borrower shall obtain and maintain, or cause to be maintained, insurance for Borrower and the Property providing at least the following coverages:

         (i) comprehensive all risk insurance on the Improvements and the personal property at the Property, including contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements, in each case (A) in an amount equal to one hundred percent (100%) of the "Full Replacement Cost," which for purposes of this Agreement shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation, but the amount shall in no event be less than the outstanding principal balance of the Loan; (B) containing an agreed amount endorsement with respect to the Improvements and personal property at the Property waiving all co-insurance provisions; (C) providing for no deductible in excess of Two Hundred Fifty Thousand Dollars ($250,000) for all such insurance coverage; and (D) containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Property shall at any time constitute legal non-conforming structures or uses. In addition, Borrower shall obtain: (y) if any portion of the Improvements is currently or at any time in the future located in a federally designated "special flood hazard area", flood hazard insurance in an amount equal to the lesser of (1) the outstanding principal balance of the Note or (2) the maximum amount of such insurance available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended or such greater amount as Lender shall reasonably require; and (z) earthquake insurance in amounts and in form and substance satisfactory to Lender in the event the Property is located in an area with a high degree of seismic activity, provided that the insurance pursuant to clauses
(y) and (z) hereof shall be on terms consistent with the comprehensive all risk insurance policy required under this subsection (i).

         (ii) commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (A) to be on the so-called "occurrence" form with a combined limit, excluding umbrella coverage, of not less than Fifteen Million Dollars ($15,000,000); (B) to continue at not less than the aforesaid limit until required to be changed by Lender by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; (4) blanket contractual liability for all legal contracts; and (5) contractual liability covering the indemnities contained in Article 9 of the Mortgage to the extent the same is available;

         (iii) business income insurance (A) with loss payable to Lender; (B) covering all risks required to be covered by the insurance provided for in subsection (i) above for a period commencing at the time of loss for such length of time as it takes to repair or replace with the exercise of due diligence and dispatch; (C) containing an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and Personal Property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of eighteen (18) months from the date that the Property is repaired or replaced and operations are resumed, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period; and
(D) in an amount equal to one hundred percent (100%) of the projected gross income from the Property for a period from the date of loss to a date (assuming total destruction) which is twenty-four (24) months from the date that the Property is repaired or replaced and operations are resumed. The amount of such business income insurance shall be determined prior to the date hereof and at least once each year thereafter based on Borrower's reasonable estimate of the gross income from the Property for the succeeding eighteen (18) month period, based upon the assumption that no casualty has or will occur. All proceeds payable to Lender pursuant to this subsection shall be held by Lender and shall be applied to the obligations secured by the Loan Documents from time to time due and payable hereunder and under the Note; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the obligations secured by the Loan Documents on the respective dates of payment provided for in the Note and the other Loan Documents except to the extent such amounts are actually paid out of the proceeds of such business income insurance;

         (iv) at all times during which structural construction, repairs or alterations are being made with respect to the Improvements, and only if the Property coverage form does not otherwise apply, (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in subsection (i) above written in a so-called builder's risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to subsection (i) above, (3) including permission to occupy the Property, and (4) with an agreed amount endorsement waiving co-insurance provisions;

         (v) statutory workers' compensation insurance with respect to any work on or about the Property;

         (vi) comprehensive boiler and machinery insurance, if applicable, in amounts as shall be reasonably required by Lender on terms consistent with the commercial property insurance policy required under subsection (i) above;

         (vii) umbrella liability insurance in addition to primary coverage in an amount not less than Fifteen Million and No/100 Dollars ($15,000,000) per occurrence on terms consistent with the commercial general liability insurance policy required under subsection (ii) above and (viii) below;

         (viii) motor vehicle liability coverage for all owned and non-owned vehicles, including rented and leased vehicles containing minimum limits per occurrence, including umbrella coverage, of One Million and No/100 Dollars ($1,000,000);

         (ix) so-called "dramshop" insurance or other liability insurance required in connection with the sale of alcoholic beverages;

         (x) intentionally omitted;

         (xi) if the commercial property and business income insurance policies required under subsections (i) and (iii) above do not cover perils of terrorism or acts of terrorism, Borrower shall use commercially reasonable efforts, consistent with those of prudent owners of real estate comparable to the Property, to maintain commercial property and business income insurance for loss resulting from perils and acts of terrorism on terms (including amounts) consistent with those required under subsections (i) and (iii) above. If a Rating Agency in connection with a Securitization of the Loan or in connection with its rating surveillance of the Securities issued pursuant to a Securitization of the Loan would not provide or maintain a rating for any portion of the Loan or such Securities which would otherwise be available but for the failure to maintain such terrorism insurance, Borrower will so maintain such insurance if obtainable from any insurer or any Governmental Authority (for the maximum amount obtainable up to the amounts set forth in subsections (i) and
(iii) above and with deductibles no greater than those provided in subsections
(i) and (iii) above). The claims paying ability rating of the insurer shall be consistent with the requirements of Section 5.1.2 hereof or, if no insurer of such claims paying ability rating is then issuing such terrorism insurance, the chosen insurer shall be the insurer which is offering such terrorism insurance and which has a claims paying ability rating the closest to that required by
Section 5.1.2 hereof; and

         (xii) upon sixty (60) days' notice, such other reasonable insurance and in such reasonable amounts as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Property located in or around the region in which the Property is located.

         (b) All insurance provided for in Section 5.1.1 (a) shall be obtained under valid and enforceable policies (collectively, the "Policies" or in the singular, the "Policy") and, to the extent not specified above, shall be subject to the reasonable approval of Lender as to deductibles, loss payees and insureds. Not less than ten (10) days prior to the expiration dates of the Policies theretofore furnished to Lender, certificates of insurance evidencing the Policies accompanied by evidence satisfactory to Lender of payment of the premiums then due thereunder (the "Insurance Premiums"), shall be delivered by Borrower to Lender.

         (c) Any blanket insurance Policy shall specifically allocate to the Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Property in compliance with the provisions of Section 5.1.1 (a).

         (d) All Policies of insurance provided for or contemplated by Section 5.1.1(a) shall be primary coverage and, except for the Policy referenced in
Section 5.1.1(a)(v), shall name Borrower as the insured and Lender and its successors and/or assigns as the additional insured, as its interests may appear, and in the case of property damage, boiler and machinery, flood, earthquake and terrorism insurance, shall contain a so-called New York standard non-contributing mortgagee clause in favor of Lender providing that the loss thereunder shall be payable to Lender. Borrower shall not procure or permit any of its constituent entities to procure any other insurance coverage which would be on the same level of payment as the Policies or would adversely impact in any way the ability of Lender or Borrower to collect any proceeds under any of the Policies.

         (e) All Policies of insurance provided for in Section 5.1.1 (a), except for the Policies referenced in Section 5.1.1(a)(v) and (a)(viii) shall contain clauses or endorsements to the effect that:

         (i) no act or negligence of Borrower, or anyone acting for Borrower, or of any Tenant or other occupant, or failure to comply with the provisions of any Policy, which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Lender is concerned;

         (ii) the Policy shall not be canceled without at least thirty (30) days' written notice to Lender and any other party named therein as an additional insured and, if obtainable by Borrower using commercially reasonable efforts, shall not be materially changed (other than to increase the coverage provided thereby) without such a thirty (30) day notice; and

         (iii) Lender shall not be liable for any Insurance Premiums thereon or subject to any assessments thereunder.

         (f) If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, without notice to Borrower, to take such action as Lender deems necessary to protect its interest in the Property, including, without limitation, the obtaining of such insurance coverage as Lender in its sole discretion deems appropriate and all premiums incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and until paid shall be secured by the Mortgage and shall bear interest at the Default Rate.

         (g) In the event of foreclosure of the Mortgage or other transfer of title to the Property in extinguishment in whole or in part of the Debt, all right, title and interest of

Borrower in and to the Policies that are not blanket Policies then in force concerning the Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or Lender or other transferee in the event of such other transfer of title.

         5.1.2 INSURANCE COMPANY. The Policies shall be issued by financially sound and responsible insurance companies authorized to do business in the state in which the Property is located and having a claims paying ability rating of "A" or better by S&P and Fitch and an insurance financial strength rating of "Aa2" by Moody's. If a Securitization occurs, (i) the foregoing required insurance company rating by a Rating Agency not rating any Securities shall be disregarded and (ii) if the insurance company complies with the aforesaid S&P required rating (and S&P is rating the Securities) and the other Rating Agencies rating the Securities do not rate the insurance company, such insurance company shall be deemed acceptable with respect to such Rating Agency not rating such insurance company. If a Securitization occurs and S&P is not a Rating Agency, each of the insurance companies shall have a claims paying ability rating of at least A- by Fitch and an insurance financial strength rating of A3 by Moody's and at least sixty-seven percent (67%) of the coverage shall be provided by insurance companies having claims paying ability ratings of AA by Fitch and an insurance financial strength rating of Aa2 by Moody's; provided, however, if Fitch or Moody's shall not provide a rating for an insurance company, then an A.M. Best rating of A(X) shall be substituted for each of the foregoing rating requirements of Fitch or Moody's, as applicable. Notwithstanding the foregoing, Borrower shall be permitted to maintain the Policies with insurance companies which do not meet the foregoing requirements (an "OTHERWISE RATED INSURER"), provided Borrower obtains a "cut-through" endorsement (that is, an endorsement which permits recovery against the provider of such endorsement) with respect to any Otherwise Rated Insurer from an insurance company which meets the claims paying ability ratings required above. Moreover, if Borrower desires to maintain insurance required hereunder from an insurance company which does not meet the claims paying ability ratings set forth herein but the parent of such insurance company, which owns at least fifty-one percent (51%) of such insurance company, maintains such ratings, Borrower may use such insurance companies if approved by the Rating Agencies (such approval may be conditioned on items required by the Rating Agencies including a requirement that the parent guarantee the obligations of such insurance company). Notwithstanding anything to the contrary in this Section 5.1.2, the insurance companies carrying the insurance required hereunder as of the date hereof (the "CURRENT INSURERS") are hereby approved by Lender and each Current Insurer shall continue to be approved by Lender for so long as no material adverse change occurs with respect to the financial condition, claims paying ability or other material aspects of such Current Insurer. Notwithstanding the foregoing, so long as (i) the Telcordia Lease an Acceptable Replacement Lease remains in full force and effect with Telcordia or its assignee as the tenant thereunder or an Acceptable Replacement Tenant, (ii) Telcordia or an Acceptable Replacement Tenant is not in default under the Telcordia Lease or an Acceptable Replacement Lease, as applicable, beyond any applicable notice and cure periods set forth in the Telcordia Lease, and (iii) Borrower provides Lender with original Policies or certificates of insurance evidencing that Telcordia or an Acceptable Replacement Tenant is carrying all insurance required under the Telcordia Lease or an Acceptable Replacement Lease, as applicable, then the requirements of Section 5.1.1 and 5.1.2 shall be deemed satisfied.

         SECTION 5.2 CONDEMNATION. Borrower shall promptly give Lender notice upon Borrower becoming aware of any actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Agreement and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Subject to
Section 5.3 herein and the Telcordia Lease, Borrower shall cause the award or payment made in any condemnation or eminent domain proceeding, which is payable to Borrower, to be paid directly to Lender. Subject to Section 5.3 herein and the Telcordia Lease, Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein or in the Note. Subject to
Section 5.3 herein and the Telcordia Lease, Lender may apply any award or payment to the reduction or discharge of the Debt whether or not then due and payable without prepayment penalty or premium. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note (to the extent permitted in the Note or herein) shall have been sought, recovered or denied, to receive the award or payment allocated to Borrower under the Telcordia Lease, or a portion thereof sufficient to pay the Debt. Use of the Net Proceeds to pay down the Debt as may be required by Lender herein will not cause Borrower to incur either a prepayment premium or a penalty. In the event of any conflict between the terms and conditions contained herein with respect to the payment or settlement of any casualty or condemnation proceeds or awards and the terms and conditions of the Telcordia Lease as of the date hereof, such terms and conditions of the Telcordia Lease shall control.

         SECTION 5.3 RESTORATION AFTER CASUALTY/CONDEMNATION. In the event of a casualty or a taking by eminent domain, the following provisions shall apply in connection with the Restoration (defined below) of the Property:

         (a) If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, or if the Property or any portion thereof is taken by the power of eminent domain, and such damage and/or taking exceeds the Restoration Threshold, Borrower shall give prompt notice of such damage or taking to Lender and, subject to Sections 17, 18 and 19 of the Telcordia Lease, shall promptly commence or cause to be commenced and diligently prosecute or cause to be prosecuted the completion of the repair and restoration of the Property as nearly as possible to the condition the Property was in immediately prior to such fire or other casualty or taking, with such alterations as may be approved by Lender (the "Restoration"). Use of the Net Proceeds to pay down the Debt as may be required by Lender herein will not cause Borrower to incur either a prepayment premium or a penalty.

         (b) The term "Net Proceeds" for purposes of this Section 5.3 shall mean: (i) the net amount of all insurance proceeds under the Policies carried pursuant to Subsections (i), (iii), (vi) and (xi) of this Agreement as a result of such damage or destruction, after deduction of Lender's reasonable costs and expenses (including, but not limited to reasonable counsel fees), if any, in collecting the same, or (ii) the net amount of all awards and payments received by Lender with respect to a taking referenced in Section 5.2 of this Agreement, after deduction of Lender's reasonable costs and expenses (including, but not limited to reasonable counsel fees), if any, in collecting the same, whichever the case may be. If (i) the Net Proceeds do not exceed the Restoration Threshold; (ii) the costs of completing the Restoration as reasonably estimated by Borrower shall be less than or equal to the Net Proceeds (plus any additional security posted by Borrower or Telcordia for the purpose of completing the Restoration and acceptable to Lender in its reasonable discretion) or Telcordia shall be unconditionally obligated and, in Lender's reasonable discretion, financially able to complete the Restoration in full, regardless of the amount of the Net Proceeds; (iii) no Event of Default shall have occurred and be continuing under the Note, this Agreement or any of the other Loan Documents; (iv) the Property and the use thereof after the Restoration will be in material compliance with, and permitted under, all applicable zoning laws, ordinances, rules and regulations (including, without limitation, all applicable Environmental Laws); (v) (A) in the event that the Net Proceeds are insurance proceeds, less than twenty-five percent (25%) of the total floor area of the Improvements has been damaged or destroyed, or rendered unusable as a result of such fire or other casualty; or (B) in the event that the Net Proceeds are condemnation awards, less than 25% of the Land (as defined in the Mortgages) constituting the Property is taken, such Land that is taken is located along the perimeter or periphery of the Property, no material portion of the Improvements is located in such Lands, and such taking does not materially impair access to the Property; and (vi) Lender shall be reasonably satisfied that any operating deficits, including all scheduled payments of principal and interest under the Note which will be incurred with respect to the Property as a result of the occurrence of any such fire or other casualty or taking, whichever the case may be, will be covered out of (1) the Net Proceeds, or (2) other funds of Borrower, then the Net Proceeds will be disbursed directly to Borrower. Notwithstanding anything to the contrary contained in this Section 5.3(b), so long as (i) the Telcordia Lease remains in full force and effect and (ii) Telcordia is not in default under the Telcordia Lease beyond any applicable notice and cure periods set forth in the Telcordia Lease, then (1) subsections
(iv) and (v) of Section 5.3(b) shall be deemed not applicable and (2) Telcordia shall be entitled to adjust and settle any claim less than the Restoration Threshold and all settlements of claims, regardless of amount, shall be subject to the approval of Telcordia.

         (c) If the Net Proceeds are greater than the Restoration Threshold or Borrower is not otherwise entitled to have the Net Proceeds disbursed directly to Borrower pursuant to Subsection 5.3(b), such Net Proceeds shall be forthwith paid to Lender to be held by Lender in a segregated account to be made available to Borrower for the Restoration in accordance with the provisions of this Subsection 5.3(c).

      The Net Proceeds held by Lender pursuant to this Subsection 5.3(c) shall be made available to Borrower for payment or reimbursement of Borrower's expenses in connection with the Restoration, subject to the following conditions:

         (i) no Event of Default shall have occurred and be continuing under the Note, this Agreement or any of the other Loan Documents;

         (ii) Lender shall, within a reasonable period of time prior to request for initial disbursement, be furnished with an estimate of the cost of the Restoration accompanied by an independent architect's certification as to such costs and appropriate plans and specifications for the Restoration, such plans and specifications and cost estimates to be subject to Lender's approval, not to be unreasonably withheld or delayed;

         (iii) the Net Proceeds, together with any cash or cash equivalent deposited by Borrower with Lender, are sufficient to cover the cost of the Restoration as such costs are certified by the independent architect or, to the extent the Borrower does not deposit the deficiency, Borrower or Telcordia demonstrate to Lender the ability, as determined by Lender in its reasonable discretion, to pay the deficiency and all deficiency funds are expended prior to the release of any of the Net Proceeds by Borrower;

         (iv) Net Proceeds are less than the then outstanding principal balance of the Note;

         (v) (A) in the event that the Net Proceeds are insurance proceeds, less than twenty-five percent (25%) of the total floor area of the Improvements has been damaged or destroyed, or rendered unusable as a result of such fire or other casualty; or (B) in the event that the Net Proceeds are condemnation awards, less than 25% of the Land constituting the Property is taken, such Land that is taken is located along the perimeter or periphery of the Property, no material portion of the Improvements is located in such Lands and such taking does not materially impair access to the Property, provided, however, that the terms of this Section 5.3(c)(v) shall not apply so long as Telcordia is obligated to perform the Restoration pursuant to the terms of the Telcordia Lease;

         (vi) Lender shall be satisfied that any operating deficits, including all scheduled payments of principal and interest under the Note which will be incurred with respect to the Property as a result of the occurrence of any such fire or other casualty or taking, whichever the case may be, will be covered out of (1) the Net Proceeds, or (2) other funds of Borrower;

         (vii) Lender shall be satisfied that, upon the completion of the Restoration, the net cash flow of the Property will be restored to a level sufficient to cover all carrying costs and operating expenses of the Property, including, without limitation, debt service on the Note and all required replacement reserves, reserves for tenant improvements and leasing commissions, if any;

         (viii) the Restoration can reasonably be completed on or before the earliest to occur of (A) six (6) months prior to the Maturity Date (as defined in the Note), (B) the earliest date required for such completion under the terms of any Major Leases and (C) such time as may be required under applicable zoning law, ordinance, rule or regulation in order to repair and restore the Property to as nearly as possible the condition it was in immediately prior to such fire or other casualty or to such taking, as applicable;

         (ix) the Property and the use thereof after the Restoration will be in material compliance with, and permitted under, all applicable zoning laws, ordinances, rules and regulations (including, without limitation, all applicable Environmental Laws; and

         (x) each Major Lease in effect as of the date of the occurrence of such fire or other casualty shall remain in full force and effect during and after the completion of the Restoration without abatement of rent beyond the time required for Restoration.

         (d) The Net Proceeds held by Lender until disbursed in accordance with the provisions of this Section 5.3 shall constitute additional security for the Debt. The Net Proceeds other than the Net Proceeds paid under the Policy described in Subsection 5.1(a)(iv) shall be disbursed by Lender to, or as directed by, Borrower, in an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration less customary retainage from time to time during the course of the Restoration, not more frequently than once per month, upon receipt of evidence satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic's or materialmen's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Property arising out of the Restoration which have not either been fully bonded and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company insuring the lien of this Security Instrument. The Net Proceeds paid under the Policy described in Subsection 5.3(a)(iv) shall be disbursed by Lender to pay for debt service under the loan evidenced by the Note, to pay other expenses incurred by Borrower in connection with the ownership and operation of the Property, and the remainder thereof, to, or as directed by, Borrower to pay for the cost of the Restoration in accordance with this Section 5.3(d). Final payment of all remaining Net Proceeds shall be made after submission to Lender of all licenses, permits, certificates of occupancy and other required approvals of governmental authorization having jurisdiction and Casualty Consultant's (as defined below) certification that the Restoration has been fully completed.

         (e) Subject to the rights of Telcordia under the Telcordia Lease, so long as the Telcordia Lease remains in full force and effect, Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by Lender and an independent consulting engineer selected by Lender (the "Casualty Consultant"), such acceptance not to be unreasonably withheld or delayed. All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant's fees, shall be paid by Borrower.

         (f) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the reasonable opinion of Lender, be sufficient to pay in full the balance of the costs which are reasonably estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit or cause to be deposited the deficiency (the "Net Proceeds Deficiency") with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Section 5.3 shall constitute additional security for the Debt.

         (g) Except upon the occurrence and continuance of an Event of Default, Borrower shall settle any insurance claims with respect to the Net Proceeds which in the aggregate are less than the Restoration Threshold. Lender shall have the right to participate in and reasonably approve any settlement for insurance claims with respect to the Net Proceeds which in the aggregate are greater than the Restoration Threshold. If an Event of Default shall have occurred and be continuing, Borrower hereby irrevocably empowers Lender, in the name of Borrower as its true and lawful attorney-in-fact, to file and prosecute such claim and to collect and to make receipt for any such payment. If the Net Proceeds are received by Borrower and not required to be disbursed to Telcordia pursuant to the Telcordia Lease, such Net Proceeds shall, until the completion of the related work, be held in trust for Lender and shall be segregated from other funds of Borrower to be used to pay for the cost of the Restoration in accordance with the terms hereof.

            (h) The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after (i) the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 5.3, and (ii) the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full and all required permits, licenses, certificates of occupancy and other required approvals of governmental authorities having jurisdiction have been issued, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred and shall be continuing under the Note, this Agreement or any of the other Loan Documents.

            (i) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Subsection 5.3(g) shall be retained and applied by Lender toward the payment of the Debt without penalty or prepayment premium whether or not then due and payable in such order, priority and proportions as Lender in its discretion shall deem proper or, at the discretion of Lender, the same shall be paid, either in whole or in part, to Borrower. If Lender shall receive and retain Net Proceeds, the lien of the Mortgages shall be reduced only by the amount received and retained by Lender and actually applied by Lender in reduction of the Debt. Lender hereby agrees that Borrower may accept any rejectable offer by Telcordia to terminate the Telcordia Lease upon the occurrence of a Termination Event provided that simultaneously with payment of the Termination Amount, Borrower pays Lender, without prepayment premium or penalty, the remaining unpaid principal balance of the Note, together with unpaid interest accrued thereon.

            VI. RESERVE FUNDS

            SECTION 6.1 REQUIRED REPAIR FUNDS

            6.1.1 DEPOSIT OF REQUIRED REPAIR FUNDS. Borrower shall perform the repairs at the Property as set forth on Schedule II hereto (such repairs hereinafter referred to as "Required Repairs") and shall complete each of the Required Repairs on or before the respective deadline for each repair as set forth on Schedule II. On the Closing Date, Borrower shall deposit with Agent the amount set forth on such Schedule II hereto to perform the Required Repairs. Amounts deposited pursuant to this Section 6.1.1 are referred to herein as the "Required Repair Funds".

            6.1.2 RELEASE OF REQUIRED REPAIR FUNDS. Lender shall direct Agent to disburse to Borrower the Required Repair Funds within five (5) business days after satisfaction by Borrower of each of the following conditions: (a) Borrower shall submit a request for payment to Lender at least ten (10) days prior to the date on which Borrower requests such payment be made and specifies the Required Repairs to be paid, (b) on the date such request is received by Lender and on the date such payment is to be made, no Event of Default shall exist and remain uncured, (c) Lender shall have received a certificate from Borrower (i) stating that all Required Repairs to be funded by the requested disbursement have been completed in a good and workmanlike manner and in accordance with all applicable Legal Requirements, such certificate to be accompanied by a copy of any license, permit or other approval by any Governmental Authority required in connection with the Required Repairs, (ii) identifying each Person that supplied materials or labor in connection with the Required Repairs to be funded by the requested disbursement, and (iii) stating that each such Person has been paid in full or will be paid in full upon such disbursement, such certificate to be accompanied by lien waivers or other evidence of payment satisfactory to Lender, (d) at Lender's option, a title search for the Property indicating that the Property is free from all liens, claims and other encumbrances not previously approved by Lender, (e) at Lender's option, if the cost of the Required Repairs exceeds $75,000, Lender shall have received a report satisfactory to Lender in its reasonable discretion from an architect or engineer approved by Lender in respect of such architect or engineer's inspection of the required repairs, and (f) Lender shall have received such other evidence as Lender shall reasonably request that the Required Repairs to be funded by the requested disbursement have been completed and are paid for or will be paid upon such disbursement to Borrower. Lender shall not be required to disburse Required Repair Funds more frequently than once each calendar month, unless such requested disbursement is in an amount greater than the Minimum Disbursement Amount (or a lesser amount if the total Required Repair Funds is less than the Minimum Disbursement Amount, in which case only one disbursement of the amount remaining in the account shall be made).

            SECTION 6.2 TAX FUNDS.

            6.2.1 DEPOSITS OF TAX FUNDS. On the Closing Date, Borrower shall deposit with Agent the amount of 0.00 and No/100 Dollars and, pursuant to the Cash Management Agreement, there shall be deposited on each Monthly Payment Date an amount equal to one- twelfth of the Taxes that Lender estimates will be payable during the next ensuing twelve (12) months in order to accumulate sufficient funds to pay all such Taxes at least ten (10) days prior to their respective due dates. Amounts deposited pursuant to this Section 6.2.1 are referred to herein as the "Tax Funds". If at any time Lender reasonably determines that the Tax Funds will not be sufficient to pay the Taxes, Lender shall notify Borrower of such determination and the monthly deposits for Taxes shall be increased by the amount that Lender estimates is sufficient to make up the deficiency at least ten (10) days prior to the respective due dates for the Taxes; provided that if Borrower receives notice of any deficiency after the date that is ten (10) days prior to the date that Taxes are due, Borrower will deposit such amount within one (1) Business Day after its receipt of such notice. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing and then Borrower shall not be required to make monthly payments of Tax Funds.

            6.2.2 RELEASE OF TAX FUNDS. Lender shall have the right to apply the Tax Funds to payments of Taxes. In making any payment relating to Taxes, Lender may do so according to any bill, statement or estimate procured from the appropriate public office (with respect to Taxes) without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof. If the amount of the Tax Funds shall exceed the amounts due for Taxes, Lender shall, in its sole discretion, return any excess to Borrower or credit such excess against future payments to be made to the Tax Funds. Any Tax Funds remaining after the Debt has been paid in full or after all Events of Default shall have been cured shall be returned to Borrower.

            SECTION 6.3 INSURANCE FUNDS.

            6.3.1 DEPOSITS OF INSURANCE FUNDS. On the Closing Date, Borrower shall deposit with Agent the amount of 0.00 and No/100 Dollars and, pursuant to the Cash Management Agreement, there shall be deposited on each Monthly Payment Date an amount equal to one-twelfth of the Insurance Premiums that Lender estimates will be payable for the renewal of the coverage afforded by the Policies upon the expiration thereof in order to accumulate sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to the expiration of the Policies. Amounts deposited pursuant to this Section 6.3.1 are referred to herein as the "Insurance Funds". If at any time Lender reasonably determines that the Insurance Funds will not be sufficient to pay the Insurance Premiums, Lender shall notify Borrower of such determination and the monthly deposits for Insurance Premiums shall be increased by the amount that Lender estimates is sufficient to make up the deficiency at least thirty (30) days prior to expiration of the Policies. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing then Borrower shall not be required to make monthly payments of Insurance Funds.

            6.3.2 RELEASE OF INSURANCE FUNDS. Lender shall have the right to apply the Insurance Funds to payment of Insurance Premiums. In making any payment relating to Insurance Premiums, Lender may do so according to any bill, statement or estimate procured from the insurer or its agent, without inquiry into the accuracy of such bill, statement or estimate. If the amount of the Insurance Funds shall exceed the amounts due for Insurance Premiums, Lender shall, in its sole discretion, return any excess to Borrower or credit such excess against future payments to be made to the Insurance Funds. Any Insurance Funds remaining after the Debt has been paid in full or after all Events of Default shall have been cured shall be returned to Borrower.

            SECTION 6.4 CAPITAL EXPENDITURE FUNDS.

            6.4.1 DEPOSITS OF CAPITAL EXPENDITURE FUNDS. Borrower shall deposit with Lender on each Monthly Payment Date an amount equal to $0.00 for annual Capital Expenditures approved by Lender, which approval shall not be unreasonably withheld or delayed. Amounts deposited pursuant to this Section
6.4.1 are referred to herein as the "Capital Expenditure Funds". Lender may reassess its estimate of the amount necessary for capital expenditures from time to time and, and may require Borrower to increase the monthly deposits required pursuant to this Section 6.4.1 during the continuance of an Event of Default upon thirty (30) days notice to Borrower if Lender determines in its reasonable discretion that an increase is necessary to maintain proper operation of the Property. Any Capital Expenditure Funds remaining after the Debt has been paid in full or after all Events of Default shall have been cured shall be returned to Borrower.

            6.4.2 RELEASE OF CAPITAL EXPENDITURE FUNDS. (a) Lender shall direct Agent to disburse Capital Expenditure Funds only for Capital Expenditures.

            (b) Lender shall direct Agent to disburse to Borrower the Capital Expenditure Funds within five (5) business days after satisfaction by Borrower of each of the following conditions: (i) Borrower shall submit a request for payment to Lender at least ten (10) days prior to the date on which Borrower requests such payment be made and specifies the Capital Expenditures to be paid,
(ii) on the date such request is received by Lender and on the date such payment is to be made, no Event of Default shall exist and remain uncured, (iii) Lender shall have received a certificate from Borrower (A) stating that the items to be funded by the requested disbursement are Capital Expenditures, (B) stating that all Capital Expenditures at the Property to be funded by the requested disbursement have been completed in a good and workmanlike manner and in accordance with all applicable Legal Requirements, such certificate to be accompanied by a copy of any license, permit or other approval required by any Governmental Authority in connection with the Capital Expenditures, (C) identifying each Person that supplied materials or labor in connection with the Capital Expenditures to be funded by the requested disbursement, and (D) stating that each such Person has been paid in full or will be paid in full upon such disbursement, such certificate to be accompanied by lien waivers or other evidence of payment satisfactory to Lender, (iv) at Lender's option, a title search for the Property indicating that the Property is free from all Liens, claims and other encumbrances not previously approved by Lender, and (v) at Lender's option, if the cost of any individual Capital Expenditure exceeds $75,000, Lender shall have received a report satisfactory to Lender in its reasonable discretion from an architect or engineer approved by Lender in respect of such architect or engineer's inspection of the required repairs, and
(vi) Lender shall have received such other evidence as Lender shall reasonably request that the Capital Expenditures at the Property to be funded by the requested disbursement have been completed and are paid for or will be paid upon such disbursement to Borrower. Lender shall not be required to disburse Capital Expenditure Funds more frequently than once each calendar month, unless such requested disbursement is in an amount greater than the Minimum Disbursement Amount (or a lesser amount if the total amount of Capital Expenditure Funds is less than the Minimum Disbursement Amount, in which case only one disbursement of the amount remaining in the account shall be made).

            (c) Nothing in this Section 6.4.2 shall (i) make Lender responsible for making or completing the Capital Expenditures Work; (ii) require Lender to expend funds in addition to the Capital Expenditure Funds to complete any Capital Expenditures Work; (iii) obligate Lender to proceed with the Capital Expenditures Work; or (iv) obligate Lender to demand from Borrower additional sums to complete any Capital Expenditures Work.

            (d) Borrower shall permit Lender and Lender's agents and representatives (including, without limitation, Lender's engineer, architect, or inspector) or third parties to enter onto the Property during normal business hours (subject to the rights of Tenants under their Leases), upon reasonable advance notice to Borrower, to inspect the progress of any Capital Expenditures Work and all materials being used in connection therewith and to examine all plans and shop drawings relating to such Capital Expenditures Work. Borrower shall cause all contractors and subcontractors to cooperate with Lender or Lender's representatives or such other Persons described above in connection with inspections described in this Section 6.4.2(d).

            (e) If a disbursement will exceed $75,000, Lender may require an inspection of the Property at Borrower's expense prior to making a disbursement of Capital Expenditure Funds in order to verify completion of the Capital Expenditures Work for which reimbursement is sought. Lender may require that such inspection be conducted by an appropriate independent qualified professional selected by Lender and may require a certificate of completion by an independent qualified professional architect acceptable to Lender prior to the disbursement of Capital Expenditure Funds. Borrower shall pay the expense of the inspection as required hereunder, whether such inspection is conducted by Lender or by an independent qualified professional architect.

            (f) In addition to any insurance required under the Loan Documents, Borrower shall provide or cause to be provided workmen's compensation insurance, builder's risk, and public liability insurance and other insurance to the extent required under applicable law in connection with Capital Expenditures Work. All such policies shall be in form and amount reasonably satisfactory to Lender.

            SECTION 6.5 ROLLOVER FUNDS.

            6.5.1 DEPOSITS OF ROLLOVER FUNDS. Borrower shall deposit with Lender on each Monthly Payment Date the sum of $0.00, for tenant improvements and leasing commissions that may be incurred following the date hereof. Amounts deposited pursuant to this Section 6.5.1 are referred to herein as the "Rollover Funds".

            6.5.2 RELEASE OF ROLLOVER FUNDS. Lender shall direct Agent to disburse to Borrower the Rollover Funds within 5 business days after satisfaction by Borrower of each of the following conditions: (i) Borrower shall submit a request for payment to Lender at least ten (10) days prior to the date on which Borrower requests such payment be made and specifies the tenant improvement costs and leasing commissions to be paid, (ii) on the date such request is received by Lender and on the date such payment is to be made, no Event of Default shall exist and remain uncured, (iii) Lender shall have reviewed and approved the Lease in respect of which Borrower is obligated to pay or reimburse certain tenant improvement costs and leasing commissions, (iv) Lender shall have received and approved a budget for tenant improvement costs and a schedule of leasing commissions payments and the requested disbursement will be used to pay all or a portion of such costs and payments, (v) Lender shall have received a certificate from Borrower (A) stating that all tenant improvements at the Property to be funded by the requested disbursement have been completed in good and workmanlike manner and in accordance with all applicable federal, state and local laws, rules and regulations, such certificate to be accompanied by a copy of any license, permit or other approval by any Governmental Authority required in connection with such tenant improvements, (B) identifying each Person that supplied materials or labor in connection with the tenant improvements to be funded by the requested disbursement, and (C) stating that each such Person has been paid in full or will be paid in full upon such disbursement, such certificate to be accompanied by lien waivers or other evidence of payment satisfactory to Lender, (vi) at Lender's option, a title search for the Property indicating that the Property is free from all Liens, claims and other encumbrances not previously approved by Lender, and (vii) Lender shall have received such other evidence as Lender shall reasonably request that the tenant improvements at the Property to be funded by the requested disbursement have been completed and are paid for or will be paid upon such disbursement to

Borrower. Lender shall not be required to disburse Rollover Funds more frequently than once each calendar month, unless such requested disbursement is in an amount greater than the Minimum Disbursement Amount (or a lesser amount if the total amount of Rollover Funds is less than the Minimum Disbursement Amount, in which case only one disbursement of the amount remaining in the account shall be made).

            SECTION 6.6 INTENTIONALLY OMITTED.

            SECTION 6.7 APPLICATION OF RESERVE FUNDS.

            Upon the occurrence of an Event of Default, Lender, at its option, may withdraw the Reserve Funds and apply the Reserve Funds to the items for which the Reserve Funds were established or to payment of the Debt in such order, proportion and priority as Lender may determine in its sole discretion. Lender's right to withdraw and apply the Reserve Funds shall be in addition to all other rights and remedies provided to Lender under the Loan Documents.

            SECTION 6.8 SECURITY INTEREST IN RESERVE FUNDS.

            6.8.1 GRANT OF SECURITY INTEREST. Borrower shall be the owner of the Reserve Funds. Borrower hereby pledges, assigns and grants a security interest to Lender, as security for payment of the Debt and the performance of all other terms, conditions and covenants of the Loan Documents on Borrower's part to be paid and performed, in all of Borrower's right, title and interest in and to the Reserve Funds. The Reserve Funds shall be under the sole dominion and control of Lender.

            6.8.2 INCOME TAXES. Borrower shall report on its federal, state and local income tax returns all interest or income accrued on the Reserve Funds.

            6.8.3 PROHIBITION AGAINST FURTHER ENCUMBRANCE. Borrower shall not, without the prior consent of Lender, further pledge, assign or grant any security interest in the Reserve Funds or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.

            VII. MANAGEMENT

            The management of the Property shall be by: (a) Borrower or an entity affiliated with Borrower approved by Lender in its reasonable discretion for so long as Borrower or said affiliated entity is managing the Property in a manner comparable to similar properties; or (b) a professional property management company approved by Lender in its reasonable discretion; or (c) for so long as the Telcordia Lease or an Acceptable Replacement Lease is in full force and effect, by Telcordia or such Acceptable Replacement Tenant. Such management by an affiliated entity or a professional property management company shall be pursuant to a written agreement approved by Lender in its reasonable discretion. In no event shall any manager be removed or replaced or the terms of any management agreement modified or amended without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed. In the event of default hereunder or under any management contract then in effect, which default is not cured within any applicable grace or cure period, Lender shall have the right to immediately terminate, or to direct Borrower to immediately terminate, such management contract and to retain, or to direct Borrower to retain, a new management agent approved by Lender. All Rents generated by or derived from the Property shall first be utilized solely for current expenses directly attributable to the ownership and operation of the Property, including, without limitation, current expenses relating to Borrower's liabilities and obligations with respect to the Note, this Agreement and the other Loan Documents, and none of the Rents generated by or derived from the Property shall be diverted by Borrower and utilized for any other purpose unless all such current expenses attributable to the ownership and operation of the Property have been fully paid and satisfied.

            VIII. DUE ON SALE/ENCUMBRANCE

      SECTION 8.1 LENDER RELIANCE. Borrower acknowledges that Lender has examined and relied on the experience of Borrower and its officers, directors, general partners, members, principals and (if Borrower is a trust) beneficial owners, as applicable, in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property.

      SECTION 8.2 NO SALE/ENCUMBRANCE. Borrower agrees that Borrower shall not, without the prior written consent of Lender, sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any part thereof or any interest therein or any direct or indirect interest in Borrower or permit the Property or any part thereof or any interest therein or any direct or indirect interest in Borrower to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred, other than pursuant to Leases of space in the Improvements to tenants in accordance with the provisions of Section 4.1.9 hereof.

      SECTION 8.3 SALE/ENCUMBRANCE DEFINED.

            (a) A sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer within the meaning of this Article 8 shall be deemed to include, but not be limited to, (a) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (b) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (c) if Borrower, any Guarantor, or any general or limited partner or member of Borrower or any Guarantor is a corporation, any merger, consolidation or voluntary or involuntary sale, conveyance, transfer or pledge of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock in one or a series of transactions by which an aggregate of more than 10% of such corporation's stock shall be vested in a party or parties who are not now stockholders; (d) if Borrower or any Guarantor or any general or limited partner or member of Borrower or any Guarantor is a limited or general partnership or joint venture, the change, removal or resignation of a general partner or the transfer or pledge of the partnership interest of any general partner or any profits or proceeds relating to such partnership interest or the voluntary or involuntary sale, conveyance, transfer or pledge of limited partnership interests (or the limited partnership interests of any limited partnership directly or indirectly controlling such limited partnership by operation of law or otherwise); and (e) if Borrower or any Guarantor or any general or limited partner or member of Borrower or any Guarantor is a limited liability company, the change, removal or resignation of a managing member (or if no managing member, any member or non-member manager) or the transfer of the membership interest of a managing member (or if no managing member, any member) or any profits or proceeds relating to such membership interest or the voluntary or involuntary sale, conveyance, transfer or pledge of membership interests (or the membership interests of any limited liability company directly or indirectly controlling such limited liability company by operation of law or otherwise).

            (b) Notwithstanding the foregoing, so long as the Guarantor is Corporate Property Associates 12 Incorporated, Corporate Property Associates 14 Incorporated, Corporate Property Associates 15 Incorporated or an Affiliate (as defined in Section 6.5(b) hereof) (each, a "GUARANTOR"), the provisions of clauses (c), (d) and (e) in Section 8.3(a) above shall not apply to the Guarantor or any interest holder therein. Notwithstanding anything in this Agreement to the contrary, (i) the transfer of any direct or indirect interests in Borrower shall be permitted without the consent of Lender and without requiring receipt by Lender of confirmation in writing from the Rating Agencies that rate the Securities to the effect that such transfer will not result in a qualification, downgrade or withdrawal of any rating initially assigned or then currently assigned or to be assigned to the Securities, as applicable (and no fee or charge shall be required to be paid to Lender or any Rating Agency on account of any such transfer), so long as following such transfer, Carey Asset Management Corp. and/or any Affiliate responsible for the management and/or control of the Property and/or Borrower remains in legal, beneficial and actual control and management of the Property and/or Borrower, (ii) any involuntary transfer caused by the death of Borrower or any general partner, shareholder, joint venturer, member or beneficial owner of a trust shall not be an Event of Default under this Agreement so long as Borrower is reconstituted, if required, following such death and so long as those persons responsible for the control and/or management of the Property and/or Borrower remain unchanged as a result of such death, or any replacement control and/or management is approved in writing by Lender in each instance, (iii) gifts for estate planning purposes of any individual's interests in Borrower or in any of Borrower's general partners, members or joint venturers to the spouse or any lineal descendant of such individual, or to a trust for the benefit of any one or more of such individual, spouse or lineal descendant, shall not be an Event of Default under this Loan Agreement so long as Borrower is reconstituted, if required, following such gift and so long as those persons responsible for the control and/or management of the Property and/or Borrower remain unchanged following such gift, or any replacement control and/or management is approved in writing by Lender in each instance, (iv) the transfer of stock of any general partner, shareholder, joint venturer, member or beneficial owner of a trust stock in Borrower or any of its principals, including, without limitation, any Guarantor or any Indemnitor, from time to time on a recognized public exchange shall be freely transferable without the consent of Lender and without requiring receipt by Lender of confirmation in writing from the Rating Agencies that rate the Securities to the effect that such transfer will not result in a qualification, downgrade or withdrawal of any rating initially assigned or then currently assigned or to be assigned to the Securities, as applicable (and no fee or charge shall be required to be paid to Lender or any Rating Agency on account of any such transfer), and (v) the transfer of any direct or indirect interest of any general partner, shareholder, joint venturer, member or beneficial owner of a trust stock in Borrower or any of its principals, including, without limitation, any Guarantor or any Indemnitor, shall be permitted from time to time to any Affiliate without the consent of Lender and without requiring receipt by Lender of confirmation in writing from the Rating Agencies that rate the Securities or Participations to the effect that such transfer will not result in a qualification, downgrade or withdrawal of any rating initially assigned or then currently assigned or to be assigned to the Securities or Participations, as applicable (and no fee or charge shall be required to be paid to Lender or any Rating Agency on account of any such transfer), so long as following such transfer, Carey Asset Management Corp. and/or any Affiliate responsible for the management and/or control of the Property and/or Borrower remains in legal, beneficial and actual control and management of the Property and/or Borrower. By way of clarification, transfers of any direct or indirect ownership interests in Borrower or in any partner, shareholder or member of Borrower by Corporate Property Associates 16-Global Incorporated pursuant to a merger, consolidation, sale or any other transfer shall be permitted with or to any Affiliate without restriction and without the prior consent of Lender and without requiring receipt by Lender of confirmation in writing from the Rating Agencies that rate the Securities or Participations to the effect that such transfer will not result in a qualification, downgrade or withdrawal of any rating initially assigned or then currently assigned or to be assigned to the Securities or Participations, as applicable (and no fee or charge shall be required to be paid to Lender or any Rating Agency on account of any such transfer).

            (c) If, in connection with a transfer permitted or consented to by Lender pursuant to this Section 8.3, an Affiliate assumes the obligations of any Guarantor or any Indemnitor and such Affiliate has a net worth of at least $25,000,000 and shall execute, without any cost or expense to Lender, a new guaranty or indemnity agreement in form and substance substantially similar to the Environmental Indemnity and the Guaranty, then Lender shall release such Guarantor or Indemnitor from all obligations first arising under the Environmental Indemnity and the Guaranty after the closing of such transfer.

      SECTION 8.4 LENDER'S RIGHTS. Lender reserves the right to condition the consent required hereunder upon a modification of the terms hereof and on assumption of the Note, this Security Instrument and the other Loan Documents as so modified by the proposed transferee, payment of a transfer fee equal to one percent (1%) of the then outstanding principal balance of the Note, and all of Lender's expenses incurred in connection with such transfer, the approval by a Rating Agency of the proposed transferee, the proposed transferee's continued compliance with the covenants set forth in this Security Instrument, including, without limitation, the covenants in Section 3.1.24 of this Agreement or Lender's standard single purpose entity provisions for a loan of this size, or such other conditions as Lender shall determine in its sole discretion to be in the interest of Lender. All of Lender's expenses incurred shall be payable by Borrower whether or not Lender consents to the transfer. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower's sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property without Lender's consent. This provision shall apply to every sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property.

      SECTION 8.5 PERMITTED ONE TIME TRANSFER.

            8.5.1 (a) Notwithstanding the foregoing provisions of this Section, Lender shall not unreasonably withhold consent to the simultaneous sale, conveyance or transfer of the Property in its entirety on one occasion (a, "Sale") after the first anniversary of the first day of the first calendar month after the date hereof (or the date hereof if dated the first day of a calendar month) and with respect to such Sale, Lender shall not require a modification of the material economic terms hereof (other than a corresponding increase in Borrower's deposits into the Escrow Fund with respect to Taxes in the event such Sale results in an increase in the real property tax assessment by the applicable taxing authority), to any person or entity provided that each of the following terms and conditions are satisfied:

                  (a) no default after the expiration of notice or grace periods is then continuing hereunder, under the Note, the Security Instrument or under any of the other Loan Documents;

                  (b) Borrower gives Lender written notice of the terms of such prospective Sale not less than thirty (30) days before the date on which such Sale is scheduled to close and, concurrently therewith, gives Lender all such information concerning the proposed transferee of the Property (hereinafter, "BUYER") as Lender would reasonably require in evaluating an initial extension of credit to a borrower and pays to Lender a non-refundable application fee in the amount of $2,500.00. Lender shall have the right to approve or disapprove the proposed Buyer, such approval not to be unreasonably withheld or delayed. In determining whether to give or withhold its approval of the proposed Buyer, Lender shall consider the Buyer's experience and track record in owning and operating facilities similar to the Property, the Buyer's financial strength, the Buyer's general business standing and the Buyer's relationships and experience with contractors, vendors, tenants, lenders and other business entities; provided, however, that, notwithstanding Lender's agreement to consider the foregoing factors in determining whether to give or withhold such approval, such approval shall be given or withheld based on what Lender determines to be commercially reasonable and, if given, may be given subject to such conditions as Lender may deem reasonably appropriate;

                  (c) Borrower pays Lender, concurrently with the closing of such Sale, a non-refundable assumption fee in an amount equal to all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Lender in connection with the Sale plus an amount equal to one percent (1.0%) of the then outstanding principal balance of the Note. Borrower also pays, concurrently with the closing of such Sale, all costs and expenses of all third parties and Rating Agencies in connection with the Sale;

                  (d) Buyer assumes and agrees to pay the indebtedness secured hereby as and when due subject to the provisions of Article 11.22 hereof and, prior to or concurrently with the closing of such Sale, the Buyer executes, without any cost or expense to Lender, such documents and agreements as Lender shall reasonably require to evidence and effectuate said assumption;

                  (e) Borrower and the Buyer execute, without any cost or
            expense to Lender, new financing statements or financing statement amendments and any additional documents reasonably requested by Lender;

                  (f) Borrower delivers to Lender, without any cost or expense to Lender, such endorsements to Lender's title insurance policy, hazard insurance endorsements or certificates and other similar materials as Lender may reasonably deem necessary at the time of the Sale, all in form and substance reasonably satisfactory to Lender, including, without limitation, an endorsement or endorsements to Lender's title insurance policy insuring the lien of this Security Instrument insuring that fee simple title to the Property is vested in the Buyer;

                  (g) Buyer shall furnish, if the Buyer is a corporation,
            partnership or other entity, all appropriate papers evidencing the Buyer's capacity and good standing, and the qualification of the signers to execute the assumption of the indebtedness secured hereby, which papers shall include certified copies of all documents relating to the organization and formation of the Buyer and of the entities, if any, which are partners or members of the Buyer. The Buyer and such constituent partners, members or shareholders of Buyer (as the case may be), as Lender shall require, shall be single purpose, "bankruptcy remote" entities which satisfy the requirements of Section 3.1.24 of this Agreement and the requirements of the Rating Agencies, and whose formation documents shall be approved by counsel to Lender. An individual recommended by the Buyer and approved by Lender shall serve as an independent director of the Buyer (if the Buyer is a corporation) or the Buyer's corporate general partner or an independent member of, in Lender's discretion, manager, of Buyer if the Buyer is a limited liability company. The consent of such independent director shall be required for, among other things, any merger, consolidation, dissolution, bankruptcy or insolvency of the Buyer.

                  (h) Buyer shall assume the obligations of Borrower under any management agreements pertaining to the Property or assign to Lender as additional security any new management agreement entered into in connection with such Sale;

                  (i) Buyer shall furnish an opinion of counsel reasonably
            satisfactory to Lender and its counsel (A) that the Buyer's formation documents provide for the matters described in subparagraph (vii) above, (B) that the assumption of the indebtedness evidenced hereby has been duly authorized, executed and delivered, and that the Note, this Agreement, the Security Instrument, the assumption agreement and the other Loan Documents are valid, binding and enforceable against the Buyer in accordance with their terms, subject to general principles of equity and other customary qualifications, (C) that the Buyer and any entity which is a controlling stockholder, member or general partner of Buyer, have been duly organized, and are in existence and good standing, (D) if required by Lender, that the assets of the Buyer will not be consolidated with the assets of any other entity having an interest in, or affiliation with, the Buyer, in the event of bankruptcy or insolvency of any such entity, and (E) with respect to such other matters as Lender may reasonably request;

                  (j) Lender shall have received confirmation in writing from the Rating Agencies that rate the Securities or Participations (as defined in Article 9 of the Loan Agreement) to the effect that the Sale will not result in a qualification, downgrade or withdrawal of any rating initially assigned or then currently assigned or to be assigned to the Securities or Participations, as applicable;

                  (k) An affiliate of Buyer with a net worth (as determined by
            Lender) of not less than Twenty Five Million Dollars ($25,000,000) shall have assumed, from and after the date of such Sale, all of the obligations of Guarantor under the Environmental Indemnity and the Guaranty pursuant to such documents and agreements as Lender shall reasonably require to evidence and effectuate such assumption and thereafter Guarantor shall be released from all liabilities and obligations under the Environmental indemnity and the Guaranty arising from matters first occurring from and after the date of such Sale; and

                  (l) Borrower's obligations under the contract of sale pursuant to which the Sale is proposed to occur shall expressly be subject to the satisfaction of the terms and conditions of this Section 8.5.

            8.5.2 Notwithstanding the foregoing provision of this Section, Borrower shall be permitted, after the first anniversary of the first day of the first calendar month after the date hereof (or the date hereof if dated the first day of a calendar month), to transfer or convey on up to two (2) occasions all or a part of its interests in all of the Individual Properties to any Affiliate (hereinafter defined) whose key principal's (the "KEY PRINCIPAL") net worth as determined by Lender shall be not less than Twenty Five Million Dollars ($25,000,0000) without the approval or consent of Lender, any Rating Agency or any investors in the Loan and without payment of the one percent (1%) transfer fee and no additional fee shall be required to paid to any Rating Agency or Investor on account of such transfer (but with payment of all out-of-pocket expenses, including without limitation, reasonable attorney's fees, incurred by Lender in connection with the transfer and all costs and expenses of all third parties and Rating Agencies in connection with the Sale) so long as the terms and conditions set forth in Sections 8.5.1(a), (d), (e), (f), (g), (h), (i) and
(j) are satisfied. Borrower shall, not less than thirty (30) days before any such transfer, deliver to Lender written notice of such transfer which notice shall (i) describe the proposed transfer in reasonable detail, (ii) include evidence reasonably satisfactory to Lender that the proposed transferee is an Affiliate of Borrower and that such Key Principal has a net worth of not less than Twenty Five Million Dollars ($25,000,000), and (iii) include evidence reasonably satisfactory to Lender that the applicable provisions of Section 8.5 hereof have been satisfied. In connection with any such transfer to an Affiliate, Key Principal shall assume, from and after the date of such transfer, all of the obligations of Guarantor under the Environmental Indemnity and the Guaranty pursuant to such documents and agreements as Lender shall reasonably require to evidence and effectuate such assumption and thereafter Guarantor shall be released from all liabilities and obligations under the Environmental Indemnity and the Guaranty arising from matters first occurring from and after the date of such transfer. As used herein, the term "AFFILIATE" shall mean an entity which controls, is controlled by or is under common control with Borrower, Corporate Property Associates 12 Incorporated, Corporate Property Associates 14 Incorporated, Corporate Property Associates 15 Incorporated, CPA Acquisitions Incorporated, Guarantor or W.P. Carey & Co. LLC.

      8.5.3 In the event of a transfer pursuant to this Article 8.5, any successor guarantor whose ownership interests are publicly held and which is approved by Lender, or deemed approved by Lender pursuant to Section 8.5(b), shall have the benefit of Section 8.3(b) and 8.3(c), as may be amended based on the affiliates of said successor guarantor.

            IX. SALE AND SECURITIZATION OF MORTGAGE

            SECTION 9.1 SALE OF MORTGAGE AND SECURITIZATION.

            (a) Lender shall have the right (i) to sell or otherwise transfer the Loan or any portion thereof as a whole loan, (ii) to sell participation interests in the Loan or (iii) to securitize the Loan or any portion thereof in a single asset securitization or a pooled loan securitization. (The transaction referred to in clauses (i), (ii) and (iii) shall hereinafter be referred to collectively as "Secondary Market Transactions" and the transactions referred to in clause (iii) shall hereinafter be referred to as a "Securitization". Any certificates, notes or other securities issued in connection with a Securitization are hereinafter referred to as "Securities").

            (b) If requested by Lender, Borrower shall, at no expense to Borrower (except to the extent otherwise made the obligation of Borrower pursuant to a separate provision of this Agreement and/or the other Loan Documents), assist Lender in satisfying the market standards to which Lender customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with any Secondary Market Transactions, including, without limitation, to:

            (i) (A) provide updated financial and other information with respect to the Property, the business operated at the Property, Borrower, and (B) provide updated budgets relating to the Property;

            (ii) provide opinions of counsel, which may be relied upon by Lender, the Rating Agencies and their respective counsel, agents and representatives, as to non-consolidation, fraudulent conveyance, and true sale or any other opinion customary in Secondary Market Transactions or required by the Rating Agencies with respect to the Property and Borrower and Affiliates, which counsel and opinions shall be satisfactory to Lender and the Rating Agencies;

            (iii) provide updated, as of the closing date of the Secondary Market Transaction, representations and warranties made in the Loan Documents and such additional representations and warranties as the Rating Agencies may reasonably require; and

            (iv) execute amendments to the Loan Documents reasonably requested by Lender; provided, however, that Borrower shall not be required to modify or amend any Loan Document if such modification or amendment would (A) change the interest rate, the stated maturity or the amortization of principal as set forth herein or in the Note, or (B) modify or amend any other material economic term of the Loan.

            (c) If requested by Lender, Borrower shall provide Lender with the following financial statements (it being understood that Lender shall request
(i) full financial statements if it anticipates that the principal amount of the Loan at the time of Securitization equals or exceeds 20% of the aggregate principal amount of all mortgage loans included in the Securitization and (ii) summaries of such financial statements if the principal amount of the Loan at any such time equals or exceeds 10% of such aggregate principal amount):

            (i) As of the Closing Date, a balance sheet with respect to the Property, meeting the requirements of Section 210.3-01 of Regulation S-X of the Securities Act and statements of income and statements of cash flows with respect to the Property, meeting the requirements of Section 210.3-02 of Regulation S-X, provided that such balance sheet need not be audited, and, to the extent that such balance sheet is more than 135 days old as of the Closing Date, interim financial statements of the Property meeting the requirements of
Section 210.3-01 and 210.3-02 of Regulation S-X (all of such financial statements, collectively, the "Standard Statements"); provided, however, that if the Property would be deemed to constitute a business and not real estate under Regulation S-X that has been acquired by Borrower from an unaffiliated third party, as to which the other conditions set forth in Section 210.3-05 of Regulation S-X for provision of financial statements in accordance with such Section have been met, at Lender's election in lieu of or in addition to the Standard Statements otherwise required by this Section 9.1(c)(i), Borrower shall instead provide the financial statements required by such Section 210.3-05 of Regulation S-X ("Acquired Property Statements").

            (ii) Not later than 30 days after the end of each fiscal quarter following the Closing Date, a balance sheet of the Property as of the end of such fiscal quarter, meeting the requirements of Section 210.3-01 of Regulation S-X, provided that such balance sheet need not be audited, and statements of income and statements of cash flows of the Property for the period commencing on the day following the last day of the most recent Fiscal Year and ending on the date of such balance sheet and for the corresponding period of the most recent Fiscal Year, meeting the requirements of Section 210.3-02 of Regulation S-X (provided, that if for such corresponding period of the most recent Fiscal Year Acquired Property Statements were permitted to be provided hereunder pursuant to paragraph (i) above, Borrower shall instead provide Acquired Property Statements for such corresponding period). If requested by Lender, Borrower shall also provide "summarized financial information," as defined in Section 210.1-02(bb) of Regulation S-X, with respect to such quarterly financial statements.

            (iii) Not later than 90 days after the end of each Fiscal Year following the Closing Date, a balance sheet of the Property as of the end of such Fiscal Year, meeting the requirements of Section 210.3-01 of Regulation S-X, provided that such balance sheet need not be audited, and statements of income and statements of cash flows of the Property for such Fiscal Year, meeting the requirements of Section 210.3-02 of Regulation S-X provided that such statements need not be audited. If requested by Lender, Borrower shall provide summarized financial information with respect to such annual financial statements.

            (iv) Upon 20 Business Days after notice from Lender in connection with the Securitization of this Loan, such additional financial statements, such that, as of the date (each a "Disclosure Document Date") of each Disclosure Document, Borrower shall have provided Lender with all financial statements as described in paragraph (i) above; provided that the Fiscal Year and interim periods for which such financial statements shall be provided shall be determined as of such Disclosure Document Date, provided that such statements need not be audited.

            (v) In the event Lender determines, in connection with a Securitization, that the financial statements required in order to comply with Regulation S-X or Legal Requirements are other than as provided herein, then notwithstanding the provisions of this Section, Lender may request, and Borrower shall promptly provide, such combination of Acquired Property Statements and/or Standard Statements as may be necessary for such compliance.

            (vi) Any other or additional financial statements, or financial, statistical or operating information, as shall be required pursuant to Regulation S-X (provided that such statements and information need not be audited) or other Legal Requirements in connection with any Disclosure Document or any filing under or pursuant to the Exchange Act in connection with or relating to a Securitization (hereinafter an "Exchange Act Filing") or as shall otherwise be reasonably requested by Lender to meet disclosure, rating agency or marketing requirements.

All financial statements provided by Borrower pursuant to this Section 9.1 (c) shall be prepared in accordance with GAAP, and shall meet the requirements of Regulation S-X (provided that such statements need not be audited) and other applicable Legal Requirements. All financial statements of Guarantor relating to a Fiscal Year shall be audited by the independent accountants in accordance with generally accepted auditing standards, Regulation S-X and all other applicable Legal Requirements, shall be accompanied by the manually executed report of the independent accountants thereon, which report shall meet the requirements of Regulation S-X and all other applicable Legal Requirements, and shall be further accompanied by a manually executed written consent of the independent accountants, in form and substance acceptable to Lender, to the inclusion of such financial statements in any Disclosure Document and any Exchange Act Filing and to the use of the name of such independent accountants and the reference to such independent accountants as "experts" in any Disclosure Document and Exchange Act Filing, all of which shall be provided at the same time as the related financial statements are required to be provided. All other financial statements shall be certified by the chief financial officer of Borrower, which certification shall state that such financial statements meet the requirements set forth in the first sentence of this paragraph.

            SECTION 9.2 SECURITIZATION INDEMNIFICATION.

            (a) Borrower agrees that information provided to Lender by Borrower and its agents, counsel and representatives may be included in disclosure documents in connection with the Securitization, including, without limitation, an offering circular, a prospectus, prospectus supplement, private placement memorandum or other offering document (each, an "Disclosure Document") and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and may be made available to investors or prospective investors in the Securities, the Rating Agencies, and service providers relating to the Securitization.

            (b) Borrower shall provide in connection with each of (i) a preliminary and a final private placement memorandum or (ii) a preliminary and final prospectus or prospectus supplement, as applicable, an agreement (A) certifying that Borrower has examined all relevant portions of such Disclosure Documents specified by Lender and that to Borrower's knowledge each such Disclosure Document, as it relates to Borrower, Borrower Affiliates and the Property does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, (B) indemnifying Lender (and for purposes of this Section 9.2, Lender hereunder shall include its officers and directors), the Affiliate of Morgan Stanley & Co. ("Morgan Stanley") that has filed the registration statement relating to the Securitization (the "Registration Statement"), each of its directors, each of its officers who have signed the Registration Statement and each Person that controls the Affiliate within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act (collectively, the "Morgan Stanley Group") , and Morgan Stanley, and any other placement agent or underwriter with respect to the Securitization, each of their respective directors and each Person who controls Morgan Stanley or any other placement agent or underwriter within the meaning of
Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the "Underwriter Group") for any losses, claims, damages or liabilities (collectively, the "Liabilities") to which Lender, the Morgan Stanley Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon any untrue statement of any material fact contained in such sections or arise out of or are based upon the omission to state therein a material fact related to Borrower required to be stated in such sections or necessary in order to make the statements in such sections, in light of the circumstances under which they were made, not misleading and (C) agreeing to reimburse Lender, the Morgan Stanley Group and/or the Underwriter Group for any reasonable legal or other expenses reasonably incurred by Lender, the Morgan Stanley Group and the Underwriter Group in connection with investigating or defending the Liabilities; provided, however, that Borrower will be liable in any such case under clauses (B) or (C) above only to the extent that any such loss claim, damage or liability arises out of or is based upon any such untrue statement or omission made therein in reliance upon and in conformity with information furnished to Lender by or on behalf of Borrower in connection with the preparation of the Disclosure Document or in connection with the underwriting or closing of the Loan, including, without limitation, financial statements of Borrower, operating statements and rent rolls with respect to the Property. This indemnity agreement will be in addition to any liability which Borrower may otherwise have.

            (c) In connection with Exchange Act Filings, Borrower shall (i) indemnify Lender, the Morgan Stanley Group and the Underwriter Group for Liabilities to which Lender, the Morgan Stanley Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon the omission or alleged omission to state in the Disclosure Document a material fact required to be stated in the Disclosure Document in order to make the statements in the Disclosure Document, in light of the circumstances under which they were made, not misleading and (ii) reimburse Lender, the Morgan Stanley Group or the Underwriter Group for any legal or other expenses reasonably incurred by Lender, the Morgan Stanley Group or the Underwriter Group in connection with defending or investigating the Liabilities. Notwithstanding anything to the contrary in this Section 9.2, Borrower shall not be liable under any provision of this
Section 9.2 to the extent that any Liabilities arise from or relate to omissions, errors or untrue statements which Borrower identified in writing to Lender or the Underwriter Group and remain uncorrected or as to which Lender or Underwriter Group had actual knowledge of such omission, error or untrue statement, or which arise as a result of Lender's gross negligence or willful misconduct.

            (d) Promptly after receipt by an indemnified party under this
Section 9.2 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9.2, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent (that failure to notify causes prejudice to the indemnifying party. In the event that any action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party under this Section 9.2, such indemnified party shall pay for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party at the cost of the indemnifying party. The indemnifying party shall not be liable for the expenses of more than one separate counsel unless an indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to another indemnified party.

            (e) Intentionally omitted.

            (f) The liabilities and obligations of both Borrower and Lender under this Section 9.2 shall survive the termination of this Agreement and the satisfaction and discharge of the Debt.

            SECTION 9.3 INTENTIONALLY OMITTED.

            X. DEFAULTS

            SECTION 10.1 EVENT OF DEFAULT.

            (a) Each of the following events shall constitute an event of default hereunder (an "Event of Default"):

            (i) if (A) any monthly installment of principal and/or interest due under the Note or any amount required to be deposited into the Reserve Funds or the payment due on the Maturity Date is not paid when due or (B) any other portion of the Debt is not paid when due and such non-payment referred to under this clause (B) continues for five (5) days following notice to Borrower that the same is due and payable;

            (ii) if any of the Taxes or Other Charges required to be paid by Borrower pursuant to the terms hereof are not paid prior to delinquency, penalty or other accrual of default interest for any reason other than a failure by Lender to pay the such Taxes or Other Charges to the extent such amounts have been deposited with Lender;

            (iii) if the Policies are not kept in full force and effect for any reason other than a failure by Lender to pay the premiums for such Policies to the extent such amounts have been deposited with Lender, or if the Policies are not delivered to Lender within ten (10) Business Days of Lender's request;

            (iv) if Borrower breaches or permits or suffers a breach of
Article 6 of the Mortgage;

            (v) if any representation or warranty made by Borrower herein or in any other Loan Document, or in any report, certificate, financial statement or other instrument, agreement or document furnished to Lender by or on behalf of Borrower shall have been false or misleading in any material respect as of the date the representation or warranty was made and such false or misleading representation or warranty continues to be material;

            (vi) if Borrower or Guarantor shall make an assignment for the benefit of creditors;

            (vii) if a receiver, liquidator or trustee shall be appointed for Borrower or Guarantor or if Borrower or Guarantor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or taken any action indicating acquiescence in by, Borrower or Guarantor, or if any proceeding for the dissolution or liquidation of Borrower or Guarantor shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower or Guarantor, upon the same not being discharged, stayed or dismissed within 90 days;

            (viii) if the Property becomes subject to any mechanic's, materialman's or other Lien other than a Lien for local real estate taxes and assessments not then due and payable and the Lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of 60 days after Borrower receives notice of such Lien;

            (ix) if Borrower attempts to assign its rights under this Agreement or any of the other Loan Documents or any interest herein or therein in contravention of the Loan Documents;

            (x) if any of the factual assumptions contained in the Insolvency Opinion, or in any other non-consolidation opinion delivered to Lender in connection with the Loan, or in any other non-consolidation delivered subsequent to the closing of the Loan, is or shall become untrue in any material respect;

            (xi) if Borrower breaches any representation, warranty or covenant contained in Section 3.1.24 hereof;

            (xii) If Borrower fails to comply with the covenants as to Prescribed Laws set forth in Section 4.1.1 hereof;

            (xiii) if Borrower breaches any of the negative covenants contained in Section 4.2.12 hereof or acts or neglects to act in such a manner as to be considered a default under the Operating Agreements.

            (xiv) if Guarantor breaches in any material respect any covenant, warranty or representation contained in the Guaranty;

            (xv) if Borrower shall continue to be in Default under any of the other terms, covenants or conditions of this Agreement not specified in subsections (i) to (xiv) above, for ten (10) days after notice to Borrower from Lender, in the case of any Default which can be cured by the payment of a sum of money, or for thirty (30) days after notice from Lender in the case of any other Default; provided, however, that if such non-monetary Default is susceptible of cure but cannot reasonably be cured within such 30-day period and provided further that Borrower shall have commenced to cure such Default within such 30-day period and thereafter diligently and expeditiously proceeds to cure the same, such 30-day period shall be extended for such time as is reasonably necessary for Borrower in the exercise of due diligence to cure such Default, such additional period not to exceed 105 days; or

            (xvi) if there shall be default under any of the other Loan Documents beyond any applicable cure periods contained in such Loan Documents, whether as to Borrower or the Property, or if any other such event shall occur or condition shall exist, if the effect of such event or condition is to accelerate the maturity of any portion of the Debt or to permit Lender to accelerate the maturity of all or any portion of the Debt.

            (b) Upon the occurrence of an Event of Default (other than an Event of Default described in clauses (vi), (vii) or (viii) above) and at any time thereafter Lender may, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents or at law or in equity, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, without limitation, declaring the Debt to be immediately due and payable, and Lender may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrower and the Property, including, without limitation, all rights or remedies available at law or in equity; and upon any Event of Default described in clauses (vi), (vii) or (viii) above, the Debt and all other obligations of Borrower hereunder and under the other Loan Documents shall immediately and automatically become due and payable, without notice or demand, and Borrower hereby expressly waives any such notice or demand, anything contained herein or in any other Loan Document to the contrary notwithstanding.

            SECTION 10.2 REMEDIES.

            (a) During the continuance of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under this Agreement or any of the other Loan Documents executed and delivered by, or applicable to, Borrower or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to the Property. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, if an Event of Default is continuing (i) Lender is not subject to any "one action" or "election of remedies" law or rule, and (ii) all liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies against the Property and the Mortgage has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Debt or the Debt has been paid in full.

            (b) Lender shall have the right from time to time to partially foreclose the Mortgage in any manner and for any amounts secured by the Mortgage then due and payable as determined by Lender in its sole discretion including, without limitation, the following circumstances: (i) in the event Borrower defaults beyond any applicable grace period in the payment of one or more scheduled payments of principal and interest, Lender may foreclose the Mortgage to recover such delinquent payments, or (ii) in the event Lender elects to accelerate less than the entire outstanding principal balance of the Loan, Lender may foreclose the Mortgage to recover so much of the principal balance of the Loan as Lender may accelerate and such other sums secured by the Mortgage as Lender may elect. Notwithstanding one or more partial foreclosures, the Property shall remain subject to the Mortgage to secure payment of sums secured by the Mortgage and not previously recovered.

            (c) Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents (the "Severed Loan Documents") in such denominations as Lender shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder. Borrower shall execute and deliver to Lender from time to time, promptly after the request of

Lender, a severance agreement and such other documents as Lender shall request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender. Borrower hereby absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect the aforesaid severance, Borrower ratifying all that its said attorney shall do by virtue thereof; provided, however, Lender shall not make or execute any such documents under such power until three (3) business days after notice has been given to Borrower by Lender of Lender's intent to exercise its rights under such power. The Severed Loan Documents shall not contain any representations, warranties or covenants not contained in the Loan Documents and any such representations and warranties contained in the Severed Loan Documents will be given by Borrower only as of the Closing Date.

            (d) Any amounts recovered from the Property or any other collateral for the Loan during the continuance of an Event of Default may be applied by Lender toward the payment of any interest and/or principal of the Loan and/or any other amounts due under the Loan Documents in such order, priority and proportions as Lender in its sole discretion shall determine.

            SECTION 10.3 RIGHT TO CURE DEFAULTS.

            Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder or being deemed to have cured any Event of Default hereunder, make, do or perform any obligation of Borrower hereunder in such manner and to such extent as Lender may deem necessary. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property for such purposes, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 10.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any action or proceeding shall bear interest at the Default Rate, for the period after such cost or expense was incurred into the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by the liens, claims and security interests provided to Lender under the Loan Documents and shall be immediately due and payable upon demand by Lender therefore.

            SECTION 10.4 REMEDIES CUMULATIVE.

            The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default with respect to Borrower shall not be construed to be a waiver of any subsequent Default or Event of Default by Borrower or to impair any remedy, right or power consequent thereon.

            XI. MISCELLANEOUS

            SECTION 11.1 SUCCESSORS AND ASSIGNS.

            All covenants, promises and agreements in this Agreement, by or on behalf of Borrower, shall inure to the benefit of the legal representatives, successors and assigns of Lender.

            SECTION 11.2 LENDER'S DISCRETION.

            Whenever pursuant to this Agreement Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall, absent manifest error, except as is otherwise specifically herein provided, be in the sole discretion of Lender and shall be final and conclusive. Prior to a Securitization, whenever pursuant to this Agreement the Rating Agencies are given any right to approve or disapprove, or any arrangement or term is to be satisfactory to the Rating Agencies, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory, based upon Lender's determination of Rating Agency criteria, shall be substituted therefore.

            SECTION 11.3 GOVERNING LAW.

            (A) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIEN AND SECURITY INTEREST CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE

CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

      (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT:

                        TELC (NJ) QRS 16-30, INC.
                        C/O W.P. CAREY CO. LLC
                        50 ROCKEFELLER PLAZA
                        SECOND FLOOR
                        NEW YORK, NEW YORK 10020
                        ATTENTION: DIRECTOR, ASSET MANAGEMENT

                        WITH A COPY TO:

                        REED SMITH LLP
                        2500 ONE LIBERTY PLACE
                        PHILADELPHIA, PA 19103
                        ATTENTION: CHAIRMAN, REAL ESTATE DEPARTMENT

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE

AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

            SECTION 11.4 MODIFICATION, WAIVER IN WRITING.

            No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

            SECTION 11.5 DELAY NOT A WAIVER.

            Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under any other Loan Document, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount. Lender shall have the right to waive or reduce any time periods that Lender is entitled to under the Loan Documents in its sole and absolute discretion.

            SECTION 11.6 NOTICES.

            All notices, demands, requests, consents, approvals or other communications (any of the foregoing, a "Notice") required, permitted, or desired to be given hereunder shall be in writing sent by telefax (with answer back acknowledged) or by registered or certified mail, postage prepaid, return receipt requested, or delivered by hand or reputable overnight courier addressed to the party to be so notified at its address hereinafter set forth, or to such other address as such party may hereafter specify in accordance with the provisions of this Section 11.6. Any Notice shall be deemed to have been received: (a) three (3) days after the date such Notice is mailed, (b) on the date of sending by telefax if sent during business hours on a Business Day (otherwise on the next Business Day), (c) on the date of delivery by hand if delivered during business hours on a Business Day (otherwise on the next Business Day), and (d) on the next Business Day if sent by an overnight commercial courier, in each case addressed to the parties as follows:

            If to Lender:           Morgan Stanley Mortgage Capital Inc.
                                    1221 Avenue of the Americas, 27th Floor
                                    New York, New York 10020
                                    Attention: Stephen Holmes
                                    Facsimile No. (212) 762-9495

            with a copy to:         Morgan Stanley Mortgage Capital Inc.
                                    c/o ARCap Servicing, Inc.,
                                    5605 N. MacArthur Boulevard
                                    Suite 950, LB 26
                                    Irving, Texas 75038

            with a copy to:         Paul, Hastings, Janofsky & Walker LLP
                                    515 S. Flower Street, 25th Floor
                                    Los Angeles, California 90071
                                    Attention: Margaret Frick Bertisch, Esq.
                                    Facsimile No.(213) 627-0705

            If to Borrower:         TELC (NJ) QRS 16-30, INC.
                                    c/o W.P. Carey & Co LLC
                                    50 Rockefeller Plaza
                                    Second Floor
                                    New York, NY 10020
                                    Attention: Director, Asset Management
                                    Facsimile No.: (212) 492-8922

            with a copy to:         Reed Smith LLP
                                    2500 One Liberty Place
                                    Philadelphia, PA 19103
                                    Attention: Chairman, Real Estate Department
                                    Facsimile No.: (215) 851-1420

            SECTION 11.7 TRIAL BY JURY.

            BORROWER AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

            SECTION 11.8 HEADINGS.

            The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

            SECTION 11.9 SEVERABILITY.

            Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

            SECTION 11.10 PREFERENCES.

            Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder consistent with the terms and provisions hereof and the other Loan Documents. To the extent Borrower makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

            SECTION 11.11 WAIVER OF NOTICE.

            Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents do not specifically and expressly provide for the giving of notice by Lender to Borrower.

            SECTION 11.12 REMEDIES OF BORROWER.

            In the event that a claim or adjudication is made that Lender or its agents have acted unreasonably or unreasonably delayed acting in any case where, by law or under this Agreement or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, neither Lender nor its agents shall be liable for any monetary damages, and Borrower's sole remedy shall be limited to commencing an action seeking injunctive relief or declaratory judgment. Any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

            SECTION 11.13 EXPENSES; INDEMNITY.

            (a) Except as expressly provided herein, Borrower shall pay or, if Borrower fails to pay, reimburse Lender upon receipt of notice from Lender, for all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in connection with (i) Borrower's ongoing performance of and compliance with Borrower's agreements and covenants contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date, including, without limitation, confirming compliance with environmental and insurance requirements; (ii) Lender's ongoing performance of and compliance with all agreements and covenants contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date; (iii) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters requested by Borrower; (iv) the filing and recording fees and expenses, title insurance and reasonable fees and expenses of counsel for providing to Lender all required legal opinions, and other similar expenses incurred, in creating and perfecting the Liens in favor of Lender pursuant to this Agreement and the other Loan Documents; (v) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation or otherwise, in each case against, under or affecting Borrower, this Agreement, the other Loan Documents, the Property, or any other security given for the Loan; and (vi) enforcing any obligations of or collecting any payments due from Borrower under this Agreement, the other Loan Documents or with respect to the Property or in connection with any "special servicing" of the Loan or any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings; provided, however, that Borrower shall not be liable for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of Lender. Any costs due and payable to Lender may be paid to Lender pursuant to the Cash Management Agreement.

            (b) Borrower shall indemnify, defend and hold harmless Lender and its officers, directors, agents, employees (and the successors and assigns of the foregoing) (the "Lender Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for the Lender Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not the Lender Indemnitees shall be designated a party thereto), that may be imposed on, incurred by, or asserted against the Lender Indemnitees in any manner relating to or arising out of (i) any breach by Borrower of its obligations under, or any material misrepresentation by Borrower contained in, this Agreement or the other Loan Documents, or (ii) the use or intended use of the proceeds of the Loan (collectively, the "Indemnified Liabilities"); provided, however, that Borrower shall not have any obligation to the Lender Indemnitees hereunder to the extent that such Indemnified Liabilities arise from the gross negligence, illegal acts, fraud or willful misconduct of the Lender Indemnitees. To the extent that the undertaking to indemnify, defend and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall pay the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Lender Indemnitees.

            SECTION 11.14 SCHEDULES INCORPORATED.

            The Schedules annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

            SECTION 11.15 OFFSETS, COUNTERCLAIMS AND DEFENSES.

            Any assignee of Lender's interest in and to this Agreement and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to such documents which Borrower may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

            SECTION 11.16 NO JOINT VENTURE OR PARTNERSHIP; NO THIRD PARTY
                          BENEFICIARIES.

            (a) Borrower and Lender intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Property other than that of mortgagee, beneficiary or lender.

            (b) This Agreement and the other Loan Documents are solely for the benefit of Lender and Borrower and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than Lender and Borrower any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender if, in Lender's sole discretion, Lender deems it advisable or desirable to do so.

            SECTION 11.17 PUBLICITY.

            All news releases, publicity or advertising by Borrower or its Affiliates through any media intended to reach the general public which refers to the Loan Documents or the financing evidenced by the Loan Documents, to Lender, Morgan Stanley Mortgage Capital Inc., or any of their Affiliates shall be subject to the prior approval of Lender.

            SECTION 11.18 WAIVER OF MARSHALLING OF ASSETS.

            To the fullest extent permitted by law, Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Borrower, Borrower's partners and others with interests in Borrower, and of the Property, and shall not assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Property for the collection of the Debt without any prior or different resort for collection or of the right of Lender to the payment of the Debt out of the net proceeds of the Property in preference to every other claimant whatsoever.

            SECTION 11.19 WAIVER OF OFFSETS/DEFENSES/COUNTERCLAIMS.

            Borrower hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents or otherwise to offset any obligations to make the payments required by the Loan Documents. No failure by Lender to perform any of its obligations hereunder shall be a valid defense to, or result in any offset against, any payments which Borrower is obligated to make under any of the Loan Documents.

            SECTION 11.20 CONFLICT; CONSTRUCTION OF DOCUMENTS; RELIANCE.

            In the event of any conflict between the provisions of this Agreement and any of the other Loan Documents, the provisions of this Agreement shall control. The parties hereto acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of the Loan Documents and that such Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same. Borrower acknowledges that, with respect to the Loan, Borrower shall rely solely on its own judgment and advisors in entering into the Loan without relying in any manner on any statements, representations or recommendations of Lender or any parent, subsidiary or Affiliate of Lender. Lender shall not be subject to any limitation whatsoever in the exercise of any rights or remedies available to it under any of the Loan Documents or any other agreements or instruments which govern the Loan by virtue of the ownership by it or any parent, subsidiary or Affiliate of Lender of any equity interest any of them may acquire in Borrower, and Borrower hereby irrevocably waives the right to raise any defense or take any action on the basis of the foregoing with respect to Lender's exercise of any such rights or remedies. Borrower acknowledges that Lender engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of Borrower or its Affiliates.

            SECTION 11.21 BROKERS AND FINANCIAL ADVISORS.

            Borrower hereby represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement with the exception of Ridgefield Financial. Borrower shall indemnify, defend and hold Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind (including Lender's attorneys' fees and expenses) in any way relating to or arising from a claim by any Person that such Person acted on behalf of Borrower or Lender in connection with the transactions contemplated herein. The provisions of this Section 11.21 shall survive the expiration and termination of this Agreement and the payment of the Debt.

            SECTION 11.22 EXCULPATION.

            Subject to the qualifications below, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in the Note, this Agreement, the Mortgage or the other Loan Documents by any action or proceeding wherein a money judgment or any deficiency judgment or other judgment establishing personal liability shall be sought against Borrower or any principal, director, officer, employee, beneficiary, shareholder, partner, member, trustee, agent, or affiliate of Borrower or any legal representatives, successors or assigns of any of the foregoing (collectively, the "Exculpated Parties"), except that Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon its interest under the Note, this Agreement, the Mortgage and the other Loan Documents, or in the Property, the Rents, or any other collateral given to Lender pursuant to the Loan Documents; provided, however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender, and Lender, by accepting the Note, this Agreement, the Mortgage and the other Loan Documents, shall not sue for, seek or demand any deficiency judgment against Borrower or any of the Exculpated Parties, in any such action or proceeding under or by reason of or under or in connection with the Note, this Agreement, the Mortgage or the other Loan Documents. The provisions of this Section shall not, however, (a) constitute a waiver, release or impairment of any obligation evidenced or secured by any of the Loan Documents; (b) impair the right of Lender to name Borrower as a party defendant in any action or suit for foreclosure and sale under the Mortgage; (c) affect the validity or enforceability of any indemnity, guaranty or similar instrument made in connection with the Loan or any of the rights and remedies of Lender thereunder; (d) impair the right of Lender to obtain the appointment of a receiver; (e) impair the enforcement of the Assignment of Leases; (f) impair the right of Lender to enforce the provisions of Section 2 of the Environmental Indemnity; (g) impair the right of Lender to obtain a deficiency judgment or other judgment on the Note against Borrower if necessary in order to obtain any insurance proceeds or condemnation awards to which Lender would otherwise be entitled to under this Agreement, provided that Lender shall only enforce such judgment to the extent of the insurance proceeds and/or condemnation awards; or
(h) constitute a waiver of the right of Lender to enforce the liability and obligation of Borrower, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including reasonable attorneys' fees and costs reasonably incurred) arising out of or in connection with the following:

            (i) fraud or intentional misrepresentation by Borrower or any of the Exculpated Parties in connection with the Loan;

            (ii) Borrower's misapplication or misappropriation or conversion of Rents or security deposits received by Borrower in advance or after the occurrence of and during the continuance of an Event of Default;

            (iii) the misapplication or the misappropriation of insurance proceeds or condemnation awards;

            (iv) intentionally omitted;

            (v) Borrower's breach of, or failure to comply with, the representations, warranties and covenants contained in Section 4.1.9 of this Agreement; and

            (vi) Any amendment, modification or waiver of any provisions of the Telcordia Lease, except as specifically permitted pursuant to Section 4.1.9 hereof, or any termination thereof by Borrower or by Telcordia with the consent or acquiescence of Borrower, except as otherwise specifically permitted pursuant to the terms of the Telcordia Lease, this Agreement or the other Loan Documents and except for the rejection of the Telcordia Lease by Telcordia or its trustee in a bankruptcy proceeding.

            Notwithstanding anything to the contrary in this Agreement, the Note or any of the Loan Documents, (A) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Loan Documents, and (B) the Debt shall be fully recourse to Borrower in the event that: (i) Borrower fails to obtain Lender's prior consent to any assignment, transfer, or conveyance of the Property or any interest therein as required by the Mortgage or this Agreement; or (ii) if the Property or Borrower or Guarantor shall become an asset in or be involved in (a) a voluntary bankruptcy or insolvency proceeding or (b) an involuntary bankruptcy or insolvency proceeding (other than one filed by or on behalf of Lender) which is not dismissed within ninety (90) days of filing.

            SECTION 11.23 PRIOR AGREEMENTS.

            This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written are superseded by the terms of this Agreement and the other Loan Documents.

            SECTION 11.24 SERVICER.

            (a) At the option of Lender, the Loan may be serviced by a servicer (the "Servicer") selected by Lender and Lender may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents to the Servicer pursuant to a servicing agreement (the "Servicing Agreement") between Lender and Servicer. At closing, Borrower shall be responsible for any reasonable set-up fees or any other initial costs relating to or arising under the Servicing Agreement; provided, however, that Borrower shall not be responsible for payment of the monthly servicing fee due to the Servicer under the Servicing Agreement. Servicer shall, however, be entitled to reimbursement of costs and expenses as and to the same extent (but without duplication) as Lender is entitled thereto under the applicable provisions of this Agreement and the other Loan Documents.

            (b) Upon notice thereof from Lender, Servicer shall have the right to exercise all rights of Lender and enforce all obligations of Borrower pursuant to the provisions of this Agreement, the Note and the other Loan Documents.

            (c) Provided Borrower shall have been given notice of Servicer's address by Lender, Borrower shall deliver to Servicer duplicate originals of all notices and other instruments which Borrower may or shall be required to deliver to Lender pursuant to this Agreement, the Note and the other Loan Documents (and no delivery of such notices or other instruments by Borrower shall be of any force or effect unless delivered to Lender and Servicer as provided above).

            SECTION 11.25 JOINT AND SEVERAL LIABILITY.

            If more than one Person has executed this Agreement as "Borrower," the representations, covenants, warranties and obligations of all such Persons hereunder shall be joint and several.

            SECTION 11.26 CREATION OF SECURITY INTEREST.

            Notwithstanding any other provision set forth in this Agreement, the Note, the Mortgage or any of the other Loan Documents, Lender may at any time create a security interest in all or any portion of its rights under this Agreement, the Note, the Mortgage and any other Loan Document (including, without limitation, the advances owing to it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

            SECTION 11.27 ASSIGNMENTS AND PARTICIPATIONS.

            (a) The Lender may, at no cost to Borrower, assign to one or more Persons all or a portion of its rights and obligations under this Loan Agreement.

            (b) Upon such execution and delivery, from and after the effective date specified in such Assignment and Acceptance, the assignee thereunder shall be a party hereto and have the rights and obligations of Lender hereunder.

            (c) Lender may, at no cost to Borrower, sell participations to one or more Persons in or to all or a portion of its rights and obligations under this Loan Agreement; provided, however, that (i) Lender's obligations under this Loan Agreement shall remain unchanged, (ii) Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(ii) Lender shall remain the holder of any Note for all purposes of this Loan Agreement and (iv) Borrower shall continue to deal solely and directly with Lender in connection with Lender's rights and obligations under and in respect of this Loan Agreement and the other Loan Documents.

            (d) Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11.27, disclose to the assignee or participant or proposed assignee or participant, as the case may be, any information relating to Borrower or any of its Affiliates or to any aspect of the Loan that has been furnished to the Lender by or on behalf of the Borrower or any of its Affiliates.

            SECTION 11.28 SET-OFF. In addition to any rights and remedies of Lender provided by this Loan Agreement and by law, the Lender shall have the right, without prior notice to Borrower, any such notice being expressly waived by Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Lender or any Affiliate thereof to or for the credit or the account of Borrower. Lender agrees promptly to notify Borrower after any such set-off and application made by Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.

            SECTION 11.29 PARTIAL RELEASE - EXPANSION PARCELS.

            (a) Provided no Event of Default shall have occurred and remain uncured and provided Borrower desires to transfer one or more Expansion Parcels or ground lease the Ground Lease Parcel for the development of office, residential, industrial and/or research and development facilities compatible with the use and operation of the Property, Borrower shall have the right from time to time prior to the Maturity Date to obtain a release of the lien of the Mortgage (and related Loan Documents) as to an Expansion Parcels (a "Partial Release") or ground lease the Ground Lease Parcel (a "Ground Lease") upon satisfaction of the following conditions precedent:

            (i) Borrower shall provide Lender not less than thirty (30) days notice (or a shorter period of time if permitted by Lender in its sole discretion) specifying the date (the "Expansion Date") on which the Partial Release or Ground Lease, as applicable, is to occur provided, however, that Borrower may postpone the Expansion Date from time to time as long as the extended date is at least 5 Business Days after Notice of such extension;

            (ii) Lender shall have received an Officer's Certificate (A) as to the proposed use of the Expansion Parcel or Ground Lease Parcel, as applicable, its compatibility with the use of the Property and its effects on the operation and use of the remainder of the Property and (B) indicating the Gross Revenue and Operating Expenses for the Property both immediately before and immediately after the Partial Release or Ground Lease after taking into account the proposed use of the Expansion Parcel or Ground Lease Parcel, as applicable, and its effects on income and expense at the Property, together with evidence in support of such conclusions;

            (iii) In the case of a Partial Release, if required by Lender, Borrower shall deliver to Lender an opinion of counsel for Borrower that is standard in commercial lending transactions and subject only to customary qualifications, assumptions and exceptions opining, among other things, that if a Securitization of any portion of the Loan has occurred, the REMIC Trust formed pursuant to such Securitization will not fail to maintain its status as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code as a result of the partial release pursuant to this Section 11.29;

            (iv) Borrower shall have delivered to Lender evidence that Borrower has complied with all requirements of and obtained all approvals required under any Leases and the Operating Agreements applicable to the Partial Release or Ground Lease, as applicable, and that such Partial Release or Ground Lease does not violate any of the provisions of the Leases and the Operating Agreements including, without limitation, provisions relating to the availability of parking at the Property provided, however, that an Officer's Certificate to that effect shall be sufficient evidence of such compliance and obtaining of such approvals as to Leases which are not Major Leases;

            (v) In the case of a Partial Release, Borrower shall have delivered to Lender (A) at Borrower's option, (x) an endorsement to the Title Insurance Policy, (y) an opinion of counsel (from counsel reasonably acceptable to Lender) or (z) a certificate of an architect or engineer (from an architect or engineer reasonably acceptable to Lender and licensed to practice in the State) indicating that the Expansion Parcel has been legally subdivided for zoning lot purposes from the remainder of the Property pursuant to a zoning lot subdivision in accordance with applicable law, (B) at Borrower's option, (x) an endorsement to the Title Insurance Policy, (y) an opinion of counsel (from counsel reasonably acceptable to Lender) or (z) a certificate of an architect (from an architect reasonably acceptable to Lender and licensed to practice in the State) indicating that the balance of the Property separately conforms to and is in material compliance with all applicable Legal Requirements and constitutes a separate tax lot(s), (C) a certificate from an architect or engineer licensed to practice in the State and reasonably acceptable to Lender to the effect that the Expansion Parcel is not necessary for the uses of the remainder of the Property, including, without limitation, for support, access, driveways, parking, utilities, drainage flows or any other purpose, (after giving effect to any easements therefor reserved over the Expansion Parcel for the benefit of the remainder of the Property) and (D) an Officer's Certificate with supporting documentation indicating that either (y) sufficient parking remains on the remainder of the Property to comply with all Leases of such remainder and with all Operating Agreements and which is adequate for the proper use and enjoyment of the balance of the Property or (z) reservations of parking (in favor of such remainder) in the Expansion Parcel are sufficient (when added to parking otherwise available to the remainder) to comply with all Leases of such remainder and with all Operating Agreements and which are adequate for the proper use and enjoyment of the remainder of the Property;

            (vi) In the case of a Partial Release, Borrower shall have delivered a copy of any reciprocal easement agreement to be executed on or prior to the Expansion Date which will provide for any of the reservations required by
Section 11.29(a)(v) and which will otherwise conform to the other requirements of Section 11.29(a)(v) and may contain cross-easements for the benefit of the Expansion Parcel and the remainder of the Property in respect of access, driveways, parking, utilities, drainage flows, storm and sanitary sewers, and other customary purposes. Such reciprocal easement agreement will contain only those provisions which (x) are necessary or desirable to accommodate the proposed development described in this Section 11.29, (y) are consistent with Borrower's obligations under the Loan Documents and (z) would be acceptable to a prudent lender subordinating its mortgage to such an reciprocal easement agreement;

            (vii) Borrower shall have delivered a certificate from an architect or engineer (licensed to practice in the State and reasonably acceptable to Lender) to the effect that any improvements proposed to be built on the Expansion Parcel or Ground Lease Parcel, as applicable, will not adversely affect the ability to operate and maintain the remainder of the Property (after giving effect to any easements reserved or granted for the benefit of such remainder or the Expansion Parcel) and will not result in a loss any rentable square feet on the remainder of the Property;

            (viii) The Debt Service Coverage Ratio for the Loan, after taking into account any improvement which is proposed to be built on the Expansion Parcel or the Ground Lease Parcel, as applicable, and its effect on income and expenses at the Property, will not be less than the Debt Service Coverage Ratio for the Loan as of the date immediately preceding the release and Borrower shall deliver an Officer's Certificate certifying thereto and showing the calculations with respect thereto;

            (ix) In the case of a Ground Lease, Borrower shall have delivered to Lender an architect's certificate certifying that the plans and drawings for the improvements to be built on the Expansion Parcel or Ground Lease Parcel, as applicable, and the improvements to be constructed pursuant thereto will comply with all Legal Requirements;

            (x) Lender shall have received an appraisal of the Property dated no more than sixty (60) days prior to the proposed Expansion Date by an appraiser reasonably acceptable to the Rating Agencies, indicating an appraised value of the Property after the Partial Release (i.e. the value of the Property exclusive of the Expansion Parcel) or Ground Lease, as applicable, both before and after construction of improvements to be built on the Expansion Parcel or Ground Lease Parcel, as applicable, equal to or greater than the value of the Property prior to such Partial Release (exclusive of the value of the Expansion Parcel) or Ground Lease;

            (xi) In the case of a Ground Lease, Borrower shall have delivered to Lender, additional security for Borrower's obligations under the Loan Documents, a Letter of Credit in the amount of the appraised value of the Ground Lease Parcel as of the date of the appraisal;

            (xii) In the case of a Partial Release, Borrower shall have delivered a metes and bounds description of the Expansion Parcel and a survey of the Expansion Parcel and the remainder of the Property which would be standard in commercial lending transactions and which contains no material deviation from the Expansion Parcel identified on Schedule VIII;

            (xiii) In the case of a Ground Lease, Borrower shall have delivered a description of the Ground Lease Parcel that is satisfactory to Lender;

            (xiv) In the case of a Partial Release, Borrower shall have delivered to Lender on the date of the release an endorsement to the policy or policies of title insurance insuring the Mortgage reflecting the release and (A) insuring Lender's interest in any easements created in connection with the Release, (B) extending the effective date of the policy or policies to the effective date of the release, and (C) confirming no change in the priority of the Mortgage on the remainder of the Property or in the amount of the insurance or the coverage under the policy or policies;

            (xv) Borrower shall deliver to Lender an Officer's Certificate certifying that the requirements set forth in this Section 11.29 have been satisfied; and

            (xvi) Borrower shall pay all out-of-pocket costs and expenses of Lender incurred in connection with the Partial Release or Ground Lease, as applicable, including Lender's reasonably attorneys' fees and expenses.

            (xvii) In the case of a Ground Lease, (A) the request for such ground lease shall be accompanied by, at Borrower's option, (1) an endorsement to the Title Insurance Policy, (2) an opinion of counsel (from counsel reasonably acceptable to Lender) or (3) an architect's or surveyor's certificate from an architect or surveyor reasonably acceptable to Lender and licensed in the State in which the Property is located, stating that a subdivision is not required in order for the remainder of the Property to comply with Legal Requirements after the commencement of the ground lease, (B) Borrower shall deliver evidence to Lender indicating that either (1) financing is available from a reliable funding source to fund the cost of the improvements to be constructed on the Ground Lease Parcel or (2) the tenant has sufficient financial wherewithal to pay for the cost of construction of such improvements,
(D) such ground lease shall be approved by Lender and shall contain the following provisions: (1) the Ground Lease Parcel shall not be used for any purpose other than that which is compatible with the current use of the Property, (2) the ground lease shall require that the tenant be responsible for construction of improvements (however, Borrower, as the landlord thereunder, may be responsible for construction of the improvements provided that Borrower complies with the provisions of Section 4.1.10), all allocable taxes and all insurance, maintenance, utility, repair and other similar obligations with respect to the tenant's improvements, (3) the tenant shall be required to restore the demised premises in the case of casualty and condemnation to a safe and habitable condition and/or to remove any damaged structures or debris therefrom so as to leave the demised premises in a safe condition, and (4) the tenant shall discharge (unless the same have been bonded or otherwise secured to Lender's satisfaction) within thirty (30) days any mechanic's Lien filed against the demised premises by reason of the acts of the tenant or Persons claiming by, through or under the tenant. Such ground lease may permit the tenant to procure mortgage financing secured by the leasehold estate created thereby and such ground lease will contain no provisions which are inconsistent with Borrower's obligations under the Loan Documents or which would be unacceptable to a prudent lender subordinating its mortgage to same (including any provisions which are materially detrimental to the interests of such lender).

            (xviii) If Borrower is unable to legally subdivide the Expansion Parcel from the remainder of Property, if Borrower desires to enter into a ground lease in lieu of conveying title to the Expansion Parcel, Borrower shall have the right to ground lease the Expansion Parcel to a Person other than Borrower in lieu of such conveyance and Lender shall subordinate the Lien of the Mortgage and the other Loan Documents to such lease, provided Borrower complies with all of the conditions set forth in Section 11.29 to the extent applicable to a Ground Lease.

            (b) If Borrower has elected to release the Expansion Parcel and the requirements of this Section 11.29 have been satisfied, the Expansion Parcel shall be released from the Lien of the Mortgage (and related Loan Documents), any reciprocal easement agreement approved by Lender may be executed and Lender shall consent and subordinate the Lien of the Mortgage thereto. In connection with the release of the Lien, Borrower shall submit to Lender, not less than 10 days prior to the Expansion Date (or such shorter time as is acceptable to Lender in its sole discretion), a release of Lien (and related Loan Documents) for execution by Lender and a consent and subordination to any reciprocal easement agreement approved by Lender for execution by Lender. Such release and consent and subordination shall be in a form appropriate in the jurisdiction in which the Property is located and shall contain standard provisions protecting the rights of a releasing lender. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such release, together with an Officer's Certificate certifying that such documentation (i) is in compliance with all Legal Requirements, and
(ii) will effect such release in accordance with the terms of this Agreement. Borrower shall pay all costs, taxes and expenses associated with the release of the Lien of the Mortgage, including Lender's reasonable attorneys' fees. Borrower shall cause title to the Expansion Parcel so released from the Lien of the Mortgage to be transferred to and held by a Person other than Borrower.

            SECTION 11.30 COMPONENT NOTES.

            Lender, without in any way limiting Lender's other rights hereunder, in its sole and absolute discretion, shall have the right at any time to require Borrower to execute and deliver "component" notes (including senior and junior notes), which notes may be paid in such order of priority as may be designated by Lender, provided that (i) the aggregate principal amount of such "component" notes shall equal the outstanding principal balance of the Loan immediately prior to the creation of such "component" notes, (ii) the weighted average interest rate of all such "component" notes shall on the date created equal the interest rate which was applicable to the Loan immediately prior to the creation of such "component" notes, (iii) the debt service payments on all such "component" notes shall on the date created equal the debt service payment which was due under the Loan immediately prior to the creation of such component notes and (iv) the other terms and provisions of each of the "component" notes shall be identical in substance and substantially similar in form to the Loan Documents. Borrower, no cost or expense to Lender or Borrower (other than its own costs and expenses in connection with the review, execution and delivery of the component notes), shall cooperate with all reasonable requests of Lender in order to establish the "component" notes and shall execute and deliver such documents as shall reasonably be required by Lender and any Rating Agency in connection therewith, all in form and substance reasonably satisfactory to Lender and any Rating Agency, including, without limitation, the severance of security documents if requested. In the event Borrower fails to execute and deliver such documents to Lender within 10 Business Days following written request by Lender, Borrower hereby absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect such transactions, Borrower ratifying all that such attorney shall do by virtue thereof.

            It shall be an Event of Default under this Agreement, the Note, the Mortgage and the other Loan Documents if Borrower fails to comply with any of the terms, covenants or conditions of this Section 11.30 after expiration of ten
(10) Business Days after written notice thereof.

                         [NO FURTHER TEXT ON THIS PAGE]

            IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                    LENDER:

                                    MORGAN STANLEY MORTGAGE
                                    CAPITAL INC, a New York corporation

                                    By:/s/ CYNTHIA DEUTSCH
                                       ------------------------------
                                       Name: CYNTHIA DEUTSCH
                                       Title: an authorized signatory

                                    BORROWER:

                                    TELC (NJ) QRS 16-30, INC.,
                                    a Delaware corporation

                                    By:
                                       -----------------------------
                                       Name:
                                       Title:

            IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                    LENDER:

                                    MORGAN STANLEY MORTGAGE
                                    CAPITAL INC, a New York corporation

                                    By:
                                       ------------------------------
                                       Name:
                                       Title:

                                    BORROWER:

                                    TELC (NJ) QRS 16-30, INC.,
                                    a Delaware corporation

                                    By:/s/ Jason Fox
                                       ---------------------------
                                       Name: Jason Fox
                                       Title: Vice President

                                                                      SCHEDULE I

                                   RENT ROLL

                                                                     SCHEDULE II
                                REQUIRED REPAIRS

PROPERTY           REQUIRED REPAIR            DEADLINE            DEPOSIT AMOUNT
--------           ---------------            --------            --------------

                                                                    SCHEDULE III

                              ORGANIZATIONAL CHART

                            TELC (NJ) QRS 16-30, INC.

                              CORPORATE STRUCTURE

                                  [FLOW CHART]

--------------------------------------------------------------------------------
             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
--------------------------------------------------------------------------------

                                                          MSMC Loan No. 05-19219

                      MORGAN STANLEY MORTGAGE CAPITAL INC.,
                             a New York corporation
                                    (Lender)

                                       and

                         TELCORDIA TECHNOLOGIES, INC.,
                             a Delaware corporation
                                    (Tenant)

                                       and

                           TECL (NJ) QRS 16-30, INC.,
                             a Delaware corporation
                                   (Landlord)

                               _____________,2005

                        PREPARED BY AND UPON
                        RECORDATION RETURN TO:

                        Paul, Hastings, Janofsky & Walker LLP
                        515 South Flower Street, Twenty-Fifth Floor
                        Los Angeles, CA 90071-2228
                        Attention: Steven A. Fein, Esq.

                                Property Location


                   1 Telcordia Drive (formerly 444 Hoes Lane)
          City of Piscataway, County of Middlesex, State of New Jersey

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

      THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") is made as of ______________________, 2005 by and among MORGAN STANLEY MORTGAGE CAPITAL, INC., a New York corporation, having an address at c/o ArCap Servicing, Inc., 5605 North MacArthur Boulevard, Suite 950, Irving, Dallas County, Texas 75038, ("Lender"). TELCORDIA TECHNOLOGIES, INC., a Delaware corporation, having an address at 1 Telcordia Drive, Piscataway, New Jersey 08854 ("Tenant"), and TELC (NJ) QRS 16-30, INC., a Delaware corporation, having an address at c/o W.P. Carey & Co., LLC, 50 Rockefeller Plaza, Second Floor, New York, New York 10020 ("Landlord").

                                    RECITALS:

         A. Lender is the present owner and holder of that certain Mortgage (the "Security Instrument") dated as of __________________, 2005, given by Landlord to Lender which encumbers the fee simple absolute estates of Landlord in certain premises described in Exhibit A attached hereto (the "Property") and which, among other security instruments, secures the payment of certain indebtedness owed by Landlord to Lender evidenced by a certain promissory note dated ________________, 2005, given by Landlord to Lender (the "Note");

         B. Tenant is the holder of a leasehold estate in the Property under and pursuant to the provisions of a certain lease dated _______________, 2005 between Landlord, as landlord and Tenant, as tenant (as may be amended from time to time, the "Lease"); and

         C. Tenant has agreed to subordinate the Lease to the Security Instrument and to the lien thereof and Lender has agreed to grant non-disturbance to Tenant under the Lease on the terms and conditions hereinafter set forth.


                                   AGREEMENT:

     For good and valuable consideration, Tenant, Lender and Landlord agree as follows:

         1. Subordination. The Lease and all of the terms, covenants and provisions thereof and all rights, remedies and options of Tenant thereunder are and shall at all times continue to be subject and subordinate in all respects to the terms, covenants and provisions of the Security Instrument, as of the date hereof, and to the lien thereof, including without limitation, all renewals, increases, modifications, spreaders, consolidations, replacements and extensions thereof and to all sums secured thereby and advances made thereunder with the same force and effect as if the Security Instrument had been executed, delivered and recorded prior to the execution and delivery of the Lease.

         2. Non-Disturbance. If any action or proceeding is commenced by Lender for the foreclosure of the Security Instrument or the sale of the Property, neither Tenant nor any senior secured lender, subordinate senior lender, purchase money equipment lender or equipment lessor of Tenant that is a party with Landlord to any consent, waiver or agreement pursuant to Section 32 of the Lease (hereinafter "Tenant's Lender") shall be named as a party to such action or proceeding unless such joinder shall be required by law, provided, however, such joinder shall not result in the termination of the Lease or disturb or interfere with Tenant's possession or use of the premises demised thereunder or any of Tenant's other rights under the Lease or any rights of Tenant's Lender (including, without limitation, Tenant's current senior secured lenders pursuant to the terms of that certain Landlord's Waiver and Agreement the "(Landlord's Waiver and Agreement") dated as of the date of the Lease among Tenant, Landlord and JP Morgan Chase Bank, N.A., as agent for Tenant's current senior secured lenders), except as specifically set forth elsewhere in this Agreement, and the sale of the Property in any such action or proceeding and the exercise by Lender of any of its other rights under the Note or the Security Instrument shall be made subject to all rights of Tenant under the Lease and any rights of any Tenant's Lenders (including, without limitation Tenant's current senior secured lenders under the Landlord's Waiver and Agreement), provided that at the time of the commencement of any such action or proceeding or at the time of any such sale or exercise of any such other rights, an Event of Default, as defined in the Lease, by Tenant shall not have occurred and be continuing and Landlord shall not have terminated the Lease. The immediately preceding sentence shall in no way be deemed a waiver of Lender's rights to enforce any remedy against Tenant under the Lease, as Landlord, pursuant to the terms of the Lease in the event that Lender becomes the owner of the Property by reason of the foreclosure of the Security Instrument or the acceptance of a deed or assignment in lieu of foreclosure or otherwise.

         3. Attornment. If Lender or any other subsequent purchaser of the Property shall become the owner of the Property by reason of the foreclosure of the Security Instrument or the acceptance of a deed or assignment in lieu of foreclosure or by reason of any other enforcement of the Security Instrument (Lender or such other purchaser being hereinafter referred as "Purchaser"), and the conditions set forth in Section 2 above have been met at the time Purchaser becomes owner of the Property, the Lease shall not be terminated or affected thereby but shall continue in full force and effect as a direct lease between Purchaser and Tenant upon all of the terms, covenants and conditions set forth in the Lease and in that event, Tenant agrees to attorn to Purchaser and Purchaser by virtue of such acquisition of the Property shall be deemed to have agreed to accept such attornment, provided, however, that Purchaser shall not be
(a) liable for the failure of any prior landlord (any such prior landlord, including Landlord and any successor landlord, being hereinafter referred to as a "Prior Landlord") to perform any of its obligations under the Lease which have accrued prior to the date on which Purchaser shall become the owner of the Property, provided that the foregoing shall not limit Purchaser's obligations under the Lease to correct any conditions of a continuing nature that (i) existed as of the date Purchaser shall become the owner of the Property and (ii) violate Purchaser's obligations as Landlord under the Lease; provided further, however, that Purchaser shall have received written notice of such omissions, conditions or violations and has had a reasonable opportunity to cure the same, all subject to the terms and conditions of the Lease; (b) subject to any offsets, defenses, abatements or counterclaims which shall have accrued in favor of Tenant against any Prior Landlord prior to the date upon which Purchaser shall become the owner of the Property in connection with a default by any Prior Landlord thereunder, (c) bound by any payment of Basic Rent which Tenant may have paid more than one (1) quarter in advance to any Prior Landlord unless (i) such sums are actually received by Purchaser or (ii) such prepayment shall have been expressly approved of by Purchaser (this subsection (c) shall not apply to prepaid Basic Rent paid in accordance with the Lease) (d) bound by any agreement terminating or amending or modifying the Basic Rent, term, commencement date or other material term of the Lease, or any voluntary surrender of the Property, made without Lender's prior written consent to the extent such consent is required under the Security Instrument, Note or the other related loan documents or (e) to the extent such consent is required under the Security Instrument, the Note or other related loan documents, bound by any assignment of the Lease or sublease of the Property, or any portion thereof, made prior to the time Purchaser succeeded to Landlord's interest other than any existing today (including, without limitation, the sublease to Science Applications International Corporation for approximately 1,000 square feet on a month-to-month basis, the rooftop licenses to SkyTel Corp., New York SMSA Limited Partnership, MCImetro Access Transmission Services, LLC, Sprint Spectrum L.P. and Nextel of New York Inc. and the license to Toshiba America Research, Inc. for approximately 2,855 square feet) if pursuant to the provisions of the Lease. Alternatively, upon the written request of Lender or its successors or assigns, Tenant shall enter into a new lease of the Premises with Lender or such successor or assign, at Lender's or such successor or assign's cost and expense, for the then remaining term of the Lease, upon the same terms and conditions as contained in the Lease (as the same may be amended or modified as mutually agreed to by Tenant and Purchaser).

         4. Right of First Refusal. In the event that Lender or any other subsequent purchaser of the Property shall become the owner of the Property by reason of the foreclosure of the Security Instrument or the acceptance of a deed or assignment in lieu of foreclosure or by reason of any other enforcement of the Security Instrument, such event shall not trigger any right of first refusal that Tenant has under the Lease.

         5. Notice to Tenant. After written notice is given to Tenant by Lender that the Landlord is in default under the Note and the Security Instrument and that the rentals under the Lease should be paid to Lender pursuant to the terms of the assignment of leases and rents executed and delivered by Landlord to Lender in connection therewith, Tenant shall (but subject at all times to compliance with applicable law) thereafter pay to Lender or as directed by the Lender in writing, all rentals and all other monies due or to become due to Landlord under the Lease and Landlord hereby expressly authorizes Tenant to make such payments to Lender and hereby releases and discharges Tenant from any liability to Landlord on account of any such payments.

         6. Lender's Consent. Tenant shall not, without obtaining the prior written consent of Lender, but only to the extent such consent is required pursuant to the Security Instrument, Note or other related loan documents, (a) enter into any agreement amending, modifying or terminating the Basic Rent, term, commencement date other material term of the Lease, (b) prepay any of the Basic Rent due under the Lease for more than one (1) quarter in advance of the due dates thereof, other than the prepaid Basic Rent paid in accordance with the Lease, (c) voluntarily surrender the Property or terminate the Lease without cause or shorten the term thereof other than pursuant to the provisions of the Lease, or (d) assign the Lease or sublet the Property or any part thereof other than pursuant to the provisions of the Lease; and any such amendment, modification, termination, prepayment, voluntarily surrender, assignment or subletting, without Lender's prior consent, except as otherwise permitted by this Section 6, shall not be binding upon Lender. As to the Landlord, the terms and restrictions contained in Security Instrument shall control to the extent there is any conflict between the Security Instrument and this Agreement.

         7. Notice to Lender and Right to Cure. Tenant shall notify Lender if Tenant becomes aware of any default by Landlord under the Lease and agrees that, notwithstanding any provisions of the Lease to the contrary, no notice of cancellation thereof or of an abatement associated with such default shall be effective unless Lender shall have received notice of default giving rise to such cancellation or abatement and (i) in the case of any such default that can be cured by the payment of money, until thirty (30) days shall have elapsed following the giving of such notice or (ii) in the case of any other such default, forty-five (45) days, except for a default which cannot be cured in such a period of time, in which case Lender shall have a reasonable period for remedying such default following the giving of such notice and following the time when Lender shall have become entitled under the Security Instrument to remedy the same, including such time as may be necessary to acquire possession of the Property if possession is necessary to effect such cure, provided Lender, with reasonable diligence, shall (a) pursue such remedies as are available to it under the Security Instrument so as to be able to remedy the default, and (b) thereafter shall have commenced and continued to remedy such default or cause the same to be remedied, but in no event shall such period of time exceed ninety
(90) days. Notwithstanding the foregoing, Lender shall have no obligation to cure any such default by Landlord under the Lease.

         8. Notices. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof and confirmed by telephone by sender, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent registered or certified mail, postage prepaid, return receipt requested, addressed as follows:


If to Tenant:           Telcordia  Technologies, Inc.
                        1 Telcordia Drive
                        Piscataway, New Jersey 08854
                        Attention: Chief Financial Officer

With a Copy To:         Willkie Farr & Gallagher LLP
                        787 Seventh  Avenue
                        New York, New York 10019
                        Attention: Steven J. Gartner, Esq.

If to Lender:           Morgan Stanley Mortgage  Capital,  Inc.
                        1221 Avenue of the Americas, 27th Floor
                        New York, New York 10020
                        Attention: Steven Holmes
                        Facsimile No.: (212) 762-9495

With a Copy To:         Morgan Stanley Mortgage Capital Inc.
                        ArCap Servicing, Inc.
                        5605 N. MacArthur Boulevard, Suite 950
                        Irving, Texas 75038

With a Copy To:         Paul, Hastings, Janofsky & Walker LLP
                        515 S. Flower Street, 25th Floor
                        Los Angeles,  California  90071
                        Attention:  Margaret Frick Bertisch, Esq.
                        Facsimile No.: (213) 996-3301

If to Landlord:         TELC (NJ) QRS 16-30,  Inc.
                        c/o W.P.  Carey & Co., LLC
                        50 Rockefeller  Plaza,  Second Floor
                        New York, New York 10020
                        Attention: Director, Asset Management

With a Copy  To:        Reed  Smith  LLP
                        2500 One  Liberty  Place
                        Philadelphia, Pennsylvania 19103
                        Attention: Chairman, Real Estate Department

or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Section 7, the term "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in the state or commonwealth where the Property is located. Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

         9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Lender, Tenant and Purchaser and their respective successors and assigns.

         10. Governing Law. This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State or Commonwealth where the Property is located and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State or Commonwealth where the Property is located.

         11. Miscellaneous. This Agreement may not be modified in any manner or terminated except by an instrument in writing executed by the parties hereto. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         12. Joint and Several Liability. If Tenant consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.

         13. Definitions. The term "Lender" as used herein shall include the successors and assigns of Lender as holder of the Security Instrument or the acceptance of a deed or assignment in lieu of foreclosure or otherwise. The term "Landlord" as used herein shall mean and include the present landlord under the Lease and such landlord's successors in interest under the Lease, but shall not mean or include Lender unless and until Lender has succeeded to the interest of Landlord under the Lease. The term "Property" as used herein shall mean the Property, the improvements now or hereafter located thereon and the estates therein encumbered by the Security Instrument. The term "Tenant" as used herein shall mean and include the present tenant under the Lease and such tenant's successors in interest.

         14. Further Acts. The parties hereto will do, execute, acknowledge and deliver such further acts and assurances as any other party shall, from time to time, reasonably require, for the better assuring and confirming the rights granted by the terms of this Agreement or for carrying out the intention or facilitating the performance of the terms of this Agreement or for filing, registering or recording this Agreement provided that any such further agreement or assurance shall be consistent with the terms of the Lease and this Agreement.

         15. Limitations on Purchaser's Liability. In no event shall the Purchaser, nor any heir, legal representative, successor, or assignee of the Purchaser have any personal liability for the obligations of Landlord under the Lease and should the Purchaser succeed to the interests of the Landlord under the Lease, Tenant shall look only to the estate and property of any such Purchaser in the Property for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by any Purchaser as landlord under the Lease, and no other property or assets of any Purchaser shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to the Lease; provided, however, that the Tenant may exercise any other right or remedy provided thereby or by law in the event of any failure by Landlord to perform any such obligation. The parties hereby agree that Lender, upon becoming the owner of the Property, or any Purchaser of the Property, shall be liable for any prepaid Basic Rent less any amounts that have been applied theretofore in accordance with the terms of the Lease on the date of such foreclosure or acceptance of deed in lieu. The parties further acknowledge that pursuant to the terms of the Lease, in the event the Lease is terminated prior to the expiration of the Lease due to an Event of Default under the Lease (as defined therein) any prepaid Basic Rent or any interest thereon and any prepaid Basic Rent shall be applied in accordance with the terms of the Lease.

         16. Estoppel Certificate. Tenant, shall, from time to time, within twenty (20) days after request by Lender, execute, acknowledge and deliver to Lender a statement by Tenant certifying (a) that the Lease is unmodified and in full force and effect (except as otherwise specified), (b) the amounts of fixed rent, additional rent, percentage rent or other sums, if any, which are payable in respect of the Lease and the commencement date and expiration date of the Lease, (c) the dates to which the fixed rent, additional rent, and other sums which are payable in respect to the Lease have been paid, (d) that, to the knowledge of the signer of such certificate and except as otherwise specified, no default by Landlord exists under the Lease, and (e) except as otherwise specified, there are no proceedings pending or, to the knowledge of the signer, threatened, against Tenant before or by any court or administrative agency which, if adversely decided, would materially and adversely affect the financial condition and operations of Tenant. Tenant also shall include in any such statement such other information concerning the Lease as Lender may reasonably request. Any such statements by Tenant may be relied upon by Lender and its successors and assigns. Any estoppel certificate under this provision shall state the title of the signatory thereto and that such person is duly authorized to execute and deliver same on behalf of Tenant. In no event shall any person signing any such statement be personally liable thereunder.

                         [NO FURTHER TEXT ON THIS PAGE]

      IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.


                                        LENDER:


                                        MORGAN STANLEY MORTGAGE
                                        CAPITAL INC, a New York corporation


                                        By: /s/ Cynthia Deutsch
                                           -------------------------------
                                        Name: CYNTHIA DEUTSCH
                                        Title: an authorized signatory



                                        BORROWER:


                                        TELC (NJ) QRS 16-30, INC.,
                                        a Delaware corporation

                                        By:_______________________________
                                           Name:
                                           Title:

      IN WITNESS WHEREOF, Lender, Tenant and Landlord have duly executed this Agreement as of the date first above written.

                                        LENDER:


                                        MORGAN STANLEY MORTGAGE CAPITAL,
                                        INC., a New York corporation


                                        By:____________________________________
                                        Name:__________________________________
                                        Title:_________________________________


                                        TENANT:


                                        TELCORDIA TECHNOLOGIES, INC.,
                                        a Delaware corporation


                                        By: /s/ Joseph Giordano
                                           ------------------------------------
                                        Name: Joseph Giordano
                                        Title: Corporate Vice President and
                                               Deputy General Counsel

                                        LANDLORD:

                                        TELC (NJ) QRS 16-30, INC.,
                                        a Delaware corporation

                                        By: /s/ Jason Fox
                                           ------------------------------------
                                        Name: Jason Fox
                                        Its: VP

STATE OF ____________________

COUNTY OF ___________________


This instrument was acknowledged before me on the _____ day of__________, 20 ______________________ by ____________________ the __________________ of
_________, a _________________, the ____________________________  of
___________, a ________, on behalf of said corporation.




___________________________________
Notary Public in and for
the State of_________


___________________________________
<Printed Name of Notary>

My commission expires: ______________




STATE OF _________________

COUNTY OF  ______________


This instrument was acknowledged before me on the 11 day of March _____, 2005 by Joseph Giordano the Corporate Vice President & Deputy General Counsel Telcordia Technologies Inc., a Delaware Corporation, on behalf of said corporation.

ROBERT  KOONIN
Notary  Public,  State of New York
No.  01KO6113974
Qualified In Rookland County
Certificate Filed In New York County
Commission Expires Aug. 9, 2006

/s/ Robert Koonin
----------------------------------
Notary Public in and for
the State of NY


___________________________________
<Printed Name of Notary>

My commission expires: ___________

STATE OF New York

COUNTY OF New York



This instrument was acknowledged before me on the 14th day of March____, 2005 by Jason Fox the Vice President of TELC (NJ) QRS 16-30 INC., a Delaware Corporation, on behalf of said corporation.

 /s/ Kelly Costello                                     KELLY M. COSTELLO
------------------------                      Notary Public, State of New York
Notary Public in and for                               No. 01CO6111240
the State of NY                                 Qualified in New York County
                                               Commission Expires June 7, 2008
/s/ Kelly Costello
------------------------
<Printed Name of Notary>


My commission expires: 6/7/08

                                    EXHIBIT A

                         LEGAL DESCRIPTIONS OF PROPERTY

                                    EXHIBIT A
                              PROPERTY DESCRIPTION

ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, WITH THE BUILDING AND IMPROVEMENTS THEREON ERECTED, SITUATE, LYING AND BEING IN the Township of Piscataway, COUNTY of Middlesex, STATE OF NEW JERSEY, BOUNDED AND DESCRIBED AS
FOLLOWS:

PARCEL ONE - BLOCK 591, LOT 2.01 - RECORD DESCRIPTION

All that certain lot, tract or parcel of land and premise situate, lying and being in the Township of Piscataway, County of Middlesex and State of New Jersey, being more particularly described as follows:

BEGINNING at the intersection of the westerly sideline of Hoes Lane, variable width Right-of-Way, with the northerly sideline of Skiles Avenue, 66 foot Right-of-Way, and from said point running; thence

      1. Along the said northerly sideline of Skiles Avenue on a curve to the right said curve having a radius of 20.00 feet, a length along the arc of 28.17 feet, a bearing along the chord of South 27 degrees 22 minutes 04 seconds West, and a chord distance of 25.90 feet to a point of tangency, thence

      2. Continuing along said northerly sideline, South 67 degrees 43 minutes 22 seconds West, a distance of 473.88 feet; thence

      3. North 22 degrees 16 minutes 39 seconds West, a distance of 250.00 feet; thence

      4. South 67 degrees 43 minutes 21 seconds West, a distance of 280.00 feet; thence

      5. South 22 degrees 16 minutes 39 seconds East, a distance of 250.00 feet to the said northerly sideline of Skiles Avenue; thence

      6. Along said sideline, South 67 degrees 43 minutes 22 seconds West, a distance of 292.29 feet; thence

      7. South 67 degrees 53 minutes 22 seconds West, a distance of 787.50 feet; thence

      8. North 20 degrees 10 minutes 39 seconds West, a distance of 414.90 feet; thence

      9. North 43 degrees 04 minutes 48 seconds West, a distance of 328.55 feet; thence

      10. North 13 degrees 38 minutes 03 seconds West, a distance of 435.20 feet; thence

      11. North 12 degrees 16 minutes 28 seconds West, a distance of 278.51 feet; thence

      12. North 12 degrees 11 minutes 18 seconds West, a distance of 626.96 feet; thence

      13. North 18 degrees 37 minutes 49 seconds West, a distance of 62.60 feet; thence

      14. North 65 degrees 49 minutes 40 seconds East, a distance of 97.25 feet; thence

      15. North 70 degrees 47 minutes 05 seconds East, a distance of 465.73 feet; thence

      16. North 70 degrees 37 minutes 52 seconds East, a distance of 664.05 feet; thence

      17. North 70 degrees 38 minutes 36 seconds East, a distance of 524.76 feet to a concrete monument in the westerly sideline of Hoes Lane; thence

      18. Along said sideline, South 24 degrees 17 minutes 54 seconds East, a distance of 526.99 feet to a point of curvature; thence

      19. Continuing along the said sideline on a curve to the left said curve having a radius of 6052.00 feet, a length along the arc of 422.51 feet, a bearing along the chord of South 26 degrees 17 minutes 34 seconds East, and a chord distance of 422.42 feet to a point of reverse curvature; thence

      20. Continuing along the said sideline on a curve to the right said curve having a radius of 2948.00 feet, a length along the arc of
            823.24 feet, a bearing along the chord of South 20 degrees 17 minutes 54 seconds East and a chord distance of 820.56 feet to a point of tangency, thence

      21. South 12 degrees 17 minutes 54 seconds East, a distance of 184.28 feet to the POINT of BEGINNING.

The above described being known as a description of Block 591, Lots 2.01, said Lot being shown on the Piscataway Township Tax Map Sheet 51, also bring shown on a plat entitled "Reverse Subdivision Plan" prepared by Donald H. Stires Associates, 43 West High Street, Somerville, New Jersey dated May 26, 1999.

PARCEL ONE - BLOCK 591, LOT 2.01 - SURVEY DESCRIPTION

All that certain lot, tract or parcel of land and premise situate, lying and being in the Township of Piscataway, County of Middlesex and State of New Jersey, being more particularly described as follows:

BEGINNING at the intersection of the westerly sideline of Hoes Lane, variable width Right-of-Way, with the northerly sideline of Skiles Avenue, 66 foot Right-of-Way, and from said point running; thence

      1. Along the said northerly sideline of Skiles Avenue on a curve to the right said curve having a radius of 20.00 feet, a length along the arc of 28.17 feet, a bearing along the chord of South 27 degrees 22 minutes 04 seconds West, and a chord distance of 25.90 feet to a point of tangency; thence

      2. Continuing along said northerly sideline, South 67 degrees 43 minutes 22 seconds West, a distance of 473.88 feet; thence

      3. North 22 degrees 16 minutes 39 seconds West, a distance of 250.00 feet; thence

      4. South 67 degrees 43 minutes 21 seconds West, a distance of 280.00 feet; thence

      5. South 22 degrees 16 minutes 39 seconds East, a distance of 250.00 feet to the said northerly sideline of Skiles Avenue; thence

      6. Along said sideline, South 67 degrees 43 minutes 22 seconds West, a distance of 292.29 feet; thence

      7. South 67 degrees 53 minutes 22 seconds West, a distance of 787.50 feet; thence

      8. North 20 degrees 10 minutes 39 seconds West, a distance of 414.90 feet; thence

      9. North 43 degrees 04 minutes 48 seconds West, a distance of 328.55 feet; thence

      10. North 13 degrees 38 minutes 03 seconds West, a distance of 435.20 feet; thence

      11. North 12 degrees 16 minutes 28 seconds West, a distance of 278.51 feet; thence

      12. North 12 degrees 11 minutes 18 seconds West, a distance of 626.96 feet; thence

      13. North 18 degrees 37 minutes 49 seconds West, a distance of 62.60 feet; thence

      14. North 65 degrees 49 minutes 40 seconds East, a distance of 97.25 feet; thence

      15. North 70 degrees 47 minutes 05 seconds East, a distance of 465.73 feet; thence

      16. North 70 degrees 37 minutes 52 seconds East, a distance of 664.05 feet; thence

      17. North 70 degrees 38 minutes 36 seconds East, a distance of 524.76 feet to a concrete monument in the westerly sideline of Hoes Lane; thence

      18. Along said sideline, South 24 degrees 17 minutes 54 seconds East, a distance of 526.99 feet to a point of curvature; thence

      19. Continuing along the said sideline on a curve to the left said curve having a radius of 6052.00 feet, a length along the arc of 422.51 feet, a bearing along the chord of South 26 degrees 17 minutes 54 seconds East, and a chord distance of 422.42 feet to a point of reverse curvature; thence

      20. Continuing along the said sideline on a curve to the right said curve having a radius of 2948.00 feet, a length along the arc of
            823.24 feet, a bearing along the chord of South 20 degrees 17 minutes 54 seconds Bast and a chord distance of 820.56 feet to a point of tangency; thence

      21. South 12 degrees 17 minutes 54 seconds East, a distance of 184.28 feet to a point of curvature; thence

      22. Continuing along the said sideline on a curve to the left said curve having a radius of 5052.02 feet, a length along the arc of 60.70 feet, a bearing along the chord of South 12 degrees 38 minutes 34 seconds East and a chord distance of 60.70 feet to the Point of BEGINNING.


The above description is drawn in accordance with a Survey prepared by Richard
C. Mathews, PLS of Stires Associates, PA, dated January 10, 2005, last revised January 24, 2005.

For Information Only:
            Commonly known as: 1 Telcordia Drive / 444 Hoes Lane, Piscataway, New Jersey Block 591, Lot 2.01 - Tax Map of the Township of Piscataway

PARCEL TWO - BLOCK 501.1, LOT 6.01 - RECORD DESCRIPTION

All that certain lot, tract or parcel of land and premise situate, lying and being in the Township of Piscataway, County of Middlesex and State of New Jersey, being more particularly described as follows:

BEGINNING at the intersection of the southerly sideline of Knightsbridge Road, with the westerly sideline of Hoes Lane, variable width Right-of-Way, and from said point; running; thence

      1. Along the said westerly sideline of Hoes Lane, South 26 degrees 25 minutes 40 seconds East, a distance of 20.89 feet; thence

      2. South 70 degrees 22 minutes 20 seconds West, a distance of 234.83 feet; thence

      3. South 26 degrees 25 minutes 40 seconds East, a distance of 250.00 feet; thence

      4. North 70 degrees 22 minutes 20 seconds East, a distance of 234.84 feet to the said westerly sideline of Hoes Lane; thence

      5. Along said sideline, South 26 degrees 25 minutes 40 seconds East, a distance of 536.53 feet to a point on a non-tangent curve; thence

      6. Continuing along said sideline on a curve to the left said curve having a radius of 6934.54 feet, a length along the arc of 528.81 feet, a bearing along the chord of South 22 degrees 06 minutes 50 seconds East and a chord distance of 528.69 feet to a point of tangency, thence

      7. Continuing along said sideline, South 24 degrees 17 minutes 54 seconds East, a distance of 46.89 feet to a concrete monument; thence

      8. South 70 degrees 38 minutes 36 seconds West, a distance of 524.76 feet; thence

      9. South 70 degrees 37 minutes 52 seconds West, a distance of 664.05 feet; thence

      10. North 00 degrees 42 minutes 10 seconds West, a distance of 984.92 feet to a point of curvature; thence

      11. Along a curve to the left said curve having a radius of 525.75 feet, a length along the arc of 173.66 feet, a bearing along the chord of North 10 degrees 09 minutes 55 seconds East and a chord distance of
            172.87 feet to a point of tangency; thence

      12. North 19 degrees 37 minutes 40 seconds West, a distance of 278.70 feet to a point of curvature; thence

      13. Along a curve to the left said curve having a radius of 30.00 feet, a length along the arc of 4036 feet, a bearing along the chord of North 58 degrees 10 minutes 06 seconds West and a chord distance of
            37.38 feet to a point on a non-tangent curve in the southerly sideline of Knightsbridge Road; thence

      14. Along said sideline on a curve to the left said curve having a radius of 656.91 feet, a length along the arc of 99.40, a bearing along the chord of North 74 degrees 42 minutes 26 seconds East and a chord distance of 99.31 feet to a point of tangency; thence

      15. Continuing along said sideline, North 70 degrees 22 minutes 20 seconds East, a distance of 343.84 feet; thence

      16. Continuing along said sideline, South 26 degrees 25 minutes 40 seconds East, a distance of 5.04 feet; thence

      17. Continuing along said sideline, North 70 degrees 22 minutes 20 seconds East, a distance of 268.62 feet to a point of curvature; thence

      18. Along said sideline on a curve to the right said curve having a radius of 30.00 feet, a length along the arc of 43.56 feet, a bearing along the chord of South 68 degrees 01 minutes 40 seconds East and a chord distance of 39.84 feet to the Point of BEGINNING.

The above described being known as a Consolidated description of Block 501.1, Lots 6,9.01 and 10, said Lots being shown on the Piscataway Township Tax Map Sheet 44C, also being shown on a plat entitled "Reverse Subdivision Plan" prepared by Donald H. Stires Associates, 43 West High Street, Somerville, New Jersey, dated May 26, 1999.

PARCEL TWO - BLOCK 501.1, LOT 6.01 - SURVEY DESCRIPTION

All that certain lot, tract or parcel of land and premise situate, lying and being in the Township of Piscataway, County of Middlesex and State of New Jersey, being more particularly described as follows:

BEGINNING at the intersection of the southerly sideline of Knightsbridge Road, with the westerly sideline of Hoes Lane, variable width Right-of-Way, and from said point; running; thence

      1. Along the said westerly sideline of Hoes Lane, South 26 degrees 49 minutes 32 seconds East, a distance of 20.89 feet; thence

      2. South 69 degrees 58 minutes 28 seconds West, a distance of 234.83 feet; thence

      3. South 26 degrees 49 minutes 32 seconds East, a distance of 250.00 feet; thence

      4. North 69 degrees 58 minutes 28 seconds East, a distance of 234.84 feet to the said westerly sideline of Hoes Lane; thence

      5. Along said sideline, South 26 degrees 49 minutes 32 seconds East, a distance of 535.73 feet to a point on a non-tangent curve; thence

      6. Continuing along said sideline on a curve to the left said curve having a radius of 6934.54 feet, a length along the arc of 537.85 feet, a bearing along the chord of South 22 degrees 30 minutes 27 seconds East and a chord distance of 537.71 feet to a point of tangency; thence

      7. Continuing along said sideline, South 24 degrees 17 minutes 54 seconds East, a distance of 46.89 feet to a concrete monument; thence

      8. South 70 degrees 38 minutes 36 seconds West, a distance of 524.76 feet; thence

      9. South 70 degrees 37 minutes 52 seconds West, a distance of 664.05 feet, thence

      10. North 01 degrees 06 minutes 02 seconds West, a distance of 984.92 feet to a point of curvature; thence

      11. Along a curve to the left said curve having a radius of 525,75 feet, a length along the arc of 173.66 feet, a bearing along the chord of North 10 degrees 33 minutes 47 seconds West and a chord distance of
            172.87 feet to a point of tangency, thence

      12. North 20 degrees 01 minutes 32 seconds West, a distance of 278.70 feet to a point of curvature; thence

      13. Along a curve to the left said curve having a radius of 30.00 feet, a length along the arc of 40.36 feet, a bearing along the chord of North 58 degrees 33 minutes 57 seconds West and a chord distance of
            37.38 feet to a point on a non-tangent curve in the southerly sideline of Knightsbridge Road; thence

      14. Along said sideline on a curve to the left said curve having a radius of 656.91 feet, a length along the arc of 99.40, a bearing along the chord of North 74 degrees 18 minutes 34 seconds East and a chord distance of 99.31 feet to a point of tangency; thence

      15. Continuing along said sideline, North 69 degrees 58 minutes 28 seconds East, a distance of 343.84 feet; thence

      16. Continuing along said sideline, South 26 degrees 49 minutes 31 seconds East, a distance of 5.04 feet; thence

      17. Continuing along said sideline, North 69 degrees 58 minutes 28 seconds East, a distance of 268.62 feet to a point of curvature; thence

      18. Along said sideline on a curve to the right said curve having a radius of 30.00 feet, a length along the arc of 43.56 feet, a bearing along the chord of South 68 degrees 25 minutes 32 seconds East and a chord distance of 39.84 feet to the Point of BEGINNING.

The above description is drawn in accordance with a Survey prepared by Richard
C. Mathews, PLS of Stires Associates, PA, dated January 10, 2005, last revised January 24, 2005.

For Information Only:
Commonly known as:    50 Knightsbridge Road
                      Piscataway, New Jersey
                      Block 501.01, Lot 6.01 - Tax Map of the Township of
                      Piscataway

                                    EXHIBIT A

                               LEGAL DESCRIPTION

                                    EXHIBIT A

                          Legal Description of Property

ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, WITH THE BUILDING AND IMPROVEMENTS THEREON ERECTED, SITUATE, LYING AND BEING IN THE TOWNSHIP OF PISCATAWAY, COUNTY OF MIDDLESEX, STATE OF NEW JERSEY, BOUNDED AND DESCRIBED AS
FOLLOWS:

PARCEL ONE - BLOCK 591, LOT 2.01 - RECORD DESCRIPTION

All that certain lot, tract or parcel of land and premise situate, lying and being in the Township of Piscataway, County of Middlesex and State of New Jersey, being more particularly described as follows:

BEGINNING at the intersection of the westerly sideline of Hoes Lane, variable width Right-of-Way, with the northerly sideline of Skiles Avenue, 66 foot Right-of-Way, and from said point running; thence

      1. Along the said northerly sideline of Skiles Avenue on a curve to the right said curve having a radius of 20.00 feet, a length along the arc of 28.17 feet, a bearing along the chord of South 27 degrees 22 minutes 04 seconds West, and a chord distance of 25.90 feet to a point of tangency; thence

      2. Continuing along said northerly sideline, South 67 degrees 43 minutes 22 seconds West, a distance of 473.88 feet; thence

      3. North 22 degrees 16 minutes 39 seconds West, a distance of 250.00 feet; thence

      4. South 67 degrees 43 minutes 21 seconds West, a distance of 280.00 feet; thence

      5. South 22 degrees 16 minutes 39 seconds East, a distance of 250.00 feet to the said northerly sideline of Skiles Avenue; thence

      6. Along said sideline, South 67 degrees 43 minutes 22 seconds West, a distance of 292.29 feet; thence

      7. South 67 degrees 53 minutes 22 seconds West, a distance of 787.50 feet; thence

      8. North 20 degrees 10 minutes 39 seconds West, a distance of 414.90 feet; thence

      9. North 43 degrees 04 minutes 48 seconds West, a distance of 328.55 feet; thence

      10. North 13 degrees 38 minutes 03 seconds West, a distance of 435.20 feet; thence

      11. North 12 degrees 16 minutes 28 seconds West, a distance of 278.51 feet; thence

      12. North 12 degrees 11 minutes 18 seconds West, a distance of 626.96 feet; thence

      13. North 18 degrees 37 minutes 49 seconds West, a distance of 62.60 feet; thence

      14. North 65 degrees 49 minutes 40 seconds East, a distance of 97.25 feet; thence

      15. North 70 degrees 47 minutes 05 seconds East, a distance of 465.73 feet; thence

      16. North 70 degrees 37 minutes 52 seconds East, a distance of 664.05 feet; thence

      17. North 70 degrees 38 minutes 36 seconds East, a distance of 524.76 feet to a concrete monument in the westerly sideline of Hoes Lane; thence

      18. Along said sideline, South 24 degrees 17 minutes 54 seconds East, a distance of 526.99 feet to a point of curvature; thence

      19. Continuing along the said sideline on a curve to the left said curve having a radius of 6052.00 feet, a length along the arc of 422.51 feet, a bearing along the chord of South 26 degrees 17 minutes 34 seconds East, and a chord distance of 422.42 feet to a point of reverse curvature; thence

      20. Continuing along the said sideline on a curve to the right said curve having a radius of 2948.00 feet, a length along the arc of
            823.24 feet, a bearing along the chord of South 20 degrees 17 minutes 54 seconds East and a chord distance of 820.56 feet to a point of tangency; thence

      21. South 12 degrees 17 minutes 54 seconds East, a distance of 184.28 feet to the POINT of BEGINNING.

The above described being known as a description of Block 591, Lots 2.01, said Lot being shown on the Piscataway Township Tax Map Sheet 51, also being shown on a plat entitled "Reverse Subdivision Plan" prepared by Donald H. Stires Associates, 43 West High Street, Somerville, New Jersey dated May 26, 1999.

PARCEL ONE - BLOCK 591, LOT 2.01 - SURVEY DESCRIPTION

All that certain lot, tract or parcel of land and premise situate, lying and being in the Township of Piscataway, County of Middlesex and State of New Jersey, being more particularly described as follows:

BEGINNING at the intersection of the westerly sideline of Hoes Lane, variable width Right-of-Way, with the northerly sideline of Skiles Avenue, 66 foot Right-of-Way, and from said point running; thence

      1. Along the said northerly sideline of Skiles Avenue on a curve to the right said curve having a radius of 20.00 feet, a length along the arc of 28.17 feet, a bearing along the chord of South 27 degrees 22 minutes 04 seconds West, and a chord distance of 25.90 feet to a point of tangency; thence

      2. Continuing along said northerly sideline, South 67 degrees 43 minutes 22 seconds West, a distance of 473.88 feet; thence

      3. North 22 degrees 16 minutes 39 seconds West, a distance of 250.00 feet; thence

      4. South 67 degrees 43 minutes 21 seconds West, a distance of 280.00 feet; thence

      5. South 22 degrees 16 minutes 39 seconds East, a distance of 250.00 feet to the said northerly sideline of Skiles Avenue; thence

      6. Along said sideline, South 67 degrees 43 minutes 22 seconds West, a distance of 292.29 feet; thence

      7. South 67 degrees 53 minutes 22 seconds West, a distance of 787.50 feet; thence

      8. North 20 degrees 10 minutes 39 seconds West, a distance of 414.90 feet, thence

      9. North 43 degrees 04 minutes 48 seconds West, a distance of 328.55 feet; thence

      10. North 13 degrees 38 minutes 03 seconds West, a distance of 435.20 feet; thence

      11. North 12 degrees 16 minutes 28 seconds West, a distance of 278.51 feet; thence

      12. North 12 degrees 11 minutes 18 seconds West, a distance of 626.96 feet; thence

      13. North 18 degrees 37 minutes 49 seconds West, a distance of 62.60 feet; thence

      14. North 65 degrees 49 minutes 40 seconds East, a distance of 97.25 feet; thence

      15. North 70 degrees 47 minutes 05 seconds East, a distance of 465.73 feet: thence

      16. North 70 degrees 37 minutes 52 seconds East, a distance of 664.05 feet; thence

      17. North 70 degrees 38 minutes 36 seconds East, a distance of 524.76 feet to a concrete monument in the westerly sideline of Hoes Lane; thence

      18. Along said sideline, South 24 degrees 17 minutes 54 seconds East, a distance of 526.99 feet to a point of curvature; thence

      19. Continuing along the said sideline on a curve to the left said curve having a radius of 6052.00 feet, a length along the arc of 422.51 feet, a bearing along the chord of South 26 degrees 17 minutes 54 seconds East, and a chord distance of 422.42 feet to a point of reverse curvature; thence

      20. Continuing along the said sideline on a curve to the right said curve having a radius of 2948.00 feet, a length along the arc of
            823.24 feet, a bearing along the chord of South 20 degrees 17 minutes 54 seconds East and a chord distance of 820.56 feet to a point of tangency; thence

      21. South 12 degrees 17 minutes 54 seconds East, a distance of 184.28 feet to a point of curvature; thence

      22. Continuing along the said sideline on a curve to the left said curve having a radius of 5052.02 feet, a length along the arc of 60.70 feet, a bearing along the chord of South 12 degrees 38 minutes 34 seconds East and a chord distance of 60.70 feet to the Point of BEGINNING.

The above description is drawn in accordance with a Survey prepared by Richard
C. Mathews, PLS of Stires Associates, PA, dated January 10, 2005, last revised January 24, 2005.

For Information Only:
     Commonly known as:   1 Telcordia Drive / 444 Hoes Lane, Piscataway,
                          New Jersey Block 591, Lot 2.01 - Tax Map of the
                          Township of Piscataway

PARCEL TWO - BLOCK 501.1, LOT 6.01 - RECORD DESCRIPTION

All that certain lot, tract or parcel of land and premise situate, lying and being in the Township of Piscataway, County of Middlesex and State of New Jersey, being more particularly described as follows:

BEGINNING at the intersection of the southerly sideline of Knightsbridge Road, with the westerly sideline of Hoes Lane, variable width Right-of-Way, and from said point; running; thence

      1. Along the said westerly sideline of Hoes Lane, South 26 degrees 25 minutes 40 seconds East, a distance of 20.89 feet; thence

      2. South 70 degrees 22 minutes 20 seconds West, a distance of 234.83 feet; thence

      3. South 26 degrees 25 minutes 40 seconds East, a distance of 250.00 feet; thence

      4. North 70 degrees 22 minutes 20 seconds East, a distance of 234.84 feet to the said westerly sideline of Hoes Lane; thence

      5. Along said sideline, South 26 degrees 25 minutes 40 seconds East, a distance of 536.53 feet to a point on a non-tangent curve; thence

      6. Continuing along said sideline on a curve to the left said curve having a radius of 6934.54 feet, a length along the arc of 528.81 feet, a bearing along the chord of South 22 degrees 06 minutes 50 seconds East and a chord distance of 528.69 feet to a point of tangency; thence

      7. Continuing along said sideline, South 24 degrees 17 minutes 54 seconds East, a distance of 46.89 feet to a concrete monument; thence

      8. South 70 degrees 38 minutes 36 seconds West, a distance of 524.76 feet; thence

      9. South 70 degrees 37 minutes 52 seconds West, a distance of 664.05 feet; thence

      10. North 00 degrees 42 minutes 10 seconds West, a distance of 984.92 feet to a point of curvature; thence

      11. Along a curve to the left said curve having a radius of 525.75 feet, a length along the arc of 173.66 feet, a bearing along the chord of North 10 degrees 09 minutes 55 seconds East and a chord distance of
            172.87 feet to a point of tangency; thence

      12. North 19 degrees 37 minutes 40 seconds West, a distance of 278.70 feet to a point of curvature; thence

      13. Along a curve to the left said curve having a radius of 30.00 feet, a length along the arc of 40.36 feet, a bearing along the chord of North 58 degrees 10 minutes

            06 seconds West and a chord distance of 37.38 feet to a point on a non-tangent curve in the southerly sideline of Knightsbridge Road; thence

      14. Along said sideline on a curve to the left said curve having a radius of 656.91 feet, a length along the arc of 99.40, a bearing along the chord of North 74 degrees 42 minutes 26 seconds East and a chord distance of 99.31 feet to a point of tangency; thence

      15. Continuing along said sideline, North 70 degrees 22 minutes 20 seconds East, a distance of 343.84 feet; thence

      16. Continuing along said sideline, South 26 degrees 25 minutes 40 seconds East, a distance of 5.04 feet; thence

      17. Continuing along said sideline, North 70 degrees 22 minutes 20 seconds East, a distance of 268.62 feet to a point of curvature; thence

      18. Along said sideline on a curve to the right said curve having a radius of 30.00 feet, a length along the arc of 43.56 feet, a bearing along the chord of South 68 degrees 01 minutes 40 seconds East and a chord distance of 39.84 feet to the Point of BEGINNING.

The above described being known as a Consolidated description of Block 501,1, Lots 6,9.01 and 10, said Lots being shown on the Piscataway Township Tax Map Sheet 44C, also being shown on a plat entitled "Reverse Subdivision Plan" prepared by Donald H. Stires Associates, 43 West High Street, Somerville, New Jersey, dated May 26, 1999.

PARCEL TWO - BLOCK 501.1, LOT 6.01 - SURVEY DESCRIPTION

All that certain lot, tract or parcel of land and premise situate, lying and being in the Township of Piscataway, County of Middlesex and State of New Jersey, being more particularly described as follows:

BEGINNING at the intersection of the southerly sideline of Knightsbridge Road, with the westerly sideline of Hoes Lane, variable width Right-of-Way, and from said point; running; thence

      1. Along the said westerly sideline of Hoes Lane, South 26 degrees 49 minutes 32 seconds East, a distance of 20.89 feet; thence

      2. South 69 degrees 58 minutes 28 seconds West, a distance of 234.83 feet; thence

      3. South 26 degrees 49 minutes 32 seconds East, a distance of 250.00 feet; thence

      4. North 69 degrees 58 minutes 28 seconds East, a distance of 234.84 feet to the said westerly sideline of Hoes Lane; thence

      5. Along said sideline, South 26 degrees 49 minutes 32 seconds East, a distance of 535.73 feet to a point on a non-tangent curve; thence

      6. Continuing along said sideline on a curve to the left said curve having a radius of 6934.54 feet, a length along the arc of 537.85 feet, a bearing along the chord of South 22 degrees 30 minutes 27 seconds East and a chord distance of 537.71 feet to a point of tangency; thence

      7. Continuing along said sideline, South 24 degrees 17 minutes 54 seconds East, a distance of 46.89 feet to a concrete monument; thence

      8. South 70 degrees 38 minutes 36 seconds West, a distance of 524.76 feet; thence

      9. South 70 degrees 37 minutes 52 seconds West, a distance of 664.05 feet; thence

      10. North 01 degrees 06 minutes 02 seconds West, a distance of 984.92 feet to a point of curvature; thence

      11. Along a curve to the left said curve having a radius of 525.75 feet, a length along the arc of 173.66 feet, a bearing along the chord of North 10 degrees 33 minutes 47 seconds West and a chord distance of
            172.87 feet to a point of tangency; thence

      12. North 20 degrees 01 minutes 32 seconds West, a distance of 278.70 feet to a point of curvature; thence

      13. Along a curve to the left said curve having a radius of 30.00 feet, a length along the arc of 40.36 feet, a bearing along the chord of North 58 degrees 33 minutes

            57 seconds West and a chord distance of 37.38 feet to a point on a non-tangent curve in the southerly sideline of Knightsbridge Road; thence

      14. Along said sideline on a curve to the left said curve having a radius of 656.91 feet, a length along the arc of 99.40, a bearing along the chord of North 74 degrees 18 minutes 34 seconds East and a chord distance of 99.31 feet to a point of tangency; thence

      15. Continuing along said sideline, North 69 degrees 58 minutes 28 seconds East, a distance of 343.84 feet; thence

      16. Continuing along said sideline, South 26 degrees 49 minutes 31 seconds East, a distance of 5.04 feet; thence

      17. Continuing along said sideline, North 69 degrees 58 minutes 28 seconds East, a distance of 268.62 feet to a point of curvature; thence

      18. Along said sideline on a curve to the right said curve having a radius of 30.00 feet, a length along the arc of 43.56 feet, a bearing along the chord of South 68 degrees 25 minutes 32 seconds East and a chord distance of 39.84 feet to the Point of BEGINNING.

The above description is drawn in accordance with a Survey prepared by Richard
C. Mathews, PLS of Stires Associates, PA, dated January 10, 2005, last revised January 24, 2005.

For Information Only:
     Commonly known as:      50 Knightsbridge Road
                             Piscataway, New Jersey
                             Block 501.01, Lot 6.01 - Tax Map of the Township of
                             Piscataway

                                                                      SCHEDULE V

                              GROUND LEASE PARCEL

                                  [MASTER PLAN]

                                                                   SCHEDULE VI-A

                          MONTHLY OPERATING STATEMENT

                                                                   SCHEDULE VI-B

                         QUARTERLY OPERATING STATEMENT

                                                                   SCHEDULE VI-C

                           ANNUAL OPERATING STATEMENT

                                                                    SCHEDULE VII

                                 BALANCE SHEET

                                                                   SCHEDULE VIII

                                EXPANSION PARCEL

                                Release Parcel A

                                  [MASTER PLAN]

                                Release Parcel B

                                  [MASTER PLAN]

                                                                     SCHEDULE IX

                                 ANNUAL BUDGET